UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

811-23159

(Investment Company Act file number)

Apollo Diversified Credit Fund

(Exact name of registrant as specified in charter)

9 West 57th Street, New York

New York 10019

(Address of principal executive offices)

212-515-3200

(Registrant’s telephone number, including area code)

ALPS Fund Services, Inc.

1290 Broadway, Suite 1000

Denver, CO 80203

(Name and address of agent for service)

Copy to:

Ryan P. Brizek

Simpson Thacher & Bartlett LLP

900 G Street, N.W.
Washington, D.C. 20001

Date of fiscal year end: December 31

Date of reporting period: January 1 – June 30, 2025

Item 1. Reports to Stockholders.

(a)

APOLLO

Credit

Apollo Diversified Credit Fund

Semi-Annual Report

June 30, 2025 (Unaudited)

Class A, C, F, I, L, and M Shares:

Class A Ticker Symbol (NASDAQ):CRDTX
Class C Ticker Symbol (NASDAQ): CGCCX
Class F Ticker Symbol (NASDAQ): CRDFX
Class I Ticker Symbol (NASDAQ): CRDIX
Class L Ticker Symbol (NASDAQ): CRDLX
Class M Ticker Symbol (NASDAQ): CRDMX

© 2025 APOLLO GLOBAL MANAGEMENT, INC. ALL RIGHTS RESERVED.

Table of Contents

Shareholder Letter (Unaudited)	2
Portfolio Update (Unaudited)	15
Consolidated Schedule of Investments	17
Consolidated Statement of Assets and Liabilities	34
Consolidated Statement of Operations	36
Consolidated Statements of Changes in Net Assets	37
Consolidated Statement of Cash Flows	39
Consolidated Financial Highlights	41
Notes to Consolidated Financial Statements	53
Dividend Reinvestment Policy	75
Additional Information	76
Approval of Investment Advisory Contract	77
Trustees and Officers	79
Service Providers	81
Privacy Notice	82

APOLLO DIVERSIFIED CREDIT FUND

Shareholder Letter (Unaudited)

Earl Hunt Partner, Credit Apollo Diversified Credit Fund	Jim Vanek Partner and Co-Head of Global Performing Credit Apollo Diversified Credit Fund	Chris Lahoud Partner and Head of Opportunistic Credit Apollo Diversified Credit Fund

Dear Valued Shareholders,

We are pleased to present an update for Apollo Diversified Credit Fund (the “Fund”) covering the first half of 2025. We will also share our perspective regarding the investment environment and potential opportunities for the Fund.

MARKET OVERVIEW1

Risk assets rallied in June, with the S&P 500 Index hitting a record high, amid signs that the US economy remains resilient despite ongoing policy uncertainty.

The Federal Reserve (the “Fed”) left interest rates unchanged at 4.25% to 4.5% for a fourth consecutive meeting in June, with both policymakers and Fed Chair Jerome Powell emphasizing the need to assess economic data going forward. Powell noted that most officials expect any tariff impacts to materialize later this summer, with the median estimate still expecting two rate cuts this year.

The Treasury Department provided another tailwind in June, striking a deal with the Group of Seven to drop the controversial Section 899 “revenge tax” proposal. This would have imposed steep taxes on foreign investors in the US as retaliation against countries that taxed American tech companies—in exchange for exempting US companies from some of those same levies.

US job growth moderated in May, with nonfarm payrolls rising by 139,000 and the prior two months revised down by 95,000, signaling increased employer caution against a backdrop of ambiguity around President Donald Trump’s administration policy. Still, the slightly better-than-expected gain in nonfarm payrolls, along with a steady 4.2% unemployment rate and accelerating wage growth, helped alleviate concerns about a sharp deterioration in labor demand. In addition, inflation indicators in May came in well below expectations, with headline inflation rising just 0.08% and core 0.13%, defying predictions of stronger price pressures following Trump’s tariff hike.

FUND SNAPSHOT

Structure	1940 Act Closed-End Interval Fund
Inception Date	April 3, 2017
Apollo Inception Date[2]	May 2, 2022
Pricing	Daily NAV
Subscription Frequency	Daily
Repurchase Frequency[3]	Quarterly (5% of Fund shares outstanding)
Distribution Frequency	Quarterly
Tax Reporting	1099-DIV

SUMMARY STATS

Managed Assets[4]	$1.6 billion
Leverage[5]	12.8%
Portfolio Companies	199
Average Duration (Years)[6]	1.6
Q2 2025 Annualized Distribution Rate (Class I Share)[7]	7.74%
Last Twelve Months’ Distribution Rate (Class I Share)[7,8]	8.34%
Portfolio Weighted Average Yield[9]	8.1%
Floating Rate Exposure[10]	81.1%
Senior Secured	96.9%
North America/Europe/Other[11]	77% / 22% / 1%

Past performance is not indicative of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Investing involves risk, including loss of principal. Performance includes reinvestment of distributions and is net of all Fund expenses. Fund returns greater than one year are annualized. Fund returns would have been lower had expenses not been waived during the period. The Fund return does not reflect the deduction of any applicable Fund share class sales load, third-party brokerage commissions or third-party investment advisory fees paid by investors to a financial intermediary for such services. If the deduction of such fees was reflected, the performance would be lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investing in the Fund involves risks, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. Note on Fund distributions: Shareholders should not assume that the source of a distribution from the Fund is net profit. Please refer to the Fund’s most recent Section 19(a) notice, available at www.apollo.com/adcf, for an estimate of the composition of the Fund’s most recent distribution, which includes a de minimis return of capital. The most recent performance is available at www.apollo.com/adcf or by calling 888.926.2688. Current performance may be lower or higher than the performance quoted.

The Fund offers multiple different classes of shares. An investment in any share class of the Fund represents an investment in the same assets of the Fund. However, the purchase restrictions, ongoing fees, expenses, distributions, and performance for each share class are different. For more information on the differences in share classes, refer to the applicable prospectus, which can be found at: www.apollo.com/adcf. The views expressed here are Apollo’s own, unless otherwise noted.

02

APOLLO DIVERSIFIED CREDIT FUND

FUND PERFORMANCE

For the month ended June 30, 2025, Apollo Diversified Credit Fund’s (the “Fund”) Class I Shares (NASDAQ: CRDIX) returned +1.01%, bringing the last 3 months, year-to-date (“YTD”) and one-year net returns as of June 30, 2025, to +2.55%, +4.58% and +11.21%, respectively.

In June, Corporate Direct Lending, which currently accounts for 63% of the portfolio, contributed +108 bps to the Fund’s performance. Performing Credit contributed +36 bps, Asset-Backed Lending contributed +14bps, and Dislocated Credit contributed +8 bps. Each of the Fund’s strategy pillars contributed positively to the performance of the Fund.

Apollo Diversified Credit Fund is a closed-end management investment company that is operated as an interval fund. Limited liquidity is provided to shareholders only through the Fund’s quarterly repurchase offers for no less than 5% of the Fund’s shares outstanding at net asset value. The Fund is only suitable for investors who can bear the risks associated with the limited liquidity of the Fund and should be viewed as a long-term investment. There is no guarantee that an investor will be able to sell all the shares that the investor desires to sell in the repurchase offer. There is no secondary market for the Fund’s shares and none is expected to develop. Please see the Fund’s current prospectus for further information on the Fund’s objective, strategy and risk factors.

Past performance is not indicative of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Investing involves risk, including loss of principal. Performance includes reinvestment of distributions and is net of all Fund expenses. Fund returns greater than one year are annualized. Fund returns would have been lower had expenses not been waived during the period. The Fund return does not reflect the deduction of any applicable Fund share class sales load, third-party brokerage commissions or third-party investment advisory fees paid by investors to a financial intermediary for such services. If the deduction of such fees was reflected, the performance would be lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investing in the Fund involves risks, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. The ability of the Fund to achieve its investment objective depends, in part, on the ability of the Adviser to allocate effectively the assets of the Fund among the various securities and investments in which the Fund invests. There can be no assurance that the actual allocations will be effective in achieving the Fund’s investment objective or delivering positive returns. Due to financial statement adjustments, performance information presented for the Fund herein differs from the Fund’s performance included in the Fund’s financial statements which are prepared in accordance with U.S. GAAP. Such differences generally are attributable to valuation adjustments to certain of the Fund’s investments which are reflected in the financial statements. Current performance may be lower or higher than the performance quoted. The most recent performance is available at www.apollo.com/adcf or by calling 888.926.2688. The Fund offers multiple different classes of shares. An investment in any share class of the Fund represents an investment in the same assets of the Fund. However, the purchase restrictions, ongoing fees, expenses, distributions, and performance for each share class are different.

For more information on the differences in share classes, refer to the applicable prospectus, which can be found at: www.apollo.com/adcf.

The views expressed here are Apollo’s own, unless otherwise noted.

03

APOLLO DIVERSIFIED CREDIT FUND

PRIVATE CREDIT OVERVIEW1

Apollo’s recent white paper, The Continental Shift: Europe’s Private Credit Moment, explores the opportunity in the European private credit market. We believe European private credit is a fast-growing market with the potential to rival its US counterpart—offering scale, attractive risk-adjusted returns, and geographic diversification. With non-bank lending accounting for just 12% of corporate financing in Europe and the UK—compared to 75% in the US—the region remains heavily reliant on banks, presenting a significant growth opportunity for private lenders (particularly in direct lending). Regulatory shifts, including the Savings and Investments Union and Basel III implementation, are accelerating the movement of assets out of the banking system and into alternative capital channels. Meanwhile, macro and geopolitical tailwinds— ranging from fiscal stimulus to a reevaluation of “American exceptionalism”—are cultivating interest in Europe as a destination for cross-border capital. In addition, European direct lending deals tend to offer 25–50 basis points of spread enhancement versus US equivalents. This is due to regulatory fragmentation, multi-currency structuring, and legal complexity—creating opportunities for lenders with cross-border expertise and scale. Finally, rising support for capital markets reform is opening new opportunities in asset-backed finance, particularly for asset-heavy sectors in need of creative funding solutions.

Past performance is not indicative of future results. Holdings and allocations are subject to change without notice. Diversification does not eliminate the risk of experiencing investment losses. Source: Apollo Analysts. The views expressed here are Apollo’s own, unless otherwise noted. Holdings and allocations, unless disclosed otherwise, are based on Managed Assets. The Fund is actively managed and its characteristics will vary. Active portfolio management could result in underperformance. For discussion purposes only. The expected allocations are subject to a variety of factors, including Apollo’s analysis of investment opportunities, and is subject to change at any time without notice. There is no guarantee these expected allocations will occur.

04

APOLLO DIVERSIFIED CREDIT FUND

CORPORATE DIRECT LENDING

●	The Fund’s Corporate Direct Lending strategy targets large scale corporate originations and sponsor-backed issuers, utilizing Apollo’s proprietary sourcing channel.

●	As of June 30, 2025, 63% of the Fund’s portfolio was allocated to corporate direct lending across 108 issuers of 2022-2025 vintage with a weighted average EBITDA of approximately $312 million12 and weighted average net LTV of approximately 41%,13 reflective of our focus on large corporate issuers and top-of-capital structure portfolio allocation.

ASSET-BACKED LENDING

●	The Fund’s Asset-Backed Lending strategy focuses on agile deployment of capital into origination and proprietary sourcing channels across a broad mandate of asset-backed investments, with a focus on investments collateralized by tangible investments.

●	During the month ending June 30, 2025, the Fund slightly decreased its exposure to asset-backed lending to 6% of the Fund’s portfolio. We believe these assets may present an attractive risk-return profile through less correlated and, in our opinion, resilient collateral pools.

Past performance is not indicative of future results. Holdings and allocations are subject to change without notice. Diversification does not eliminate the risk of experiencing investment losses. Source: Apollo Analysts. The views expressed here are Apollo’s own, unless otherwise noted. Holdings and allocations, unless disclosed otherwise, are based on Managed Assets. The Fund is actively managed and its characteristics will vary. Active portfolio management could result in underperformance. For discussion purposes only. The expected allocations are subject to a variety of factors, including Apollo’s analysis of investment opportunities, and is subject to change at any time without notice. There is no guarantee these expected allocations will occur.

05

APOLLO DIVERSIFIED CREDIT FUND

PUBLIC CREDIT OVERVIEW14 (as of June 30, 2025)

High-yield bonds, as tracked by the J.P. Morgan High Yield Index, posted their strongest gain in 11 months gaining +1.9% in June and brought the year-to-date return to +4.8%. In June, performance across credit ratings was relatively uniform, with Single Bs (+2.0%) and CCCs (+2.0%) slightly outperforming BBs (+1.9%). High-yield bonds benefited from the rally in equities and a 17 bps decline in 10-year Treasury yields. In June, high-yield bond yields and spreads decreased by 43 bps and 27 bps to 7.18% and 337 bps, respectively.

Leveraged loans, as measured by the J.P. Morgan Leveraged Loan Index, gained +0.8% in June. Leveraged loan yields declined by 28 bps to 7.82% and credit spreads narrowed by 1 bp to 447 bps. Year-to-date, leveraged loans have posted a return of +2.9%. By comparison, high-yield bonds, investment-grade bonds, and the S&P 500 Index are returning +4.78%, +4.22%, and +6.20% YTD, respectively.

Robust investor demand fueled a busy month for primary issuance in June. High-yield issuance surged, with $37 billion priced—a 15% increase from May and the most in a single month since September 2021. Refinancing accounted for 79% of issuance, but lower-rated names also saw meaningful activity, marking the largest month for CCCs since 2021. In loans, primary issuance rose to a four-month high of $66 billion, driven by repricing and refinancing, bringing first-half volumes to $441 billion. Repricing deals made up 36% of June’s total, followed by 34% for refinancing and 21% for M&A financing. Overall, total credit supply across investment-grade bonds, high-yield bonds, and loans reached $255 billion in June, underscoring the sustained momentum in capital markets.

Past performance is not indicative of future results. Holdings and allocations are subject to change without notice. Diversification does not eliminate the risk of experiencing investment losses. Source: Apollo Analysts. The views expressed here are Apollo’s own, unless otherwise noted. Holdings and allocations, unless disclosed otherwise, are based on Managed Assets. The Fund is actively managed and its characteristics will vary. Active portfolio management could result in underperformance. For discussion purposes only. The expected allocations are subject to a variety of factors, including Apollo’s analysis of investment opportunities, and is subject to change at any time without notice. There is no guarantee these expected allocations will occur.

06

APOLLO DIVERSIFIED CREDIT FUND

PERFORMING CREDIT

●	The Fund’s Performing Credit strategy primarily pursues liquid, performing senior secured corporate credits to generate total return.

●	The Fund’s exposure within this strategy is predominately focused on senior secured positions across industries with resilient business models that we believe may continue to generate strong cash flow across various economic environments. The Fund’s portfolio allocation is currently tilted towards floating rate assets over fixed rate assets, consistent with our views of a higher for longer interest rate environment. As of June 30, 2025, the strategy allocation was 24%, which represents the second highest allocation in the Fund, across 60 issuers with a weighted average yield of 6.7%.

DISLOCATED CREDIT

●	The Fund’s Dislocated Credit strategy seeks to use contingent capital to tactically pursue “dislocated” credit opportunities (e.g., stressed, performing assets across the credit spectrum that sell-off due to technical and/or non-fundamental reasons) in between traditional, passive investment mandates and “distressed-for-control” investment mandates.

●	As of June 30, 2025, 7% of the Fund was allocated to the dislocated credit pillar, spanning 15 issuers with a weighted average yield of 9.31%.[15]

Past performance is not indicative of future results. Holdings and allocations are subject to change without notice. Diversification does not eliminate the risk of experiencing investment losses. Source: Apollo Analysts. The views expressed here are Apollo’s own, unless otherwise noted. Holdings and allocations, unless disclosed otherwise, are based on Managed Assets. The Fund is actively managed and its characteristics will vary. Active portfolio management could result in underperformance. For discussion purposes only. The expected allocations are subject to a variety of factors, including Apollo’s analysis of investment opportunities, and is subject to change at any time without notice. There is no guarantee these expected allocations will occur.

07

APOLLO DIVERSIFIED CREDIT FUND

ATTRIBUTION BY STRATEGY2,16 (as of June 30, 2025)

	MDT (bps)	Last 3 Months (bps)	YTD (bps)	7/1/22- Current (bps)	Apollo Inception to Date (bps)
Private Credit	122	303	549	765	701
Corporate Direct Lending	108	273	493	720	–
Asset-Backed Lending	14	30	56	45	–
Public Credit	44	148	185	694	368
Performing Credit	36	109	150	583	–
Dislocated Credit	8	39	35	11	–
Currency Hedge	-60	-144	-212	-61	-50
Residual	14	-1	33	-90	-89
Fees & Expenses	-19	-51	-97	-178	-169
Total (Net)	101	255	458	1,130	761

TOP 10 HOLDINGS AS PERCENTAGE OF PORTFOLIO10,17

(as of June 30, 2025)

Issuer	Industry	% Allocation
Bridgepoint Europe VI Finance S.a.r.l.	Financial Services	2.1%
CSC Holdings, LLC	Diversified Telecommunication Services	1.9%
Commscope, LLC (f/k/a Commscope, Inc.)	Communications Equipment	1.6%
Kane Bidco Limited	Capital Markets	1.6%
Ardagh Group S.A.	Household Products	1.5%
Venture Global Plaquemines Lng LLC	Gas Utilities	1.5%
Endeavor Operating Co LLC	Hotels, Restaurants & Leisure	1.3%
XPLR Infrastructure Operating Partners LP	Independent Power & Renewable Electricity Producers	1.3%
X Corp	Interactive Media & Services	1.2%
Quikrete Holdings, Inc.	Building Products	1.2%
Total		15.2%

Past performance is not indicative of future results. Holdings and allocations are based on Managed Assets and are subject to change without notice and may not be representative of current or future allocations. Diversification does not eliminate the risk of experiencing investment losses. Source: Apollo Analysts. For discussion purposes only. Attribution for periods greater than one year are annualized. The Fund pursues its investment objective through a “multi-asset” approach centered around four key strategy pillars, as described above: (1) corporate direct lending, (2) asset-backed lending, (3) performing credit, and (4) dislocated credit. “Attribution by Strategy” is intended to show characters of the portfolio and provide an estimate as to which strategy pillars within the Fund contributed (positively or negatively) to the Fund’s overall performance during the period represented. Such attribution analysis should not be relied upon for investment decisions. Strategy and asset classification prior to Apollo Inception (May 2, 2022) was generated by the previous management team of the Fund’s investment adviser and as such Apollo Inception to Date attribution is only summarized for Private Credit, Public Credit, Currency Hedge, Residual, and Net Fees & Expenses. Total (Net) performance reflects the Fund’s Class I share and includes reinvestment of distributions and is net of all Fund expenses during the relevant period. Net Fees & Expenses reflects the net expenses paid by the Fund’s Class I shares during the relevant period. The figures reflect the impact of fee waivers and expense limitation and reimbursement agreements in effect during the given period, some of which have since expired. The Fund’s current expense limitation and reimbursement agreement will remain in effect at least through April 30, 2026. Please see the Total Annual Fund Expenses table at the end of this presentation for additional information on the Fund’s fees and expenses, including the Fund’s current expense limitation and reimbursement agreement. Total (Net) performance of the Fund’s Class I shares would have been lower had fees not been waived during the period. The Fund return does not reflect the deduction of any applicable Fund share class sales load, third-party brokerage commissions or third-party investment advisory fees paid by investors to a financial intermediary for such services. If the deduction of such fees was reflected, the performance would be lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

08

APOLLO DIVERSIFIED CREDIT FUND

CORRELATION SUMMARY2,18 (as of June 30, 2025)

Correlation Summary	Correlation to Fund: Last 3 Months	Correlation to Fund: Apollo Inception to Date
Bloomberg US Aggregate Bond Index	0.61	0.43
Bloomberg Municipal Bond Index	0.31	0.37
Bloomberg US Corporate Bond Index	0.62	0.50
Morningstar LSTA US Leveraged Loan Index	0.56	0.60
ICE BofA US High Yield Index	0.52	0.81

Past performance is not indicative of future results. Holdings and allocations are subject to change without notice. Diversification does not eliminate the risk of experiencing investment losses. Source: Apollo Analysts. Holdings and allocations, unless disclosed otherwise, are based on Managed Assets. The Fund is actively managed and its characteristics will vary. Active portfolio management could result in underperformance.

FUND MANAGEMENT

Apollo Global Management, Inc. and its consolidated subsidiaries (“Apollo”), which includes the Fund’s investment adviser, Apollo Capital Credit Adviser, LLC, has built one of the world’s largest alternative credit platforms, managing $641 billion in institutional and private assets.19, 20 We draw on 30+ years of experience, seeking to provide excess returns across the risk spectrum through our proprietary origination, an extensive credit toolkit, and a flexible capital base that can respond to the changing needs of borrowers. We offer solutions designed to align with investors’ needs for return — at what we believe to be the appropriate level of risk and liquidity. Apollo Diversified Credit Fund builds on Apollo’s global credit platform, our differentiated sourcing engine, and our status as a preferred lending partner.

$641B	~540
in credit assets under management [19,20]	dedicated credit investment professionals[19]

The views expressed here are Apollo’s own, unless otherwise noted.

09

APOLLO DIVERSIFIED CREDIT FUND

GLOSSARY

Annualized Return: Calculated by annualizing cumulative return (i.e., adjusting it for a period of one year). Annualized return includes capital appreciation and assumes a reinvestment of dividends and distributions.

Attribution: An assessment of the performance of a portfolio or its investments.

Basis Point (bps): A unit of measure used to describe the percentage change. One basis point is equivalent to 0.01% (1/100th of a percent) or 0.0001 in decimal form.

Bloomberg Municipal Bond Index: Measures the performance of US investment grade general obligation and revenue bonds with maturities from one to 30 years.

Bloomberg US Aggregate Bond Index: Measures the performance of the US investment grade bond market.

Bloomberg US Corporate Bond Index: Measures the performance of the investment grade, fixed-rate, taxable corporate bond market. It includes US dollar-denominated securities issued by US and non-US industrial, utility and financial firms.

Bond: A debt instrument, also considered a loan, that an investor makes to a corporation, government, federal agency or other organization (known as an issuer) in which the issuer typically agrees to pay the owner the amount of the face value of the bond on a future date, and to pay interest at a specified rate at regular intervals.

Bond Rating: A method of evaluating the quality and safety of a bond. This rating is based on an examination of the issuer’s financial strength and the likelihood that it will be able to meet scheduled repayments. Ratings range from AAA (best) to D (worst). Bonds receiving a rating of BB or below are not considered investment grade because of the relative potential for issuer default.

Cumulative Return: The compound return of an investment. It includes capital appreciation and assumes a reinvestment of dividends and distributions.

Earnings Before Interest, Taxes, Depreciation, and Amortization (EBITDA): A statistic used to assess operating performance and profitability.

ICE BofA US High Yield Index: Tracks the performance of US dollar denominated below investment grade corporate debt publicly issued in the US domestic market.

J.P. Morgan High Yield Bond Index: Designed to mirror the investible universe of US dollar high-yield corporate debt market, including domestic and international issues.

J.P. Morgan Leveraged Loan Index: Designed to mirror the investable universe of US Dollar-denominated institutional leveraged loans, including US and international borrowers.

Loan-to-Value (LTV) Ratio: An assessment of lending risk that financial institutions and other lenders examine before lending to a company.

Morningstar LSTA US Leveraged Loan Index: Designed to deliver comprehensive coverage of the US leveraged loan market using PitchBook LCD data to monitor the performance, activity, and key characteristics of the market.

Mortgage-Backed Securities: Investment products that are backed by mortgages on commercial or residential properties.

Net Asset Value (NAV): Represents a fund’s per-share price. NAV is calculated by dividing a fund’s total net assets by its number of shares outstanding.

S&P 500 Index: An index based on market cap of the 500 largest companies having stock listed on the New York Stock Exchange (NYSE) or NASDAQ.

APOLLO DIVERSIFIED CREDIT FUND

SUMMARY OF RISK FACTORS (UNAUDITED)

This material is neither an offer to sell nor a solicitation to purchase any security. Investors should carefully consider the investment objectives, risks, charges and expenses of the Fund. This and other important information about the Fund is contained in the prospectus, which can be obtained by visiting www.apollo.com/adcf. Please read the prospectus carefully before investing.

The Fund is a diversified, closed-end management investment company that is operated as an interval fund. The Fund invests at least 80% of its total assets in debt securities. This investment involves a high degree of risk. An investor should invest in the Fund only if the investor can afford the complete loss of an investment. Prospective investors should carefully read the Fund’s prospectus for a description of the risk associated with an investment in the Fund in determining whether an investment in the Fund is suitable. These risks include, but are not limited to, the following:

Limited Liquidity. An investor should consider an investment in the Fund to be of limited liquidity and is suitable only for investors who can bear the risks associated with the limited liquidity of the Fund and should be viewed as a long-term investment. The Fund’s shares are not listed on any securities exchange, and no secondary public market for the sale of the Fund’s interests exists, nor is one likely or expected to develop. As described in the prospectus under “Quarterly Repurchases of Shares,” the Fund provides limited liquidity through quarterly offers to repurchase a limited amount of the Fund’s shares (at least 5% of the Fund’s outstanding shares); however, there is no guarantee that an investor will be able to sell all the shares that the investor desires to sell in the repurchase offer.

Below Investment Grade. The Fund invests in securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be illiquid and difficult to value. Lower grade instruments may be particularly susceptible to economic downturns, which could adversely affect the ability of the issuers of such instruments to repay principal and pay interest thereon, increase the incidence of default for such instruments and severely disrupt the market value of such instruments.

Use of Leverage. The Fund utilizes leverage which will magnify the potential for loss on amounts invested in the Fund.

Fees and Expenses. The Fund is subject to charges for management and other fees regardless of whether the Fund has a positive return. Please refer to the Fund’s prospectus for a complete description of expenses to be charged to the Fund.

Distributions. The Fund will ordinarily pay distributions, if any, once a quarter. There is no assurance that the Fund’s distribution rate will be sustainable in the future nor are distributions guaranteed. The Fund may pay distributions in significant part from sources that may not be available in the future and that may be unrelated to the Fund’s performance, such as return of capital and borrowings. Shareholders should note that a return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares. Please refer to the Fund’s most recent Section 19(a) notice, available at www.apollo.com/adcf, for an estimate of the composition of the Fund’s most recent distribution which includes a de minimis return of capital. The Fund’s semi-annual and annual reports filed with the U.S. Securities and Exchange Commission (the “SEC”) are available on the Fund’s website and include additional information regarding the composition of distributions. The Fund’s distributions may be affected by numerous factors, including but not limited to changes in Fund expenses including the amount of expenses waived by the Fund’s Adviser, investment performance, realized and projected market returns, fluctuations in market interest rates, and other factors.

Potential Loss of Investment. Investing in the Fund is speculative and involves a high degree of risk and no guarantee or representation is made that the Fund’s investment strategy will be successful under all market conditions, nor do we guarantee any level of return or risk. An investment in the Fund could require a long-term commitment, with limited liquidity and the risk of loss of capital. Investors must have the financial ability, sophistication, experience and willingness to evaluate the merits and bear the risks of such an investment. Such an investment is not suitable for all potential investors. Investors could lose part or all of an investment, and the Fund could incur losses in markets where major indices are rising and falling. Results could be volatile. Accordingly, investors should understand that past performance is not indicative nor a guarantee of future results. Investors in the Fund should understand that the net asset value of the Fund will fluctuate, which may result in a loss of the principal amount invested. The Fund’s investments may be negatively affected by the broad investment environment and capital markets in which the Fund invests. The value of the Fund’s investments will increase or decrease based on changes in the prices of the investments it holds. This will cause the value of the Fund’s shares to increase or decrease. The Fund is “diversified” under the Investment Company Act of 1940. Diversification does not eliminate the risk of experiencing investment losses. The Fund is not intended to be a complete investment program.

Neither the SEC nor any state securities regulator has approved or disapproved of these securities or determined if the prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This sales material must be accompanied or preceded by the prospectus and must be read in conjunction with the Fund’s prospectus in order to fully understand all the implications and risks of an investment in the Fund. This sales material is neither an offer to sell nor a solicitation of an offer to buy securities. Investments mentioned herein may not be suitable for prospective investors. An offering is made only by the prospectus, which must be made available to you prior to making a purchase of shares and is available at www.apollo.com/adcf. Prior to making an investment, investors should read the prospectus, including the “Risk Factors” section therein, which contain the risks and uncertainties that we believe are material to the Fund’s business, operating results, and financial condition.

FORWARD-LOOKING STATEMENT DISCLOSURE

Certain information contained in this document constitutes “forward-looking statements,” which can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “continue” or other similar words, or the negatives thereof. These may include financial projections and estimates and their underlying assumptions, statements about plans, objectives and expectations with respect to future operations, and statements regarding future performance. Such forward-looking statements are inherently uncertain and there are or may be important factors that could cause actual outcomes or results to differ materially from those indicated in such statements.

APOLLO DIVERSIFIED CREDIT FUND

Apollo believes these factors include, but are not limited to, those described under the section entitled “Summary of Risk Factors”, which are further described in the Fund’s prospectus, and any such updated factors included in the Fund’s periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in the Fund’s prospectus and other filings. Except as otherwise required by federal securities laws, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future developments or otherwise.

ADDITIONAL IMPORTANT DISCLOSURE (UNAUDITED)

Past performance is not indicative nor a guarantee of future returns.

This material is confidential and may not be distributed, transmitted or otherwise communicated to others, in whole or in part, without the express written consent of Apollo Global Management, Inc. (together with its subsidiaries, “Apollo”) and is intended solely for the use of the persons to whom it has been delivered. This material does not constitute an offer to sell, or the solicitation of an offer to buy, any security, product or service. Apollo and its affiliates do not provide tax, legal or accounting advice. This material is not intended to provide, and should not be relied on for, tax, legal or accounting advice. You should consult your own tax, legal and accounting advisors before engaging in any transaction. This material represents views as of the date of this material and is subject to change without notice of any kind. This material and the transactions, investments, products, services, securities or other financial instruments referred to in this material are not directed to, or intended for distribution to or use by, any person or entity who is a citizen or resident of or located in any locality, state, country or other jurisdiction where such distribution, publication, availability or use would be contrary to any laws or regulations. Recipients may only use this material to the extent permitted by the applicable laws and regulations and should be aware of and observe all such applicable laws and regulations.

Alternative investments often are speculative, typically have higher fees than traditional investments, often include a high degree of risk and are suitable only for eligible, long-term investors who are willing to forgo liquidity and put capital at risk for an indefinite period of time. They may be highly illiquid and can engage in leverage and other speculative practices that may increase volatility and risk of loss.

Opinions expressed herein reflect the current opinions of Apollo as of the date appearing in the materials only and are based on Apollo’s opinions of the current market environment, which is subject to change. Certain information contained in the materials discusses general market activity, industry or sector trends, or other broad-based economic, market or political conditions and should not be construed as research or investment advice. This material is not complete and the information contained herein may change at any time without notice.

Apollo has not made any representation or warranty, expressed or implied, with respect to fairness, correctness, accuracy, reasonableness, or completeness of any of the information contained herein (including but not limited to information obtained from third parties unrelated to Apollo). Apollo has no responsibility to update any of the information provided in this material.

Notwithstanding the forgoing, nothing herein is intended to impede an individual from communicating directly with the US Securities and Exchange Commission or other regulatory agency about a possible securities law violation.

APOLLO DIVERSIFIED CREDIT FUND

ENDNOTES

1)	Source: Bloomberg, Pitchbook, LCD, JPM Research as of June 30, 2025.
2)	Apollo Capital Credit Adviser, LLC, f/k/a Griffin Capital Credit Advisor, LLC (hereinafter “ACCA,” and together with ACCA’s affiliated registered investment advisers directly and indirectly owned by Apollo Global Management, Inc., “Apollo”) was acquired by Apollo Global Management, Inc., on May 2, 2022. Performance prior to May 2, 2022 was generated under the previous management team of the Fund’s former investment adviser, which was not affiliated with Apollo. The current management team of ACCA is responsible for performance on and after May 2, 2022.
3)	Limited liquidity is provided to shareholders only through the Fund’s quarterly repurchase offers for no less than 5% of the Fund’s shares outstanding at net asset value. There is no guarantee that an investor will be able to sell all the shares that the investor desires to sell in the repurchase offer. Due to these restrictions, an investor should consider an investment in the Fund to be of limited liquidity.
4)	Managed Assets are equal to the total of the Fund’s assets, including assets attributable to financial leverage, minus accrued liabilities, other than debt representing financial leverage. Holdings and allocations, unless disclosed otherwise, are based on Managed Asset.
5)	Leverage is equal to consolidated Fund borrowings divided by total managed assets. The use of leverage by the Fund will magnify the Fund’s gains or losses. There is no guarantee that the Fund’s leverage strategy will be successful.
6)	Duration is a measure of how sensitive the price of a debt instrument (such as a bond) is to a change in interest rates and is measured in years.
7)	Past performance is not indicative of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Investing involves risk, including loss of principal. The Fund’s distribution policy is to make quarterly distributions to shareholders. Shareholders should not assume that the source of a distribution from the Fund is net profit. Please refer to the Fund’s most recent Section 19(a) notice for an estimate of the composition of the Fund’s most recent distribution, available at www.apollo.com/adcf, and the Fund’s semi-annual or annual reports filed with the U.S. Securities and Exchange Commission (the “SEC”) and available on the Fund’s website for additional information regarding the composition of distributions. Under GAAP, the composition of the Fund’s distribution on June 30, 2025 was estimated to include a de minimis amount of return of capital and should not be confused with yield or income. It is important to note that differences exist between the Fund’s accounting records prepared in accordance with GAAP and recordkeeping practices required under income tax regulations. Therefore, the characterization of Fund distributions for federal income tax purposes may be different from GAAP characterization estimates. The determination of what portion of each year’s distributions constitutes ordinary income, qualifying dividend income, short or long-term capital gains or return of capital is determined at year-end and reported to shareholders on Form 1099-DIV, which is mailed every year in late January. The Fund does not provide tax advice. The Fund’s distributions may be affected by numerous factors, including but not limited to changes in Fund expenses including the amount of expenses waived by the Fund’s Adviser, investment performance, realized and projected market returns, fluctuations in market interest rates, and other factors. There is no assurance that the Fund’s distribution rate will be sustainable in the future nor are distributions guaranteed.
8)	Last Twelve Months’ Distribution Rate (Class I Share) as of June 30, 2025.
9)	Represents the Fund’s weighted average yield to worst at current market value of the Fund’s underlying holdings, excluding cash. Yield to worst is an estimate of the lowest yield expected from a debt investment, absent a default.
10)	Based on the Fund’s total market value exposure to debt securities.
11)	Based on market value of the Fund’s underlying securities. Excludes cash and other net assets. Totals may not sum due to rounding.
12)	Represents weighted average EBITDA of the Fund’s directly originated debt investments based on latest information tracked on our portfolio companies and excludes certain portfolio companies for which these metrics are not meaningful (for instance, portfolio companies with negative EBTIDA).
13)	Weighted average net loan-to-value (LTV) is net debt through the respective loan tranche in which the Fund has invested divided by the estimated enterprise value of the portfolio company. Based on latest information tracked on the Fund’s underlying portfolio companies and excludes certain portfolio companies for which these metrics are not meaningful (for instance, portfolio companies with negative EBTIDA).
14)	J.P. Morgan – North America Credit Research, June 2025.
15)	Weighted average yield is represented by yield-to-worst, which is an estimate of the lowest yield that you can expect to earn from a debt investment, absent a default.
16)	“Residual” represents cash and other net assets including positions not categorized within the strategies described in the “Attribution by Strategy” table.
17)	Industries are based on the Global Industry Classification Standard (GICS), where available. Excludes Asset-Backed Lending. Please refer to the characteristics included in the Asset-Backed Lending section for additional information.
18)	Past correlations are not indicative of future correlations, which may vary. Correlation is a statistical measure of how two securities move in relation to each other. A correlation ranges from -1 to 1. A positive correlation of 1 implies that as one security moves, either up or down, the other security will move in lockstep, in the same direction. A negative correlation of -1 indicates that the securities have moved in the opposite direction. If the correlation is 0, the movements of the securities are said to have no correlation; they are completely random. Data source: Morningstar using daily data. Assets and securities contained within indices and peer funds may be different than the assets and securities contained in the Fund and will therefore have different risk and reward profiles. An investment cannot be made in an index, which is unmanaged and has returns that do not reflect any trading, management or other costs. Please see the glossary for descriptions of indices.

APOLLO DIVERSIFIED CREDIT FUND

19)	As of March 31, 2025.
20)	Assets Under Management (“AUM”) refers to the assets of the funds, partnerships and accounts to which Apollo provides investment management, advisory, or certain other investment-related services, including, without limitation, capital that such funds, partnerships and accounts have the right to call from investors pursuant to capital commitments. Our AUM equals the sum of: 1. the net asset value, plus used or available leverage and/or capital commitments, or gross assets plus capital commitments, of the credit and certain equity funds, partnerships and accounts for which we provide investment management or advisory services, other than certain collateralized loan obligations, collateralized debt obligations, and certain perpetual capital vehicles, which have a fee-generating basis other than the mark-to-market value of the underlying assets; for certain perpetual capital vehicles in credit, gross asset value plus available financing capacity; 2. the fair value of the investments of equity and certain credit funds, partnerships and accounts Apollo manages or advises, plus the capital that such funds, partnerships and accounts are entitled to call from investors pursuant to capital commitments, plus portfolio level financings; 3. the gross asset value associated with the reinsurance investments of the portfolio company assets Apollo manages or advises; and 4. the fair value of any other assets that Apollo manages or advises for the funds, partnerships and accounts to which Apollo provides investment management, advisory, or certain other investment-related services, plus unused credit facilities, including capital commitments to such funds, partnerships and accounts for investments that may require pre-qualification or other conditions before investment plus any other capital commitments to such funds, partnerships and accounts available for investment that are not otherwise included in the clauses above.

Apollo’s AUM measure includes Assets Under Management for which Apollo charges either nominal or zero fees. Apollo’s AUM measure also includes assets for which Apollo does not have investment discretion, including certain assets for which Apollo earns only investment-related service fees, rather than management or advisory fees. Apollo’s definition of AUM is not based on any definition of Assets Under Management contained in its governing documents or in any management agreements of the funds Apollo manages. Apollo considers multiple factors for determining what should be included in its definition of AUM. Such factors include but are not limited to (1) Apollo’s ability to influence the investment decisions for existing and available assets; (2) Apollo’s ability to generate income from the underlying assets in the funds it manages; and (3) the AUM measures that Apollo uses internally or believes are used by other investment managers. Given the differences in the investment strategies and structures among other alternative investment managers, Apollo’s calculation of AUM may differ from the calculations employed by other investment managers and, as a result, this measure may not be directly comparable to similar measures presented by other investment managers. Apollo’s calculation also differs from the manner in which its affiliates registered with the SEC report “Regulatory Assets Under Management” on Form ADV and Form PF in various ways.

Apollo uses AUM, gross capital deployment and dry powder as performance measurements of its investment activities, as well as to monitor fund size in relation to professional resource and infrastructure needs.

Apollo Diversified Credit Fund	Portfolio Update

June 30, 2025 (Unaudited)

Performance (for the period ended June 30, 2025)

	6 Month	1 Year	3 Year^	5 Year^	Since Inception^	Inception
Apollo Diversified Credit Fund - A - With Load*	-1.45%	4.51%	8.92%	6.69%	5.00%	4/3/17
Apollo Diversified Credit Fund - A - Without Load	4.54%	10.87%	11.08%	7.97%	5.76%	4/3/17
Apollo Diversified Credit Fund - C - With Load**	3.16%	9.01%	10.39%	7.56%	5.52%	4/3/17
Apollo Diversified Credit Fund - C - Without Load	4.16%	10.01%	10.39%	7.56%	5.52%	4/3/17
Apollo Diversified Credit Fund - F - NAV	5.42%	12.97%	13.46%	9.36%	6.60%	9/25/17
Apollo Diversified Credit Fund - I - NAV	4.67%	11.10%	11.30%	8.10%	5.84%	4/3/17
Apollo Diversified Credit Fund - L - With Load***	0.00	5.85%	9.23%	6.89%	5.07%	9/5/17
Apollo Diversified Credit Fund - L - Without Load	4.42%	10.55%	10.82%	7.82%	5.65%	9/5/17
Apollo Diversified Credit Fund - M - NAV	5.75%	11.96%	11.15%	–	5.70%	11/1/21
ICE BofA ML US High Yield Index	4.55%	10.24%	9.85%	6.01%	4.97%	4/3/17
Morningstar LSTA Leveraged Loan Index	2.81%	7.29%	9.69%	7.45%	5.33%	4/3/17
50% Morningstar LSTA Leveraged Loan, 50% ICE BofA ML US High Yield	3.68%	8.77%	9.80%	6.77%	5.18%	4/3/17

^	Annualized
*	Adjusted for initial maximum sales charge of 5.75%.
**	Adjusted for contingent deferred sales charge of 1.00% on shares repurchased during the first 365 days after their purchase
***	Adjusted for initial maximum sales charge of 4.25%.

The Fund has chosen to benchmark against a blended benchmark of 50% Morningstar LSTA US Leveraged Loan Index and 50% ICE BofA ML US High Yield Index to align with target portfolio asset allocation. Morningstar LSTA US Leveraged Loan Index: Designed to deliver comprehensive coverage of the US leveraged loan market using PitchBook LCD data to monitor the performance, activity, and key characteristics of the market. ICE BofA Merrill Lynch U.S. High Yield Index: Tracks the performance of U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market.

Indexes are not actively managed and do not reflect deduction of fees, expenses or taxes. An investor cannot invest directly into an index.

The returns shown above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

The performance data quoted above represents past performance. Past performance is not indicative of future results. Investment return and value of the Fund shares will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. The Fund’s current performance is available by calling 1-888-926-2688 or by visiting www.apollo.com/adcf

Apollo Capital Credit Adviser, LLC (formerly, Griffin Capital Credit Advisor, LLC) was acquired by Apollo Global Management, Inc., an affiliate of the Fund’s sub-adviser, on May 2, 2022. Performance prior to May 2, 2022 was generated under the previous management team of the Fund’s investment adviser. The current management team of the Fund’s investment adviser is responsible for performance on and after May 2, 2022.

Class A shares are offered subject to a maximum sales charge of 5.75% of the offering price and Class L shares are offered subject to a maximum sales charge of 4.25% of the offering price. Class C, Class I and Class M shares are offered at net asset value per share. Class C shares may be subject to a 1.00% contingent deferred sales charge on shares redeemed during the first 365 days after their purchase. Class F Shares are no longer offered except for reinvestment of dividends at net asset value. The Adviser and the Fund have entered into an expense limitation and reimbursement agreement with respect to Class F shares (the “Class F Expense Limitation Agreement”) and a separate agreement with respect to all other classes of shares (the “Multi-Class Expense Limitation Agreement” and together with the Class F Expense Limitation Agreement, the “Expense Limitation Agreements”). Pursuant to the Class F Expense Limitation Agreement, the Adviser has contractually agreed to waive its fees and/or to reimburse the Fund for expenses the Fund incurs to the extent necessary to maintain the Fund’s total annual operating expenses after fee waivers and/or reimbursements (including taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, such as litigation or reorganization costs and organizational costs and offering costs) to the extent that they exceed, per annum, 1.50% of the Fund’s average daily net assets attributable to Class F shares. Pursuant to the Multi-Class Expense Limitation Agreement, the Adviser has contractually agreed to waive its fees and/or reimburse the Fund for expenses the Fund incurs, but only to the extent necessary to maintain the Fund’s total annual operating expenses after fee waivers and/ or reimbursement (exclusive of any taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, such as litigation or reorganization costs, but inclusive of organizational costs and offering costs) to the extent that such expenses exceed, per annum, 2.25% of Class A average daily net assets, 3.00% of Class C average daily net assets, 2.00% of Class I average daily net assets, 2.50% of Class L average daily net assets and 2.75% of Class M average daily net assets (the “Expense Limitations”). In consideration of the Adviser’s agreement to limit the Fund’s expenses, the Fund has agreed to repay the Adviser (or any successor thereto) in the amount of any fees waived and reimbursed, subject to the limitations that: (1) the reimbursement for fees and expenses will be made only if payable not more than three years from the date on which they were incurred; and (2) the reimbursement may not be made if it would cause the lesser of the Expense Limitation applicable to such Class in place at the time of waiver or at the time of reimbursement to be exceeded. In addition, pursuant to the Multi-Class Expense Limitation Agreement, any such repayment must be approved by the Fund’s Board of Trustees (the “Board” or the “Trustees”). The Expense Limitation Agreements will remain in effect at least through April 30, 2026. The Multi-Class Expense Limitation Agreement may then be renewed for consecutive twelve-month periods provided that the Adviser specifically approves such continuance at least annually. The Class F Expense Limitation Agreement shall continue in effect so long as Class F shares are outstanding. The Expense Limitation Agreements may be terminated only by the Board on written notice to the Adviser and will automatically terminate at such time as the Management Agreement between the Adviser and the Fund terminates. For the period of August 16, 2021 to March 31, 2022, the Adviser voluntarily waived or absorbed operating expenses (excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) of the Fund in excess of 1.50% of net assets. For the period April 1, 2022 to September 30, 2022, the Adviser voluntarily waived or absorbed operating expenses (excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) of the Fund in excess of 1.00% of net assets. For the period October 1, 2022 to December 31, 2022, the Adviser voluntarily waived or absorbed operating expenses (excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) of the Fund in excess of 1.25% of net assets. The voluntary waiver was separate and apart from the contractual waiver. Fund returns would have been lower in the absence of the election by the Fund’s investment adviser to bear certain of the Fund’s operating expenses. Please review the Fund’s Prospectus for additional information regarding the Fund’s fees and expenses.

15	1.888.926.2688 | www.apollo.com

Apollo Diversified Credit Fund	Portfolio Update

June 30, 2025 (Unaudited)

Performance of $10,000 Initial Investment (for the period ended June 30, 2025)

The graph shown above represents historical performance of a hypothetical investment of $10,000 in the Class A Shares of the Fund since inception. Past performance is not indicative of future results. All returns reflect reinvested distributions, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Apollo Capital Credit Adviser, LLC (formerly, Griffin Capital Credit Advisor, LLC) was acquired by Apollo Global Management, Inc., an affiliate of the Fund’s sub-adviser, on May 2, 2022. Performance prior to May 2, 2022 was generated under the previous management team of the Fund’s investment adviser. The current management team of the Fund’s investment adviser is responsible for performance on and after May 2, 2022.

Semi-Annual Report | June 30, 2025 (Unaudited)	16

Apollo Diversified Credit Fund	Consolidated Schedule of Investments

June 30, 2025 (Unaudited)

Description	Country	Index and Spread	Rate	Maturity Date	Principal Amount	Value (Note 2)(a)
BANK LOANS (94.05%)(b)

AEROSPACE & DEFENSE (2.06%)
Accel International Holdings, LLC, First Lien Term Loan(c)(d)	United States	3M SOFR + 4.50%	8.78%	04/24/32	$8,532,110	$8,489,450
Kaman Corp, First Lien Term Loan(c)(e)	United States	3M SOFR + 2.75%	7.05%	02/26/32	5,939,655	5,940,130
MRO Holdings, Inc., First Lien Term Loan(c)(d)(e)	United States	3M SOFR + 4.50%	8.78%	04/28/32	15,000,000	15,000,000
						29,429,580
AUTOMOBILE COMPONENTS (1.56%)
Mavis Tire Express Services TopCo, L.P., First Lien Term Loan(c)(e)	United States	1M SOFR + 3.00%	7.33%	05/04/28	2,992,500	2,994,789
Truck-Lite Co., LLC, First Lien Incremental Term Loan(c)(d)(f)	United States	3M SOFR + 5.75%	10.06%	02/13/32	538,670	533,284
Truck-Lite Co., LLC, First Lien Term Loan(c)(d)(f)	United States	3M SOFR + 5.75%	10.06%	02/13/32	19,009,179	18,819,087
						22,347,160
BANKS (0.73%)
Creative Planning, LLC, First Lien Term Loan(c)(e)	United States	1M SOFR + 2.00%	6.33%	05/17/31	3,989,950	3,982,968
Patrimonio Autonomo FC - Bayport Nomura B, First Lien Term Loan(d)(g)	Colombia		17.41%	06/30/28 COP	$25,902,289,264	6,506,561
						10,489,529
BEVERAGES (0.63%)
Sazerac Co Inc., First Lien Term Loan(c)(e)	United States	1M SOFR + 2.50%	6.84%	06/25/32	$9,000,000	9,011,250

BUILDING PRODUCTS (0.90%)
Quikrete Holdings, Inc., First Lien Term Loan(c)(e)	United States	3M SOFR + 2.25%	6.58%	02/10/32	12,812,633	12,811,031

CAPITAL MARKETS (0.70%)
Focus Financial Partners, LLC, First Lien Term Loan(c)(e)	United States	3M SOFR + 2.75%	7.08%	09/15/31	6,965,000	6,958,070
Hudson River Trading LLC, First Lien Term Loan(c)(e)	United States	3M SOFR + 3.00%	7.34%	03/18/30	2,992,462	3,005,090
						9,963,160
CHEMICALS (0.01%)
Heubach Holdings USA LLC, First Lien Term Loan(d)(h)(i)	United States		10.00%	04/30/24	194,061	97,031
SK Neptune Husky Group Sarl (Luxembourg Investment Company 428 S.a r.l.), First Lien Term Loan(d)(h)	Luxembourg		7.00%	01/03/29	3,835,146	0
						97,031
COMMERCIAL SERVICES & SUPPLIES (5.27%)
A&V Holdings Midco, LLC, First Lien Incremental Term Loan(c)(d)	United States	3M SOFR + 5.00%	9.33%	06/06/31	11,250,000	11,095,875
Auctane, Inc., First Lien Term Loan(c)(d)	United States	3M SOFR + 5.75%	10.14%	10/05/28	9,748,744	9,407,538
AVSC Holding Corp., First Lien Term Loan(c)(d)(e)(f)	United States	3M SOFR + 5.00%	9.33%	12/05/31	13,516,294	13,347,340
Coretrust Purchasing Group LLC (HPG Enterprises LLC), First Lien Term Loan(c)(d)(e)	United States	3M SOFR + 5.25%	9.58%	10/01/29	6,236,842	6,174,474
Garda World Security Corporation, First Lien Term Loan(c)(e)	Canada	3M SOFR + 3.00%	7.34%	02/01/29	8,977,500	9,004,881

See Notes to Consolidated Financial Statements.

17	1.888.926.2688 | www.apollo.com

Apollo Diversified Credit Fund	Consolidated Schedule of Investments

June 30, 2025 (Unaudited)

Description	Country	Index and Spread	Rate	Maturity Date	Principal Amount	Value (Note 2)(a)
COMMERCIAL SERVICES & SUPPLIES (continued)
Heritage Environmental Services, Inc., First Lien Term Loan(c)(d)(e)	United States	3M SOFR + 5.00%	9.30%	01/31/31	$1,231,885	$1,213,407
Heritage Environmental Services, Inc., First Lien Term Loan(c)(d)(e)	United States	3M SOFR + 5.25%	9.53%	01/31/31	4,351,648	4,384,286
Ichnaea UK Bidco Limited, First Lien Term Loan B(c)(d)	United Kingdom	3M SONIA + 6.00%	10.28%	10/05/29	£5,000,000	6,794,597
R. R. Donnelley & Sons Company, First Lien Incremental Term Loan(c)(d)	United States	3M SOFR + 4.75%	9.08%	08/08/29	$2,309,947	2,263,748
R. R. Donnelley & Sons Company, First Lien Term Loan(c)(d)(e)	United States	1M SOFR + 4.75%	9.08%	08/08/29	9,925,000	9,726,500
Trugreen Limited Partnership, First Lien Term Loan(c)	United States	3M SOFR + 4.00%	8.43%	11/02/27	1,951,841	1,856,698
						75,269,344
COMMUNICATIONS EQUIPMENT (1.69%)
Commscope, LLC, First Lien Term Loan(c)	United States	3M SOFR + 5.25%	9.58%	12/17/29	23,762,241	24,086,477

CONSTRUCTION & ENGINEERING (1.03%)
Fire Flow Intermediate Corporation, First Lien Term Loan(c)(d)	United States	3M SOFR + 5.00%	9.28%	07/10/31	14,925,000	14,663,812

CONSUMER FINANCE (0.23%)
LendingTree, Inc., First Lien Delayed Draw Term Loan(c)(d)	United States	3M SOFR + 5.75%	10.08%	03/27/31	999,592	999,592
LendingTree, Inc., First Lien Term Loan(c)(d)	United States	3M SOFR + 5.75%	10.08%	03/27/31	2,245,918	2,245,918
						3,245,510
CONSUMER STAPLES DISTRIBUTION & RETAIL (2.41%)
Bellis Acquisition Company PLC, First Lien Term Loan(c)	United Kingdom	3M EURIBOR + 4.00%	6.31%	05/14/31	€3,000,000	3,356,284
Bellis Acquisition Company PLC, First Lien Term Loan(c)(d)	United Kingdom	3M SONIA + 5.75%	10.29%	10/22/29	£12,000,000	16,063,252
Market Bidco Limited, First Lien Term Loan(c)	United Kingdom	3M EURIBOR + 4.50%	6.63%	11/04/30	€4,500,000	5,246,139
Viking Baked Goods Acquisition Corporation, First Lien Term Loan(c)(d)	United States	3M SOFR + 5.00%	9.30%	11/04/31	$9,950,000	9,751,000
						34,416,675
CONTAINERS & PACKAGING (2.46%)
Ardagh Group S.A., First Lien Term Loan(d)(f)(g)	Luxembourg		8.88%	07/02/29	€22,000,000	25,655,825
Trident TPI Holdings, Inc., First Lien Term Loan(c)(e)	United States	1M SOFR + 3.75%	8.05%	09/15/28	$9,621,917	9,466,812
						35,122,637
DISTRIBUTORS (0.42%)
AMCP Clean Acquisition Company, LLC, First Lien Delayed Draw Term Loan(c)(j)	United States	3M SOFR + 4.75%	9.05%	06/15/28	1,084,550	1,082,517
AMCP Clean Acquisition Company, LLC, First Lien Term Loan(c)(e)	United States	3M SOFR + 4.75%	9.05%	06/15/28	4,937,500	4,928,242
						6,010,759
DIVERSIFIED CONSUMER SERVICES (0.96%)
Excelligence Learning Corporation, First Lien Revolving Term Loan(c)(d)(j)	United States	3M SOFR + 5.75%	9.57%	01/18/30	623,288	613,939
Excelligence Learning Corporation, First Lien Term Loan(c)(d)	United States	3M SOFR + 5.75%	10.05%	01/18/30	11,078,938	10,912,754

See Notes to Consolidated Financial Statements.

Semi-Annual Report | June 30, 2025 (Unaudited)	18

Apollo Diversified Credit Fund	Consolidated Schedule of Investments

June 30, 2025 (Unaudited)

Description	Country	Index and Spread	Rate	Maturity Date	Principal Amount	Value (Note 2)(a)
DIVERSIFIED CONSUMER SERVICES (continued)
International Schools Partnership Limited, First Lien Delayed Draw Term Loan(c)(d)(f)(j)	United Kingdom	3M EURIBOR + 5.25%	7.30%	07/06/28	€1,888,000	$2,212,856
						13,739,549
DIVERSIFIED TELECOMMUNICATION SERVICES (1.98%)
CSC Holdings, LLC, First Lien Revolving Term Loan(c)(j)	United States	1M SOFR + 2.25%	6.66%	07/13/27	$849,885	792,518
CSC Holdings, LLC, First Lien Term Loan(c)	United States	3M SOFR + 4.50%	8.84%	01/18/28	17,648,199	17,437,568
CSC Holdings, LLC, First Lien Term Loan(c)	United States	3M SOFR + 2.50%	9.00%	04/15/27	10,234,104	9,983,778
						28,213,864
ELECTRIC UTILITIES (0.45%)
BGIF IV Fearless Utility Services, Inc., First Lien Term Loan(c)(d)	United States	3M SOFR + 5.00%	9.34%	06/09/31	6,460,613	6,396,007

ELECTRICAL EQUIPMENT (0.65%)
Ruler Bidco S.A R.L., First Lien Delayed Draw Term Loan(c)(d)	Luxembourg	6M EURIBOR + 5.50%	7.41%	04/29/30	€1,568,000	1,819,326
Ruler Bidco S.A R.L., First Lien Incremental Delayed Draw Term Loan(c)(d)(j)	Luxembourg	6M EURIBOR + 5.00%	6.91%	04/29/30	1,142,857	1,322,673
Ruler Bidco S.A R.L., First Lien Term Loan(c)(d)	Luxembourg	6M EURIBOR + 5.50%	7.41%	04/29/30	3,951,573	4,584,947
Ruler Bidco S.A R.L., First Lien Term Loan(c)(d)	Luxembourg	6M SOFR + 5.50%	9.83%	04/29/30	$1,618,319	1,602,136
						9,329,082
ENERGY EQUIPMENT & SERVICES (0.70%)
Colossus AcquireCo LLC, First Lien Term Loan(c)(e)	United States	1M SOFR + 1.75%	6.05%	06/11/32	10,000,000	9,946,250

ENTERTAINMENT (0.76%)
January Capital Holdco, LLC, First Lien Term Loan(c)(d)(f)	United States	3M SOFR + 3.00%	7.30%	09/13/29	11,000,000	10,835,000

FINANCIAL SERVICES (9.54%)
Apex Group Treasury LLC, First Lien Term Loan(c)(e)	United States	1M SOFR + 3.50%	7.82%	02/27/32	2,992,500	2,985,961
Ascensus Holdings, Inc., First Lien Term Loan(c)	United States	3M SOFR + 3.00%	7.33%	08/02/28	4,973,557	4,989,100
Bridgepoint Europe VI Finance S.a.r.l., First Lien Term Loan(c)(d)	Luxembourg	3M EURIBOR + 3.50%	5.53%	06/25/28	€24,460,000	28,812,741
Bridgepoint Europe VI Finance S.a.r.l., First Lien Term Loan(c)(d)	Luxembourg	3M EURIBOR + 3.50%	5.53%	06/25/30	5,540,000	6,525,862
CFC USA 2025 LLC, First Lien Term Loan(c)(e)	United States	1M SOFR + 3.75%	8.04%	05/30/32	$5,000,000	4,987,500
Crete PA Holdco, LLC, First Lien Delayed Draw Term Loan(c)(d)(j)	United States	3M SOFR + 5.00%	9.32%	11/25/30	232,558	229,070
Crete PA Holdco, LLC, First Lien Term Loan(c)(d)	United States	1M SOFR + 5.00%	9.33%	11/25/30	2,325,581	2,290,698
Evoriel, First Lien Delayed Draw Term Loan (0.25% PIK)(c)(d)(f)(j)	France	6M EURIBOR + 5.25%	7.39%	04/02/31	€799,169	936,676
Evoriel, First Lien Term Loan (0.25% PIK)(c)(d)(f)	France	6M EURIBOR + 5.25%	7.44%	04/02/31	2,854,173	3,345,273
GC Waves Holdings, Inc., First Lien Delayed Draw Term Loan(c)(d)(j)	United States	3M SOFR + 4.75%	9.18%	10/04/30	$1,868,293	1,861,194

See Notes to Consolidated Financial Statements.

19	1.888.926.2688 | www.apollo.com

Apollo Diversified Credit Fund	Consolidated Schedule of Investments

June 30, 2025 (Unaudited)

Description	Country	Index and Spread	Rate	Maturity Date	Principal Amount	Value (Note 2)(a)
FINANCIAL SERVICES (continued)
GC Waves Holdings, Inc., First Lien Term Loan(c)(d)(e)	United States	3M SOFR + 4.75%	9.18%	10/04/30	$6,321,162	$6,297,142
Hurricane Cleanco Limited, First Lien Term Loan (6.25% PIK)(d)(f)(g)	United Kingdom		12.50%	11/21/29	£5,492,536	7,463,914
Insight XI Aggregator, L.P., First Lien Term Loan(c)(d)(f)	Cayman Islands	3M SOFR + 3.25%	7.58%	08/28/25	$6,032,464	6,032,464
Insight XI Aggregator, L.P., First Lien Term Loan (4.35% PIK)(c)(d)(f)	Cayman Islands	3M SOFR + 3.25%	7.58%	08/28/25	2,285,509	2,285,509
Jensen Hughes, Inc, First Lien Term Loan(c)(d)(e)	United States	3M SOFR + 5.00%	9.29%	09/01/31	4,792,793	4,732,883
Madonna Bidco Limited, First Lien Delayed Draw Term Loan(c)(d)(f)(j)	Jersey	3M SONIA + 5.25%	9.50%	10/27/31	£56,667	76,422
Madonna Bidco Limited, First Lien Term Loan(c)(d)(f)	Jersey	3M SONIA + 5.25%	9.50%	10/27/31	5,444,444	7,342,512
Paisley Bidco Limited, First Lien Delayed Draw Term Loan(c)(d)(f)	United Kingdom	3M SONIA + 5.25%	7.86%	05/07/31	360,468	491,085
Paisley Bidco Limited, First Lien Term Loan(c)(d)(f)	United Kingdom	6M EURIBOR + 5.25%	7.19%	05/07/31	€1,825,038	2,133,686
Paisley Bidco Limited, First Lien Term Loan(c)(d)(f)	United Kingdom	3M SONIA + 5.25%	9.25%	05/07/31	£5,314,494	7,240,206
RE Closing Buyer Corp., First Lien Term Loan(c)(d)	United States	3M SOFR + 5.25%	9.80%	09/27/31	$9,925,000	9,701,688
RE Closing Buyer Corp., First Lien Term Loan(c)(d)	United States	3M SOFR + 5.50%	9.80%	09/27/31	1,596,000	1,560,090
Stretto, Inc., First Lien Term Loan(c)(d)(e)	United States	3M SOFR + 6.00%	10.32%	10/13/28	13,992,500	13,817,594
Tulip Bidco Limited, First Lien Delayed Draw Term Loan(d)(f)(g)(j)	United Kingdom		9.22%	12/13/27	£377,811	510,821
VEPF VII Holdings, L.P., First Lien Term Loan (4.50% PIK)(c)(d)(f)	United States	3M SOFR + 4.50%	8.83%	02/28/28	$3,336,827	3,369,861
WH Borrower, LLC, First Lien Term Loan(c)(e)	United States	1M SOFR + 4.75%	9.07%	02/20/32	6,193,237	6,202,898
						136,222,850
FINANCING (1.10%)
Pluto Holdco Limited, First Lien Term Loan (5.81% PIK)(c)(d)(f)	United Kingdom	3M EURIBOR + 3.85%	5.81%	12/09/25	€13,408,268	15,754,830

GAS UTILITIES (0.81%)
Venture Global Plaquemines Lng LLC, First Lien Delayed Draw Term Loan(c)(d)	United States	3M SOFR + 2.23%	6.55%	05/25/29	$1,317,211	1,280,987
Venture Global Plaquemines Lng LLC, First Lien Delayed Draw Term Loan(c)(d)	United States	1M SOFR + 2.23%	6.55%	05/25/29	10,530,600	10,241,009
						11,521,996
GROUND TRANSPORTATION (0.47%)
Channelside AcquisitionCo, Inc., First Lien Term Loan(c)(d)(e)	United States	3M SOFR + 4.75%	9.07%	06/30/28	3,524,471	3,489,227
Student Transportation of America Holdings Inc., First Lien Term Loan(c)(e)	United States	3M SOFR + 3.25%	7.57%	06/24/32	3,173,333	3,183,742
						6,672,969
HEALTH CARE EQUIPMENT & SUPPLIES (2.02%)
Bausch + Lomb Corporation, First Lien Term Loan(c)(e)	United States	1M SOFR + 4.25%	8.57%	01/15/31	2,759,000	2,767,636
Heartbeat BidCo GmbH, First Lien Term Loan(c)(d)	Germany	6M EURIBOR + 6.50%	8.48%	06/28/30	€4,000,000	4,688,254

See Notes to Consolidated Financial Statements.

Semi-Annual Report | June 30, 2025 (Unaudited)	20

Apollo Diversified Credit Fund	Consolidated Schedule of Investments

June 30, 2025 (Unaudited)

Description	Country	Index and Spread	Rate	Maturity Date	Principal Amount	Value (Note 2)(a)
HEALTH CARE EQUIPMENT & SUPPLIES (continued)
Medline Borrower L.P., First Lien Term Loan(c)(e)	United States	3M SOFR + 2.25%	6.58%	10/23/28	$8,962,387	$8,982,776
Spruce Bidco II Inc., First Lien Term Loan(c)(d)(f)	United States	TONA + 5.25%	6.00%	01/30/32	¥65,606,626	448,752
Spruce Bidco II Inc., First Lien Term Loan(c)(d)(f)	United States	CORRA + 5.00%	7.68%	01/30/32	CAD 613,577	443,821
Spruce Bidco II Inc., First Lien Term Loan(c)(d)(e)(f)	United States	3M SOFR + 5.00%	9.13%	01/30/32	$3,388,991	3,338,156
Zest Acquisition Corp., First Lien Term Loan(c)(e)	United States	3M SOFR + 5.25%	9.53%	02/08/28	4,077,140	4,077,140
Zeus Company LLC, First Lien Delayed Draw Term Loan(c)(d)(j)	United States	3M SOFR + 5.50%	9.80%	02/28/31	350,263	351,139
Zeus Company LLC, First Lien Term Loan(c)(d)(e)	United States	3M SOFR + 5.50%	9.80%	02/28/31	3,734,211	3,743,546
						28,841,220
HEALTH CARE PROVIDERS & SERVICES (5.97%)
Advarra Holdings, Inc., First Lien Incremental Term Loan(c)(d)(e)	United States	3M SOFR + 4.50%	8.83%	09/15/31	3,611,655	3,629,713
Advarra Holdings, Inc., First Lien Term Loan(c)(d)(e)	United States	3M SOFR + 4.50%	8.83%	09/15/31	8,979,489	9,024,387
Allied Benefit Systems Intermediate LLC, First Lien Delayed Draw Term Loan(c)(d)	United States	3M SOFR + 5.25%	9.56%	10/31/30	1,530,928	1,530,928
Allied Benefit Systems Intermediate LLC, First Lien Term Loan(c)(d)(e)	United States	3M SOFR + 5.25%	9.58%	10/31/30	8,347,938	8,347,938
Coding Solutions Acquisition Inc., First Lien Term Loan(c)(d)	United States	3M SOFR + 5.00%	9.33%	08/07/31	433,962	427,453
Coding Solutions Acquisition Inc., First Lien Term Loan(c)(d)(e)	United States	3M SOFR + 5.00%	9.33%	08/07/31	4,130,366	4,068,411
EHC Holdings Holdco Limited, First Lien Delayed Draw Term Loan(c)(d)(f)(j)	United Kingdom	3M SONIA + 5.50%	9.72%	09/30/31	£300,000	404,587
EHC Holdings Holdco Limited, First Lien Term Loan(c)(d)(f)	United Kingdom	3M SONIA + 5.50%	9.72%	09/30/31	6,000,000	8,091,748
Ensemble RCM, LLC, First Lien Term Loan(c)(e)	United States	1M SOFR + 3.00%	7.28%	08/01/29	$3,574,251	3,592,230
ExactCare Parent, Inc., First Lien Term Loan(c)(d)(e)	United States	3M SOFR + 5.50%	9.76%	11/05/29	4,451,844	4,451,844
Hanger, Inc., First Lien Delayed Draw Term Loan(c)(e)(j)	United States	1M SOFR + 3.50%	7.83%	10/23/31	85,337	85,579
Hanger, Inc., First Lien Term Loan(c)(e)	United States	1M SOFR + 3.50%	7.83%	10/23/31	4,418,584	4,431,110
OMH-Healthedge Holdings, Inc., First Lien Term Loan(c)(d)(e)	United States	3M SOFR + 4.50%	8.72%	04/01/30	16,224,583	16,143,460
Practice Plus Group Bidco Limited / Practice Plus Group Holdings Limited, First Lien Term Loan(c)(d)	United Kingdom	3M SONIA + 6.25%	10.49%	11/19/29	£5,000,000	6,708,807
Radiology Partners, Inc., First Lien Term Loan(c)(e)	United States	1M SOFR + 4.50%	8.80%	06/26/32	$7,000,000	6,951,875
Tivity Health, Inc., First Lien Term Loan(c)(d)	United States	3M SOFR + 5.00%	9.33%	06/28/29	7,295,063	7,295,063
						85,185,133
HEALTH CARE TECHNOLOGY (2.49%)
Acentra Holdings, LLC, First Lien Incremental Term Loan(c)(d)(e)	United States	3M SOFR + 5.50%	9.80%	12/17/29	8,775,000	8,709,188
Acentra Holdings, LLC, First Lien Revolving Term Loan(c)(d)(j)	United States	3M SOFR + 5.50%	9.78%	12/17/29	280,000	277,900

See Notes to Consolidated Financial Statements.

21	1.888.926.2688 | www.apollo.com

Apollo Diversified Credit Fund	Consolidated Schedule of Investments

June 30, 2025 (Unaudited)

Description	Country	Index and Spread	Rate	Maturity Date	Principal Amount	Value (Note 2)(a)
HEALTH CARE TECHNOLOGY (continued)
Gainwell Acquisition Corp. (Milano Acquisition Corp), First Lien Term Loan(c)	United States	3M SOFR + 4.00%	8.40%	10/01/27	$11,523,024	$11,128,360
Goldeneye Parent, LLC, First Lien Term Loan(c)(d)(f)	United States	3M SOFR + 5.00%	9.30%	03/31/32	6,551,433	6,518,676
Inovalon Holdings, Inc., First Lien Term Loan (2.75% PIK)(c)(d)(f)	United States	3M SOFR + 5.75%	10.31%	11/24/28	9,109,406	8,881,671
Inovalon Holdings, Inc., Second Lien Term Loan (15.35% PIK)(c)(d)(f)	United States	3M SOFR + 8.50%	13.04%	11/25/33	81,386	68,771
						35,584,566
HOTELS, RESTAURANTS & LEISURE (5.08%)
Bally’s Corp, First Lien Term Loan(c)(e)	United States	3M SOFR + 3.25%	7.78%	10/02/28	493,606	438,075
Cedar Fair, L.P., First Lien Term Loan(c)	United States	3M SOFR + 2.00%	6.33%	05/01/31	4,987,406	4,998,004
CircusTrix Holdings LLC, First Lien Delayed Draw Term Loan(c)(d)	United States	3M SOFR + 6.50%	10.82%	07/18/28	533,333	522,667
CircusTrix Holdings LLC, First Lien Term Loan(c)(d)(e)	United States	3M SOFR + 6.50%	10.83%	07/18/28	4,120,161	4,037,758
Crunch Fitness Merger Sub, LLC, First Lien Term Loan(c)(d)(e)	United States	3M SOFR + 4.75%	9.10%	09/26/31	8,823,529	8,779,412
Delivery Hero Finco LLC, First Lien Term Loan(c)	United States	1M SOFR + 5.00%	9.30%	12/12/29	12,941,637	13,083,219
Endeavor Operating Co LLC, First Lien Term Loan(c)(e)	United States	1M SOFR + 3.00%	7.33%	03/24/32	9,000,000	9,022,500
Endeavor Operating Co LLC, First Lien Term Loan(c)(d)	United States	3M SOFR + 3.75%	8.08%	03/24/28	13,000,000	13,000,000
Joker Holdco 3 S.a r.l., First Lien Term Loan(c)(d)	Luxembourg	6M EURIBOR + 6.00%	8.12%	04/19/31	€4,625,000	5,407,174
OB Global Openbet Holdings 2 LLC, First Lien Term Loan(c)(d)(e)	United States	3M SOFR + 6.00%	10.32%	09/24/29	$9,975,000	9,875,250
WH BorrowerCo, LLC, First Lien Delayed Draw Term Loan(c)(d)(j)	United States	3M SOFR + 5.00%	9.26%	08/02/30	501,253	489,975
WH BorrowerCo, LLC, First Lien Revolving Term Loan(c)(d)(j)	United States	3M SOFR + 5.00%	9.33%	08/02/30	116,541	113,919
WH BorrowerCo, LLC, First Lien Term Loan(c)(d)(e)	United States	3M SOFR + 5.00%	9.26%	08/02/30	2,869,674	2,805,107
						72,573,060
HOUSEHOLD DURABLES (0.32%)
Poly-Wood, LLC, First Lien Term Loan(c)(d)	United States	3M SOFR + 4.88%	9.20%	03/20/30	3,590,891	3,554,982
Poly-Wood, LLC, First Lien Term Loan(c)(d)	United States	3M SOFR + 4.88%	9.20%	03/20/30	977,052	967,281
						4,522,263
INDEPENDENT POWER & RENEWABLE ELECTRICITY PRODUCERS (0.48%)
Esdec Solar Group B.V. (Enstall Group B.V.), First Lien Incremental Term Loan(c)(d)	Netherlands	3M EURIBOR + 6.25%	8.41%	08/30/28	€7,755,532	6,806,063

INSURANCE (4.66%)
Alera Group Intermediate Holdings, Inc., First Lien Term Loan(c)(e)	United States	1M SOFR + 3.25%	7.58%	05/30/32	$10,000,000	10,041,250
Ardonagh Group Finco Pty Ltd., First Lien Term Loan(c)	United Kingdom	1M SOFR + 2.75%	7.04%	02/15/31	5,151,025	5,125,269
Galway Borrower LLC, First Lien Delayed Draw Term Loan(c)(d)(f)(j)	United States	3M SOFR + 4.50%	8.80%	09/29/28	60,676	59,918
Galway Borrower LLC, First Lien Delayed Draw Term Loan(c)(d)(f)	United States	3M SOFR + 4.50%	8.80%	09/29/28	70,830	69,944

See Notes to Consolidated Financial Statements.

Semi-Annual Report | June 30, 2025 (Unaudited)	22

Apollo Diversified Credit Fund	Consolidated Schedule of Investments

June 30, 2025 (Unaudited)

Description	Country	Index and Spread	Rate	Maturity Date	Principal Amount	Value (Note 2)(a)
INSURANCE (continued)
Galway Borrower LLC, First Lien Revolving Term Loan(c)(d)(f)(j)	United States	3M SOFR + 4.50%	8.39%	09/29/28	$104,434	$103,912
Galway Borrower LLC, First Lien Term Loan(c)(e)(f)	United States	3M SOFR + 4.50%	8.80%	09/29/28	3,756,008	3,765,398
Higginbotham Insurance Agency, Inc., First Lien Delayed Draw Term Loan(c)(d)(j)	United States	3M SOFR + 4.75%	9.08%	11/24/28	1,015,632	1,015,631
Higginbotham Insurance Agency, Inc., First Lien Term Loan(c)(d)(e)	United States	3M SOFR + 4.50%	8.83%	11/24/28	4,907,474	4,907,474
Hub International Limited, First Lien Term Loan(c)(e)	United States	3M SOFR + 2.50%	6.77%	06/20/30	3,405,737	3,419,769
Hyperion Refinance Sarl, First Lien Delayed Draw Term Loan(c)(d)(j)	United Kingdom	3M SOFR + 4.75%	9.08%	02/15/31	6,900,000	6,865,500
Hyperion Refinance Sarl, First Lien Term Loan(c)(e)	United Kingdom	3M SOFR + 3.00%	7.33%	02/15/31	11,644,793	11,694,400
SG Acquisition, Inc., First Lien Term Loan(c)(d)(e)	United States	3M SOFR + 4.75%	9.05%	04/03/30	10,413,204	10,413,204
Thg Acquisition, LLC, First Lien Delayed Draw Term Loan(c)(d)(j)	United States	3M SOFR + 4.50%	8.83%	10/31/31	42,662	42,342
Thg Acquisition, LLC, First Lien Revolving Term Loan(c)(d)(j)	United States	3M SOFR + 4.75%	9.03%	10/31/31	49,642	49,270
Thg Acquisition, LLC, First Lien Term Loan(c)(d)	United States	3M SOFR + 4.50%	8.83%	10/31/31	5,980,239	5,935,387
Truist Insurance Holdings, LLC, First Lien Term Loan(c)(e)	United States	3M SOFR + 2.75%	7.05%	05/06/31	3,000,000	3,004,995
						66,513,663
INTERACTIVE MEDIA & SERVICES (2.65%)
Aurelia Netherlands BV, First Lien Term Loan(c)(d)(f)	Netherlands	6M EURIBOR + 4.75%	6.83%	05/29/31	€15,000,000	17,492,608
X Corp, First Lien Term Loan(g)	United States		9.50%	10/26/29	$15,256,009	14,855,539
X Corp, First Lien Term Loan(c)	United States	3M SOFR + 6.50%	10.93%	10/26/29	5,664,482	5,541,025
						37,889,172
IT SERVICES (2.29%)
Anaplan, Inc., First Lien Term Loan(c)(d)	United States	3M SOFR + 4.50%	8.82%	06/21/29	10,544,680	10,544,680
Financiere Astek, First Lien Delayed Draw Term Loan(c)(d)(j)	France	3M EURIBOR + 6.50%	8.48%	04/25/31	€1,912,000	2,224,094
Financiere Astek, First Lien Term Loan(c)(d)	France	3M EURIBOR + 6.50%	8.48%	04/25/31	4,662,000	5,422,974
Investment Company 24 Bidco Limited, First Lien Delayed Draw Term Loan(c)(d)(f)(j)	United Kingdom	1M EURIBOR + 5.15%	9.37%	07/11/29	435,830	510,820
Investment Company 24 Bidco Limited, First Lien Delayed Draw Term Loan(c)(d)(f)	United Kingdom	6M EURIBOR + 5.15%	9.37%	07/11/29	1,750,000	2,051,112
Investment Company 24 Bidco Limited, First Lien Term Loan(c)(d)(f)	United Kingdom	6M EURIBOR + 5.15%	7.13%	07/11/29	1,410,281	1,652,939
Investment Company 24 Bidco Limited, First Lien Term Loan(c)(d)(f)	United Kingdom	3M SONIA + 5.15%	9.37%	07/11/29	£2,295,636	3,135,339
Vensure Employer Services, Inc., First Lien Term Loan(c)(d)	United States	3M SOFR + 5.00%	9.30%	09/27/31	$7,236,564	7,164,198
						32,706,156
LEISURE PRODUCTS (1.20%)
Neutron Holdings, Inc., First Lien Term Loan(d)(g)	United States		10.00%	09/30/26	10,000,000	10,075,000

See Notes to Consolidated Financial Statements.

23	1.888.926.2688 | www.apollo.com

Apollo Diversified Credit Fund	Consolidated Schedule of Investments

June 30, 2025 (Unaudited)

Description	Country	Index and Spread	Rate	Maturity Date	Principal Amount	Value (Note 2)(a)
LEISURE PRODUCTS (continued)
Peloton Interactive, Inc., First Lien Term Loan(c)	United States	1M SOFR + 5.50%	9.83%	05/30/29	$6,930,000	$7,046,944
						17,121,944
LIFE SCIENCES TOOLS & SERVICES (1.04%)
Curia Global, Inc., First Lien Term Loan (3.25% PIK)(c)(d)(e)(f)	United States	3M SOFR + 3.00%	10.58%	12/06/29	15,113,750	14,849,259

MACHINERY (2.24%)
Charter Next Generation, Inc., First Lien Term Loan(c)	United States	3M SOFR + 2.75%	7.09%	11/29/30	2,992,167	3,006,200
Ideal Components Acquisition, LLC, First Lien Term Loan(c)(d)	United States	3M SOFR + 5.00%	9.30%	06/30/32	7,480,916	7,368,702
JPW Industries Holding Corporation, First Lien Term Loan(c)(d)	United States	3M SOFR + 5.88%	10.20%	11/22/28	7,757,395	7,660,428
LSF12 Donnelly Bidco, LLC, First Lien Term Loan(c)(d)(e)	United States	3M SOFR + 6.50%	10.83%	10/02/29	4,912,500	4,847,164
Titan Acquisition Ltd of Canada, First Lien Term Loan(c)(e)	Canada	1M SOFR + 4.50%	8.73%	02/15/29	8,996,413	9,031,724
						31,914,218
MEDIA (1.08%)
Radiate Holdco, LLC, First Lien Term Loan(c)(f)	United States	1M SOFR + 3.50%	7.94%	09/25/29	12,024,545	10,401,232
Wasserman Media Group LLC, First Lien Term Loan(c)(e)	United States	1M SOFR + 3.00%	7.32%	06/23/32	5,000,000	5,012,500
						15,413,732
PAPER & FOREST PRODUCTS (0.32%)
Ahlstrom Holding 3 Oy, First Lien Term Loan(c)(e)	Finland	1M SOFR + 4.00%	8.48%	05/23/30	4,565,217	4,559,511

PERSONAL CARE PRODUCTS (1.06%)
KDC/ONE Development Corporation, Inc., First Lien Term Loan(c)	Canada	3M SOFR + 4.00%	8.33%	08/15/28	6,814,220	6,829,688
Parfums Holding Company, Inc., First Lien Term Loan(c)(d)	United States	3M SOFR + 5.25%	9.55%	06/27/30	8,389,708	8,305,811
						15,135,499
PHARMACEUTICALS (1.01%)
Cheplapharm Arzneimittel GmbH, First Lien Term Loan(c)	Germany	6M EURIBOR + 4.00%	6.28%	02/22/29	€5,000,000	5,822,270
Creek Parent, Inc., First Lien Term Loan(c)(d)(f)	United States	3M SOFR + 5.25%	9.57%	12/18/31	$8,721,000	8,633,790
						14,456,060
PROFESSIONAL SERVICES (3.83%)
BDO USA, P.A., First Lien Term Loan(c)(d)(e)	United States	3M SOFR + 5.00%	9.33%	08/31/28	19,327,314	19,275,131
EAB Global, Inc., First Lien Term Loan(c)(e)	United States	3M SOFR + 3.00%	7.33%	08/16/30	5,481,302	5,392,231
Grant Thornton Advisors Holdings LLC, First Lien Term Loan(c)(e)	United States	1M SOFR + 3.00%	7.33%	06/02/31	7,000,000	7,020,125
Legends Hospitality Holding Company, LLC, First Lien Revolving Term Loan(c)(d)(j)	United States	3M SOFR + 5.00%	7.86%	08/22/30	240,000	237,600
Legends Hospitality Holding Company, LLC, First Lien Term Loan (2.75% PIK)(c)(d)(e)(f)	United States	3M SOFR + 2.75%	9.82%	08/22/31	5,181,548	5,129,732
Shift4 Payments LLC, First Lien Term Loan(c)(e)	United States	1M SOFR + 2.75%	7.05%	06/30/32	3,500,000	3,532,270

See Notes to Consolidated Financial Statements.

Semi-Annual Report | June 30, 2025 (Unaudited)	24

Apollo Diversified Credit Fund	Consolidated Schedule of Investments

June 30, 2025 (Unaudited)

Description	Country	Index and Spread	Rate	Maturity Date	Principal Amount	Value (Note 2)(a)
PROFESSIONAL SERVICES (continued)
Sigma Irish Acquico Limited, First Lien Term Loan(c)(d)	Ireland	3M EURIBOR + 5.25%	7.23%	03/19/32	€2,898,581	$3,388,785
Sigma Irish Acquico Limited, First Lien Term Loan(c)(d)	Ireland	3M SOFR + 5.25%	9.57%	03/19/32	$3,042,988	3,020,166
Violin Finco Guernsey Limited, First Lien Term Loan(c)(d)(f)	United Kingdom	3M SONIA + 5.25%	9.47%	06/24/31	£5,643,096	7,668,512
						54,664,552
REAL ESTATE MANAGEMENT & DEVELOPMENT (1.18%)
Redfin Corporation, First Lien Delayed Draw Term Loan(c)(d)	United States	3M SOFR + 5.75%	10.08%	10/20/28	$8,393,750	8,435,719
Redfin Corporation, First Lien Term Loan(c)(d)	United States	3M SOFR + 5.75%	10.08%	10/20/28	8,351,250	8,393,006
						16,828,725
SOFTWARE (11.07%)
Armstrong Bidco Ltd., First Lien Delayed Draw Term Loan(c)(d)(f)	United Kingdom	3M SONIA + 5.00%	9.22%	06/28/29	£2,057,000	2,745,886
Armstrong Bidco Ltd., First Lien Term Loan(c)(d)(f)	United Kingdom	3M SONIA + 5.00%	9.22%	06/28/29	3,943,000	5,263,503
Artifact Bidco, Inc., First Lien Term Loan(c)(d)(e)(f)	United States	3M SOFR + 4.25%	8.55%	07/28/31	$6,339,901	6,276,502
Azurite Intermediate Holdings, Inc., First Lien Delayed Draw Term Loan (2.50% PIK)(c)(d)(f)	United States	3M SOFR + 6.00%	10.33%	03/19/31	3,750,000	3,721,875
Azurite Intermediate Holdings, Inc., First Lien Term Loan (2.50% PIK)(c)(d)(f)	United States	3M SOFR + 6.00%	10.33%	03/19/31	1,650,000	1,637,625
Certinia Inc (FinancialForce.com), First Lien Incremental Term Loan(c)(d)	United States	3M SOFR + 5.25%	9.53%	08/03/29	6,529,412	6,464,118
Clover Holdings 2, LLC, First Lien Term Loan(c)(e)	United States	3M SOFR + 4.00%	8.31%	12/09/31	5,000,000	5,014,050
Coupa Software Inc., First Lien Term Loan(c)(d)(e)	United States	3M SOFR + 5.25%	9.53%	02/27/30	5,986,260	6,046,123
Crewline Buyer, Inc., First Lien Incremental Term Loan(c)(d)	United States	3M SOFR + 6.75%	11.08%	11/08/30	7,528,302	7,528,302
Databricks, Inc., First Lien Term Loan(c)	United States	3M SOFR + 4.50%	8.83%	01/03/31	7,368,996	7,442,686
DCert Buyer, Inc., First Lien Term Loan(c)(e)	United States	3M SOFR + 4.00%	8.33%	10/16/26	2,941,174	2,919,718
Everbridge Holdings, LLC, First Lien Delayed Draw Term Loan(c)(d)(j)	United States	3M SOFR + 5.00%	9.29%	07/02/31	577,837	580,726
Everbridge Holdings, LLC, First Lien Term Loan(c)(d)	United States	3M SOFR + 5.00%	9.29%	07/02/31	5,896,296	5,925,778
Evergreen IX Borrower 2023, LLC, First Lien Term Loan(c)(d)(e)	United States	3M SOFR + 4.75%	9.05%	09/30/30	9,758,230	9,758,230
Evergreen IX Borrower 2023, LLC, First Lien Term Loan(c)(d)(e)	United States	3M SOFR + 4.75%	9.05%	09/30/30	1,985,000	1,985,000
Flexera Software LLC, First Lien Term Loan(c)(e)	United States	1M SOFR + 3.00%	7.31%	03/03/28	5,320,150	5,330,604
Homecare Software Solutions LLC, First Lien Term Loan (2.93% PIK)(c)(d)(f)	United States	3M SOFR + 5.25%	9.87%	06/14/31	10,204,938	10,204,938
MetaTiedot Midco S.à r.l., First Lien Delayed Draw Term Loan(c)(d)(j)	Luxembourg	3M EURIBOR + 5.50%	7.26%	11/27/31	€28,521	33,596
MetaTiedot Midco S.à r.l., First Lien Term Loan(c)(d)	Luxembourg	3M EURIBOR + 5.50%	7.26%	11/27/31	3,522,300	4,149,105
MetaTiedot Midco S.à r.l., First Lien Term Loan(c)(d)	Luxembourg	3M SOFR + 5.50%	9.58%	11/27/31	$2,637,753	2,617,970

See Notes to Consolidated Financial Statements.

25	1.888.926.2688 | www.apollo.com

Apollo Diversified Credit Fund	Consolidated Schedule of Investments

June 30, 2025 (Unaudited)

Description	Country	Index and Spread	Rate	Maturity Date	Principal Amount	Value (Note 2)(a)
SOFTWARE (continued)
Mitchell International, Inc., First Lien Term Loan(c)(e)	United States	1M SOFR + 3.25%	7.58%	06/17/31	$2,992,462	$2,993,450
Polaris Newco, LLC, First Lien Term Loan(c)(e)	United States	3M SOFR + 3.75%	8.29%	06/02/28	11,774,320	11,490,558
QBS Parent, Inc., First Lien Term Loan(c)(d)(f)	United States	3M SOFR + 4.50%	8.80%	06/03/32	8,514,641	8,472,068
Runway Bidco, LLC, First Lien Term Loan(c)(d)(e)(f)	United States	3M SOFR + 5.00%	9.30%	12/17/31	10,900,277	10,791,274
Storable Inc., First Lien Term Loan(c)	United States	1M SOFR + 3.25%	7.58%	04/16/31	4,987,500	4,989,595
X.AI LLC, First Lien Term Loan(g)	United States		12.50%	06/28/30	7,500,000	7,541,025
Zendesk, Inc., First Lien Delayed Draw Term Loan(c)(d)(f)(j)	United States	3M SOFR + 5.00%	9.32%	11/22/28	1,156,821	1,153,929
Zendesk, Inc., First Lien Term Loan(c)(d)(e)(f)	United States	3M SOFR + 5.00%	9.32%	11/22/28	15,056,816	15,019,174
						158,097,408
SPECIALTY RETAIL (1.90%)
Altern Marketing, LLC, First Lien Revolving Term Loan(c)(d)(j)	United States	3M SOFR + 5.00%	9.33%	06/13/28	907,563	907,563
Altern Marketing, LLC, First Lien Term Loan(c)(d)(e)	United States	3M SOFR + 5.00%	9.32%	06/13/28	6,111,582	6,111,582
Beach Acquisition Bidco LLC, First Lien Term Loan(c)(e)	United States	1M SOFR + 3.25%	3.25%	06/25/32	3,000,000	3,018,750
EG Finco Ltd., First Lien Term Loan(c)	United Kingdom	3M EURIBOR + 4.50%	6.45%	02/07/28	€4,046,887	4,794,669
Mahwah Bergen Retail Group, Inc. (Ascena Retail Group, Inc.), First Lien Term Loan(h)(i)	United States		5.25%	08/21/22	$1,435,369	4,938
S&S Holdings LLC, First Lien Term Loan(c)(e)	United States	3M SOFR + 5.00%	9.32%	10/01/31	6,888,565	6,615,192
The Men’s Wearhouse, LLC, First Lien Term Loan(c)(e)	United States	3M SOFR + 6.50%	10.76%	02/26/29	5,639,790	5,644,499
						27,097,193
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS (0.53%)
Victors Purchaser, LLC, First Lien Delayed Draw Term Loan(c)(d)(f)(j)	United States	3M SOFR + 4.75%	9.01%	08/15/31	374,355	370,611
Victors Purchaser, LLC, First Lien Term Loan(c)(d)(f)	United States	3M SOFR + 4.75%	9.05%	08/15/31	7,240,847	7,168,439
						7,539,050
TEXTILES, APPAREL & LUXURY GOODS (1.54%)
ABG Intermediate Holdings 2 LLC, First Lien Delayed Draw Term Loan(c)(e)	United States	1M SOFR + 2.25%	6.58%	02/13/32	418,950	418,688
ABG Intermediate Holdings 2 LLC, First Lien Term Loan(c)(e)	United States	1M SOFR + 2.25%	6.58%	12/21/28	8,837,590	8,843,776
IBG Borrower LLC, First Lien Incremental Term Loan(c)(d)	United States	3M SOFR + 5.15%	9.45%	08/22/29	8,689,402	8,580,785
IBG Borrower LLC, First Lien Incremental Term Loan(c)(d)	United States	3M SOFR + 5.15%	9.45%	08/22/29	1,873,547	1,850,128
IBG Borrower LLC, First Lien Term Loan(c)(d)	United States	3M SOFR + 5.00%	9.45%	08/22/29	2,292,308	2,263,654
						21,957,031
TRADING COMPANIES & DISTRIBUTORS (0.68%)
WC ORS Buyer, Inc., First Lien Delayed Draw Term Loan(c)(d)	United States	3M SOFR + 5.00%	9.29%	08/07/31	1,514,241	1,491,527
WC ORS Buyer, Inc., First Lien Revolving Term Loan(c)(d)(j)	United States	3M SOFR + 5.00%	9.28%	08/07/31	394,140	388,228

See Notes to Consolidated Financial Statements.

Semi-Annual Report | June 30, 2025 (Unaudited)	26

Apollo Diversified Credit Fund	Consolidated Schedule of Investments

June 30, 2025 (Unaudited)

Description	Country	Index and Spread	Rate	Maturity Date	Principal Amount	Value (Note 2)(a)
TRADING COMPANIES & DISTRIBUTORS (continued)
WC ORS Buyer, Inc., First Lien Term Loan(c)(d)(e)	United States	3M SOFR + 5.00%	9.30%	08/07/31	$7,898,907	$7,780,423
						9,660,178
TRANSPORTATION INFRASTRUCTURE (1.37%)
Elk Bidco, Inc., First Lien Term Loan(c)(d)(e)	United States	3M SOFR + 4.50%	8.82%	06/14/32	5,014,925	4,989,851
Geotechnical Merger Sub, Inc., First Lien Delayed Draw Term Loan(c)(d)(j)	United States	3M SOFR + 4.75%	9.05%	10/15/31	844,172	835,730
Geotechnical Merger Sub, Inc., First Lien Revolving Term Loan(c)(d)(j)	United States	3M SOFR + 4.75%	9.08%	10/15/31	245,399	242,945
Geotechnical Merger Sub, Inc., First Lien Term Loan(c)(d)	United States	3M SOFR + 4.75%	8.85%	10/15/31	5,300,614	5,247,607
Project Ardent Bidco Limited, First Lien Term Loan(c)(d)	United Kingdom	3M SONIA + 5.50%	9.72%	11/12/31	£6,153,846	8,299,228
						19,615,361
WIRELESS TELECOMMUNICATION SERVICES (0.52%)
CCI Buyer, Inc., First Lien Term Loan(c)(d)(f)	United States	3M SOFR + 5.00%	9.30%	05/13/32	$7,558,621	7,483,034
TOTAL BANK LOANS
(Cost $1,318,500,062)						1,342,610,403

CORPORATE BONDS (16.58%)

BUILDING PRODUCTS (0.50%)
Quikrete Holdings, Inc.(g)(k)	United States		6.38%	03/01/32	6,874,000	7,076,542

CAPITAL MARKETS (1.91%)
Kane Bidco Limited(c)(d)(k)(l)	United Kingdom	3M SONIA + 6.25%	9.25%	02/15/28	£10,000,000	13,863,724
Kane Bidco Limited(c)(d)(k)(l)	United Kingdom	3M SONIA + 5.00%	10.50%	03/21/30	8,000,000	10,816,450
Kane Bidco Limited, Series REGs(g)	United Kingdom		5.00%	02/15/27	€1,000,000	1,190,528
Kane Bidco Limited, Series REGs(g)	United Kingdom		6.50%	02/15/27	£1,000,000	1,389,807
						27,260,509
COMMUNICATIONS EQUIPMENT (0.24%)
Commscope, LLC(g)(k)	United States		9.50%	12/15/31	$3,238,000	3,389,296

CONSUMER FINANCE (0.06%)
Encore Capital Group, Inc.(g)(k)(l)	United States		4.25%	06/01/28	£672,000	880,964

CONSUMER STAPLES DISTRIBUTION & RETAIL (0.26%)
KeHE Distributors LLC / KeHE Finance Corp / NextWave Distribution Inc(g)(k)	United States		9.00%	02/15/29	$3,612,000	3,744,553

DIVERSIFIED TELECOMMUNICATION SERVICES (0.81%)
CSC Holdings, LLC(g)(k)(l)	United States		4.63%	12/01/30	2,125,000	990,781
CSC Holdings, LLC(g)(k)(l)	United States		5.75%	01/15/30	862,000	427,245
Level 3 Financing, Inc.(g)(k)	United States		6.88%	06/30/33	10,000,000	10,181,250
						11,599,276
ELECTRIC UTILITIES (0.48%)
Electricite de France S.A.(d)(g)	France		6.88%	06/26/37	£5,000,000	6,863,230

GAS UTILITIES (0.90%)
Venture Global Plaquemines Lng LLC(g)(k)	United States		6.50%	01/15/34	$6,054,000	6,095,621

See Notes to Consolidated Financial Statements.

27	1.888.926.2688 | www.apollo.com

Apollo Diversified Credit Fund	Consolidated Schedule of Investments

June 30, 2025 (Unaudited)

Description	Country	Index and Spread	Rate	Maturity Date	Principal Amount	Value (Note 2)(a)
GAS UTILITIES (continued)
Venture Global Plaquemines Lng LLC(g)(k)	United States		6.75%	01/15/36	$6,642,000	$6,740,249
						12,835,870
HEALTH CARE PROVIDERS & SERVICES (0.93%)
CHS/Community Health Systems, Inc.(g)(k)	United States		5.25%	05/15/30	6,043,000	5,366,939
CHS/Community Health Systems, Inc.(g)(k)(l)	United States		5.63%	03/15/27	8,000,000	7,879,480
						13,246,419
HOUSEHOLD DURABLES (1.30%)
K Hovnanian Enterprises Inc(g)(k)(l)	United States		8.00%	09/30/28	10,000,000	10,067,188
K Hovnanian Enterprises Inc(g)(k)(l)	United States		11.75%	09/30/29	7,875,000	8,554,895
						18,622,083
INDEPENDENT POWER & RENEWABLE ELECTRICITY PRODUCERS (1.49%)
XPLR Infrastructure Operating Partners LP(g)(k)(l)	United States		8.38%	01/15/31	7,308,000	7,805,857
XPLR Infrastructure Operating Partners LP(g)(k)(l)	United States		8.63%	03/15/33	12,603,000	13,517,506
						21,323,363
INSURANCE (0.44%)
Ardonagh Finco Ltd(g)(k)(l)	United Kingdom		7.75%	02/15/31	6,000,000	6,278,610

MEDIA (1.17%)
EchoStar Corporation (6.75% PIK)(f)(g)	United States		6.75%	11/30/30	6,998,692	6,361,402
EchoStar Corporation(g)	United States		10.75%	11/30/29	10,107,641	10,410,870
						16,772,272
PHARMACEUTICALS (0.39%)
Cheplapharm Arzneimittel GmbH, Series REGS(g)(l)	Germany		3.50%	02/11/27	€4,750,000	5,597,520

PROFESSIONAL SERVICES (0.80%)
Xerox Corporation(d)(m)	United States		0.00%	01/30/26	$12,000,000	11,370,000

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (1.03%)
Wolfspeed, Inc. (2.00% PIK)(d)(f)(g)(k)	United States		12.88%	06/23/30	14,199,266	14,660,742

SOFTWARE (1.42%)
Cloud Software Group, Inc.(g)(k)(l)	United States		6.50%	03/31/29	12,500,000	12,625,937
X.AI LLC(g)	United States		12.50%	06/30/30	7,500,000	7,587,065
						20,213,002
SPECIALIZED REITS (0.24%)
Uniti Group LP / Uniti Group Finance Inc / CSL Capital LLC(g)(k)(l)	United States		10.50%	02/15/28	3,280,000	3,474,750

SPECIALTY RETAIL (1.31%)
EG Global Finance PLC (3.75% PIK)(c)(f)(k)	United Kingdom	3M SOFR + 7.50%	11.89%	11/30/28	11,488,868	12,350,533
Guitar Center, Inc.(g)(k)(l)	United States		8.50%	01/15/26	7,765,000	6,315,593
						18,666,126
TEXTILES, APPAREL & LUXURY GOODS (0.90%)
Made in Italy 2 S.P.A., Series A Term Loan(c)(d)(f)	Italy	3M EURIBOR + 6.75%	9.58%	10/17/30	€4,820,870	5,153,475

See Notes to Consolidated Financial Statements.

Semi-Annual Report | June 30, 2025 (Unaudited)	28

Apollo Diversified Credit Fund	Consolidated Schedule of Investments

June 30, 2025 (Unaudited)

Description	Country	Index and Spread	Rate	Maturity Date	Principal Amount	Value (Note 2)(a)
TEXTILES, APPAREL & LUXURY GOODS (continued)
Made in Italy 2 S.P.A., Series B Term Loan(c)(d)(f)	Italy	3M EURIBOR + 6.75%	9.58%	10/17/30	€7,179,130	$7,674,438
						12,827,913
TOTAL CORPORATE BONDS
(Cost $227,663,513)						236,703,040

ASSET-BACKED SECURITIES (3.49%)
Carvana Auto Receivables Trust 2024- N2, Class C(g)(k)	United States		5.82%	09/10/30	$3,375,000	3,433,481
Carvana Auto Receivables Trust 2024- N2, Class D(g)(k)	United States		6.44%	09/10/30	5,200,000	5,435,828
Carvana Auto Receivables Trust 2024- N2, Class E(g)(k)	United States		8.16%	06/10/31	3,450,000	3,484,363
Carvana Auto Receivables Trust 2024- N2, Class R(g)(k)	United States		52.19%	06/10/31	5,400	3,308,389
Carvana Auto Receivables Trust 2024- N2, Class XS(g)(k)	United States		42.23%	06/10/31	5,400	381,170
Carvana Auto Receivables Trust 2025- N1, Class EX2(c)(g)(k)	United States		5.90%	08/10/32	3,772	5,180,884
Central Plains LLC 2024-1(c)(d)(k)	United States	1M SOFR + 3.75%	8.06%	10/30/31	13,500,000	13,579,650
Nelnet Student Loan Trust 2021-A(d)(g)(k)	United States		7.40%	04/20/62	10,080	2,259,913
Nelnet Student Loan Trust 2021-B(d)(g)(k)	United States		9.78%	04/20/62	10,080	1,125,222
Nelnet Student Loan Trust 2021-C(d)(g)(k)	United States		35.48%	04/20/62	10,080	881,976
Nelnet Student Loan Trust 2021-D(d)(g)(k)	United States		2.79%	04/20/62	10,080	682,513
PNMAC GMSR Issuer Trust-2017-GT, Class A(c)(k)	United States	1M SOFR + 3.20%	7.52%	03/25/29	10,000,000	10,093,888
						49,847,277
TOTAL ASSET-BACKED SECURITIES
(Cost $49,804,394)						49,847,277

COMMERCIAL REAL ESTATE LOANS (1.87%)
AREIT CRE Trust 2023-CRE8, Class C, Series 2023-CRE8(c)(k)	Bermuda	1M SOFR + 4.02%	8.37%	08/17/41	7,000,000	7,041,298
MF1 Multifamily Housing Mortgage Loan Trust 2022-B1, Class A, Series 2022-B1(c)(k)	United States	1M SOFR + 2.02%	6.33%	11/17/37	8,000,000	7,947,735
MF1 Multifamily Housing Mortgage Loan Trust 2022-B1, Class B, Series 2022-B1(c)(k)	United States	1M SOFR + 2.70%	7.01%	11/17/37	100,000	98,201
MF1 Multifamily Housing Mortgage Loan Trust 2022-B1, Class C, Series 2022-B1(c)(k)	United States	1M SOFR + 3.25%	7.56%	11/17/37	1,034,000	1,016,954
MF1 Multifamily Housing Mortgage Loan Trust 2022-B1, Class D, Series 2022-B1(c)(k)	United States	1M SOFR + 4.00%	8.31%	11/17/37	142,000	141,651
MF1 Multifamily Housing Mortgage Loan Trust 2022-B1, Class E, Series 2022-B1(c)(k)	United States	1M SOFR + 4.75%	9.06%	11/17/37	724,000	691,162

See Notes to Consolidated Financial Statements.

29	1.888.926.2688 | www.apollo.com

Apollo Diversified Credit Fund	Consolidated Schedule of Investments

June 30, 2025 (Unaudited)

Description	Country	Index and Spread	Rate	Maturity Date	Principal Amount	Value (Note 2)(a)
COMMERCIAL REAL ESTATE LOANS (continued)
PFP III 2023 -10, Class C, Series 2023- 10(c)(k)	Bermuda	1M SOFR + 4.12%	8.47%	09/16/38	$2,500,000	$2,483,888
VMC Finance LLC 2023-PV1, Class A, Series 2023-PV1(c)(k)	United States	1M SOFR + 2.77%	7.08%	01/19/40	4,145,674	4,152,991
VMC Finance LLC 2023-PV1, Class AS, Series 2023-PV1(c)(k)	United States	1M SOFR + 3.18%	7.50%	01/19/40	1,050,000	1,046,359
VMC Finance LLC 2023-PV1, Class B, Series 2023-PV1(c)(k)	United States	1M SOFR + 3.58%	7.90%	01/19/40	800,000	796,151
VMC Finance LLC 2023-PV1, Class C, Series 2023-PV1(c)(k)	United States	1M SOFR + 4.63%	8.95%	01/19/40	800,000	795,813
VMC Finance LLC 2023-PV1, Class D, Series 2023-PV1(c)(k)	United States	1M SOFR + 6.78%	11.09%	01/19/40	500,000	497,486
						26,709,689
TOTAL COMMERCIAL REAL ESTATE LOANS
(Cost $26,603,550)						26,709,689

CONVERTIBLE CORPORATE BONDS (0.78%)

HOTELS, RESTAURANTS & LEISURE (0.74%)
Delivery Hero SE(g)(l)	Korea, South		2.13%	03/10/29	€2,700,000	2,796,737
Delivery Hero SE(g)(l)	Korea, South		3.25%	02/21/30	6,900,000	7,756,933
						10,553,670
MEDIA (0.04%)
EchoStar Corporation (3.88% PIK)(f)(g)	United States		3.88%	11/30/30	$538,943	631,066

TOTAL CONVERTIBLE CORPORATE BONDS
(Cost $10,058,727)						11,184,736

					Shares
COMMON STOCKS (0.21%)

MEDIA (0.21%)
Altice USA, Inc., Class A(n)	United States				1,423,397	3,046,070

TOTAL COMMON STOCKS
(Cost $2,839,944)						3,046,070

PARTNERSHIP INTEREST (0.01%)

CONSTRUCTION & ENGINEERING (0.01%)
Tailwind Fire Flow Investor, LP(d)(n)(o)	United States				100	101,068

TRADING COMPANIES & DISTRIBUTORS (0.00%)
WC ORS Holdings, L.P.(d)(n)(o)	United States				9,557	12,806

TOTAL PARTNERSHIP INTEREST
(Cost $110,625)						113,874

See Notes to Consolidated Financial Statements.

Semi-Annual Report | June 30, 2025 (Unaudited)	30

Apollo Diversified Credit Fund	Consolidated Schedule of Investments

June 30, 2025 (Unaudited)

Description	Country	Coupon Rate	Shares	Value (Note 2)(a)
PREFERRED STOCKS (0.00%)

INSURANCE (0.00%)
HIG Intermediate, Inc.(d)(f)(g)(o)(p)	United States	10.50%	50,000	$49,625

TOTAL PREFERRED STOCKS
(Cost $49,250)				49,625

	7-Day Yield	Shares	Value (Note 2)(a)
SHORT TERM INVESTMENT (2.70%)
Goldman Sachs Financial Square Government Fund	4.19%	38,533,775	38,533,775

TOTAL SHORT TERM INVESTMENT
(Cost $38,533,775)			38,533,775

TOTAL INVESTMENTS (119.69%)
(Cost $1,674,163,840)			1,708,798,489

Liabilities in Excess of Other Assets (-19.69%)			(281,206,349)
NET ASSETS (100.00%)			$1,427,592,140

Reference Rates:

1M EURIBOR - 1 Month EURIBOR as of June 30, 2025 was 1.93%

3M EURIBOR - 3 Month EURIBOR as of June 30, 2025 was 1.94%

6M EURIBOR - 6 Month EURIBOR as of June 30, 2025 was 2.05%

1M SOFR - 1 Month US SOFR as of June 30, 2025 was 4.32%

3M SOFR - 3 Month US SOFR as of June 30, 2025 was 4.34%

6M SOFR - 6 Month US SOFR as of June 30, 2025 was 4.15%

3M SONIA - 3 Month SONIA as of June 30, 2025 was 4.95%

5Y US T - 5 Year US Treasury rate as of June 30, 2025 was 3.79%

CORRA - Canadian Overnight Repo Rate Average as of June 30, 2025 was 2.75%

TONA - Tokyo Overnight Average Rate as of June 30, 2025 was 0.48%

(a)	Investment holdings denominated in foreign currencies are converted to U.S. Dollars using period end spot rates.
(b)	“Bank Loans” are senior, secured loans made to companies whose debt is below investment grade as well as investments with similar economic characteristics. Senior Loans typically hold a first lien priority and, unless otherwise indicated, are required to pay interest at floating rates that are periodically reset by reference to a base lending rate plus a spread. In some instances, the rates shown represent the weighted average rate as of June 30, 2025. Senior Loans are generally not registered under the Securities Act of 1933, as amended (the “Securities Act”) and often incorporate certain restrictions on resale and cannot be sold publicly. Senior Loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual maturity may be substantially less than the stated maturity.
(c)	Floating or variable rate security. The reference rate is described above. The rate in effect as of June 30, 2025 is based on the reference rate plus the displayed spread as of the security’s last reset date.
(d)	Security is classified as Level 3 in the Fund’s fair value hierarchy (see Note 2).
(e)	Security or portion thereof pledged as collateral under the secured revolving credit facility entered into by CRDTX SPV I, LLC and Citibank N.A.
(f)	Paid in kind security which may pay interest in additional par.
(g)	Fixed rate security.
(h)	See Note 2 regarding defaulted securities.
(i)	These investments have a maturity date prior to the end of the current period. The final terms of an extension, restructuring or exit are still under negotiation with the respective portfolio company.

See Notes to Consolidated Financial Statements.

31	1.888.926.2688 | www.apollo.com

Apollo Diversified Credit Fund	Consolidated Schedule of Investments

June 30, 2025 (Unaudited)

(j)	A portion of this security was not funded as of June 30, 2025. The Consolidated Schedule of Investments records only the funded portion of each position. As of June 30, 2025, the Fund has unfunded delayed draw loans in the amount of $154,009,062 Fair value of these unfunded delayed draws was $152,604,843. Additional information is provided in Note 4 General Commitments and Contingencies.
(k)	Securities exempt from registration under Rule 144A of the Securities Act and Regulation S of the Securities Act. These securities may be sold in the ordinary course of business in transactions exempt from registration normally to qualified institutional buyers. As of June 30, 2025, the aggregate market value of such securities was $249,661,671, representing 17.49% of net assets.
(l)	Security or a portion thereof pledged as collateral under the Fund’s committed facility agreement with BNP Paribas Brokerage International, Ltd.
(m)	Zero coupon securities.
(n)	Non-income producing security.
(o)	Securities may be deemed to be “restricted securities” under the Securities Act. As of June 30, 2025, the restricted securities were as follows:

Restricted	Acquisition Date	Cost	Value June 30, 2025	Value as Percentage of Net Assets Applicable to Common Stockholders June 30, 2025
HIG Intermediate, Inc.	12/10/2024	$49,250	$49,625	–
Tailwind Fire Flow Investor, LP	06/28/2024	101,068	101,068	0.01
WC ORS Holdings, L.P.	08/09/2024	9,557	12,806	–
Total		$159,875	$163,499	0.01%

(p)	These securities have no contractual maturity date, are not redeemable and contractually pay an indefinite stream of dividends.

Common Abbreviations:

B.V. - Besloten Vennootshap

CLO - Collateralized Loan Obligation

Co. - Company

CORRA - Canadian Overnight Repo Rate Average

EURIBOR - Euro Interbank Offered Rate

LLC - Limited Liability Company

LP - Limited Partnership

Ltd - Limited Company

PIK - Payment in Kind

PLC - Public Limited Company

SARL - Société A Responsabilité Limitée

SONIA - Sterling Overnight Index Average

SOFR - Secured Overnight Financing Rate

TONA - Tokyo Overnight Average Rate

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS

Counterparty	Settlement Date	Receiving Currency	Receiving Value	Delivering Currency	Delivering Currency	Unrealized Appreciation/ (Depreciation)
Mizuho Securities Co., Ltd.	09/17/25	USD	10,754,968	GBP	10,904,357	$149,389
						$149,389

Bank of New York Mellon	09/17/25	CAD	(2,212)	USD	(2,203)	$(9)
Bank of New York Mellon	09/17/25	EUR	(185,567,208)	USD	(180,864,454)	(4,702,754)
Bank of New York Mellon	09/17/25	GBP	(138,685,839)	USD	(136,527,491)	(2,158,348)
Mizuho Securities Co., Ltd.	09/17/25	CAD	(453,410)	USD	(451,635)	(1,775)
Mizuho Securities Co., Ltd.	09/17/25	EUR	(12,292,129)	USD	(11,986,691)	(305,438)
Mizuho Securities Co., Ltd.	09/17/25	JPY	(453,851)	USD	(453,099)	(752)
						$(7,169,076)

See Notes to Consolidated Financial Statements.

Semi-Annual Report | June 30, 2025 (Unaudited)	32

Apollo Diversified Credit Fund	Consolidated Schedule of Investments

June 30, 2025 (Unaudited)

TOTAL RETURN SWAP CONTRACTS

Counterparty	Pay/Receive Floating Rate	Reference Entity/ Obligations	Currency	Pay Notional Amount	Floating Rate Index	Spread (bps)	Termination Date	Receive Notional	Unrealized Appreciation
Nomura Global Financial Products, Inc.	Receive	Altice USA, Inc.	USD	$(609,018)	FEDL01	0.65	7/12/2027	$723,254	$114,236

CROSS CURRENCY SWAP SUMMARY

Counterparty	Pay/Receive Floating Rate	Receive Notional	Currency	Pay Notional	Currency	Floating Rate	Fixed Rate	Maturity Date	Unrealized Appreciation
Nomura Global Financial Products, Inc.	Receive	6,467,391	USD	27,285,215,788	COP	1 Day SOFR	17.91%	6/30/2028	$15,445

INTEREST RATE SWAP SUMMARY

Counterparty	Fund Receives	Fund Pays	Maturity Date	Receive Notional	Currency	Unrealized Appreciation
Morgan Stanley	3.9455%	1 Day SOFR	4/29/29	$150,000,000	USD	$2,965,716
Nomura Global Financial Products, Inc.	4.0857%	1 Day SOFR	1/21/28	370,000,000	USD	5,889,585
						$8,855,301

INTEREST RATE OPTION SUMMARY

Counterparty	Option Type	Reference Obligation	Strike	Expiration Date	Notional	Cost	Fair Value	Unrealized (Depreciation)
Nomura Global Financial Products, Inc.	Interest Rate	1 Day SOFR	4%	4/17/26	$548,000,000	$2,548,200	$1,023,778	$(1,524,422)

See Notes to Consolidated Financial Statements.

33	1.888.926.2688 | www.apollo.com

Apollo Diversified Credit Fund	Consolidated Statement of Assets and Liabilities

June 30, 2025 (Unaudited)

ASSETS
Investments, at fair value (Cost $1,635,630,065)	$1,670,264,714
Short term investments (Cost $38,533,775)	38,533,775
Cash	17,634,235
Foreign currency, at value (Cost $1,902,154)	1,904,134
Receivable for investments sold	54,389,197
Receivable for shares sold	14,837,343
Interest receivable	14,002,593
Unrealized appreciation on interest rate swaps (Note 3)	8,855,301
Unrealized appreciation on unfunded commitments (Note 4)	3,412,090
Cash collateral for derivatives	1,236,432
Unamortized debt issuance costs (Note 8)	1,106,608
Interest rate options, at fair value (Note 3) (Cost $2,548,200)	1,023,778
Prepaid expenses and other assets	739,372
Unrealized appreciation on forward foreign currency contracts (Note 3)	149,389
Unrealized appreciation on total return swap contracts (Note 3)	114,236
Unrealized appreciation on cross currency swap contracts (Note 3)	15,445
Total Assets	1,828,218,642
LIABILITIES
Payable for lines of credit (Note 8)	208,000,000
Payable for investments purchased	157,208,996
Payable for distributions to shareholders	24,615,778
Unrealized depreciation on forward foreign currency contracts (Note 3)	7,169,076
Payable for investment advisory fees (Note 5)	1,601,734
Payable for lines of credit interest expense (Note 8)	618,927
Payable to broker on interest rate swaps	566,438
Unrealized depreciation on unfunded commitments (Note 4)	219,915
Payable for printing fees	138,487
Payable for audit and tax fees	132,003
Payable for administration fees (Note 5)	108,127
Payable for distribution fees (Note 5)	62,241
Payable for custody fees	50,538
Payable for shareholder servicing fees (Note 5)	37,786
Payable for administrative service fees	37,606
Payable for transfer agency fees (Note 5)	32,141
Payable to broker on total return swaps	26,709
Total Liabilities	400,626,502
Commitments and contingencies (Note 4)
NET ASSETS	$1,427,592,140
NET ASSETS CONSIST OF
Paid-in capital	$1,465,084,846
Total accumulated deficit	(37,492,706)
NET ASSETS	$1,427,592,140

See Notes to Consolidated Financial Statements.

Semi-Annual Report | June 30, 2025 (Unaudited)	34

Apollo Diversified Credit Fund	Consolidated Statement of Assets and Liabilities

June 30, 2025 (Unaudited)

PRICING OF SHARES
Class A:
Net asset value	$22.38
Net assets	$70,958,927
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	3,171,307
Maximum offering price per share ((NAV/0.9425), based on maximum sales charge of 5.75% of the offering price)	$23.75
Class C:
Net asset value and maximum offering price	$22.37
Net assets	$95,558,299
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	4,271,881
Class I:
Net asset value and maximum offering price	$22.37
Net assets	$1,230,387,644
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	55,004,082
Class M:
Net asset value and maximum offering price	$22.37
Net assets	$10,481
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	469
Class L:
Net asset value	$22.36
Net assets	$19,450,539
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	869,744
Maximum offering price per share ((NAV/0.9575), based on maximum sales charge of 4.25% of the offering price)	$23.35
Class F:
Net asset value and maximum offering price	$22.37
Net assets	$11,226,250
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	501,770

See Notes to Consolidated Financial Statements.

35	1.888.926.2688 | www.apollo.com

Apollo Diversified Credit Fund	Consolidated Statement of Operations

For the Six Months Ended June 30, 2025 (Unaudited)
INVESTMENT INCOME
Interest income	$68,477,354
Dividend Income (Note 2)	1,255,464
Total Investment Income	69,732,818

EXPENSES
Investment advisory fees (Note 5)	9,465,469
Administration fees (Note 5)	476,094
Transfer agency fees (Note 5)	239,885
Shareholder servicing fees (Note 5)
Class A	86,415
Class C	118,378
Class L	23,856
Distribution fees (Note 5)
Class C	355,135
Class L	23,856
Lines of credit interest expense (Note 8)	5,850,134
Administrative service fees (Note 5)	904,476
Legal fees	657,173
Amortization of debt issuance costs (Note 8)	398,413
Credit facility unfunded commitment fee (Note 8)	362,083
Reports to shareholders and printing fees	227,488
Audit and tax fees	148,378
Trustees’ fees (Note 5)	130,082
Insurance fees	84,510
Custody fees	52,551
Credit facility fees (Note 8)	41,729
State registration fees	38,964
Compliance fees (Note 5)	32,280
Income tax expense	9,433
Other expenses	193,699
Total Expenses	19,920,481
Fees waived/expenses reimbursed by Adviser (Note 5)	(550,519)
Net Expenses	19,369,962
Net Investment Income	50,362,856
NET REALIZED LOSS AND UNREALIZED APPRECIATION ON INVESTMENTS, FORWARD FOREIGN CURRENCY TRANSACTIONS AND TRANSLATIONS OF ASSETS AND LIABILITIES DENOMINATED IN FOREIGN CURRENCIES
Net realized gain on investments	2,556,988
Net realized loss on interest rate swaps	(1,202,189)
Net realized loss on total return swap contracts	(104,005)
Net realized loss on forward foreign currency transactions	(18,729,964)
Net realized loss on foreign currency translation	(135,223)
Net realized loss	(17,614,393)
Net change in unrealized appreciation on investments	30,858,299
Net change in unrealized depreciation on interest rate options	(608,585)
Net change in unrealized depreciation on total return swap contracts	(93,750)
Net change in unrealized depreciation on forward foreign currency transactions	(9,554,901)
Net change in unrealized depreciation on cross currency swaps	(649,180)
Net change in unrealized appreciation on interest rate swap	9,483,999
Net change in unrealized depreciation on translation of assets and liabilities denominated in foreign currencies	(3,462,865)
Net change in unrealized appreciation on investments	25,973,017
NET REALIZED LOSS AND UNREALIZED APPRECIATION ON INVESTMENTS, FORWARD FOREIGN CURRENCY TRANSACTIONS AND TRANSLATIONS OF ASSETS AND LIABILITIES DENOMINATED IN FOREIGN CURRENCIES	8,358,624
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$58,721,480

See Notes to Consolidated Financial Statements.

Semi-Annual Report | June 30, 2025 (Unaudited)	36

Apollo Diversified Credit Fund	Consolidated Statements of Changes in Net Assets

	For the Six Months Ended June 30, 2025 (Unaudited)	For the Year Ended December 31, 2024
OPERATIONS:
Net investment income	$50,362,856	$87,394,153
Net realized gain/(loss)	(17,614,393)	11,957,864
Net change in unrealized appreciation	25,973,017	4,264,853
Net Increase in Net Assets Resulting from Operations	58,721,480	103,616,870
DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From distributable earnings	(2,684,858)	(6,836,029)
Class C
From distributable earnings	(3,198,996)	(7,892,461)
Class I
From distributable earnings	(41,252,829)	(68,314,763)
Class M
From distributable earnings	(497)	(961)
Class L
From distributable earnings	(693,032)	(1,432,340)
Class F
From distributable earnings	(524,860)	(1,338,546)
Total Distributions to Shareholders	(48,355,072)	(85,815,100)
BENEFICIAL INTEREST TRANSACTIONS, IN DOLLARS:
Class A
Shares sold	4,140,811	11,744,672
Distributions reinvested	1,059,011	2,760,563
Shares redeemed (Note 8)	(10,117,924)	(20,019,980)
Exchanged out	(270,535)	(1,568,857)
Class C
Shares sold	4,438,616	20,408,643
Distributions reinvested	1,882,660	4,313,214
Shares redeemed (Note 8)	(5,798,440)	(17,701,496)
Exchanged out	(2,320,734)	(8,166,354)
Class I
Shares sold	329,944,669	422,453,975
Distributions reinvested	18,547,980	29,177,931
Shares redeemed (Note 8)	(68,256,050)	(132,939,652)
Exchanged in	2,662,078	10,036,231
Class M
Shares redeemed (Note 8)	—	(10,848)
Class L
Shares sold	402,757	5,661,561
Distributions reinvested	320,293	730,931
Shares redeemed (Note 8)	(646,653)	(2,168,304)
Exchanged out	—	(301,020)
Class F
Distributions reinvested	88,005	241,077
Shares redeemed (Note 8)	(670,667)	(1,694,385)
Exchanged out	(70,809)	—
Net Increase in Net Assets Derived from Beneficial Interest Transactions	275,335,068	322,957,902
Net increase in net assets	285,701,476	340,759,672
NET ASSETS:
Beginning of year	1,141,890,664	801,130,992
End of year	$1,427,592,140	$1,141,890,664

See Notes to Consolidated Financial Statements.

37	1.888.926.2688 | www.apollo.com

Apollo Diversified Credit Fund	Consolidated Statements of Changes in Net Assets

	For the Six Months Ended June 30, 2025 (Unaudited)	For the Year Ended December 31, 2024
Other Information
BENEFICIAL INTEREST TRANSACTIONS, IN SHARES:
Class A
Beginning shares	3,404,707	3,727,531
Shares sold	186,316	534,260
Distributions reinvested	47,518	125,152
Shares redeemed (Note 8)	(455,048)	(910,920)
Exchanged out	(12,186)	(71,316)
Net decrease in shares outstanding	(233,400)	(322,824)
Ending shares	3,171,307	3,404,707
Class C
Beginning shares	4,352,906	4,404,519
Shares sold	199,803	930,790
Distributions reinvested	84,489	195,544
Shares redeemed (Note 8)	(261,001)	(806,281)
Exchanged out	(104,317)	(371,666)
Net decrease in shares outstanding	(81,026)	(51,613)
Ending shares	4,271,880	4,352,906
Class I
Beginning shares	42,282,377	27,349,710
Shares sold	14,838,428	19,197,830
Distributions reinvested	832,178	1,321,894
Shares redeemed (Note 8)	(3,068,601)	(6,043,665)
Exchanged in	119,700	456,609
Net increase in shares outstanding	12,721,705	14,932,667
Ending shares	55,004,082	42,282,377
Class M
Beginning shares	469	966
Shares redeemed (Note 8)	—	(497)
Net decrease in shares outstanding	—	(497)
Ending shares	469	469
Class L
Beginning shares	866,289	687,610
Shares sold	18,143	257,657
Distributions reinvested	14,381	33,141
Shares redeemed (Note 8)	(29,069)	(98,492)
Exchanged out	—	(13,627)
Net increase in shares outstanding	3,455	178,679
Ending shares	869,744	866,289
Class F
Beginning shares	531,159	597,492
Distributions reinvested	3,950	10,931
Shares redeemed (Note 8)	(30,160)	(77,264)
Exchanged out	(3,179)	—
Net decrease in shares outstanding	(29,389)	(66,333)
Ending shares	501,770	531,159

See Notes to Consolidated Financial Statements.

Semi-Annual Report | June 30, 2025 (Unaudited)	38

Apollo Diversified Credit Fund	Consolidated Statement of Cash Flows

For the Six Months Ended June 30, 2025 (Unaudited)
Operating Activities:
Net increase in net assets resulting from operations	$58,721,480
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchase of investments	(991,371,853)
Net proceeds from short-term investments	32,192,992
Proceeds from sale of investments	664,578,432
Net purchases of sale of derivatives	(21,458,575)
Net realized gain on investments	(2,556,988)
Net realized loss on forward foreign currency transactions	18,729,964
Net realized loss on foreign currency translation	135,223
Net realized loss on interest rate swaps	1,202,189
Net realized loss on total return swaps	104,005
Net change in unrealized appreciation on investments	(30,858,299)
Net change in unrealized depreciation on interest rate options	608,585
Net change in unrealized appreciation on interest rate swap	(9,483,999)
Net change in unrealized depreciation on total return swap contracts	93,750
Net change in unrealized depreciation on forward foreign currency contracts	9,554,901
Net change in unrealized depreciation on cross currency swaps transactions	649,180
Net change in unrealized depreciation on translation of assets and liabilities denominated in foreign currencies	3,462,865
Amortization and accretion of discounts and premiums, net	(2,811,945)
Change in operating assets and liabilities:
Interest receivables	(6,317,511)
Cash collateral for derivatives	17,652,127
Prepaid expenses and other assets	(506,765)
Unrealized appreciation on forward foreign currency contracts	2,418,615
Unrealized appreciation on cross currency swap contracts	649,180
Unrealized appreciation on interest rate swaps	(8,855,301)
Unrealized appreciation on total return swaps contracts	93,750
Unrealized appreciation on unfunded commitments	(2,731,889)
Payable for investment advisory fees	575,584
Payable for lines of credit interest expense	99,720
Payable for legal fees	(35,072)
Payable for custody fees	(54,886)
Payable for audit and tax fees	26,004
Payable for distribution fees	(2,632)
Payable for administration fees	18,581
Payable for shareholder servicing fees	(2,400)
Payable for printing fees	79,453
Accrued expenses and other liabilities	(2,894)
Payable for transfer agency fees	(17,349)
Payable for administrative service fees	31,264
Payable for credit facility unfunded commitment fee	(28,217)
Net change in unrealized depreciation on interest rate options	608,585
Unrealized depreciation on forward foreign currency contracts	7,136,286
Unrealized depreciation on interest rate swaps	(628,698)
Unrealized depreciation on unfunded commitments	(921,977)
Payable to broker on total return swaps	16,060
Payable to broker on interest rate swaps	(585,868)
Amortization of debt issuance costs	398,413
Net cash used in operating activities	(259,395,930)

See Notes to Consolidated Financial Statements.

39	1.888.926.2688 | www.apollo.com

Apollo Diversified Credit Fund	Consolidated Statement of Cash Flows

For the Six Months Ended June 30, 2025 (Unaudited)
Financing Activities:
Net cash received from lines of credit	40,000,000
Proceeds from shares sold	336,235,490
Payment of shares redeemed	(85,489,734)
Distributions paid to shareholders	(25,176,350)
Debt issuance costs	(514,300)
Net cash provided by financing activities	265,055,106
Net increase in cash during the year	5,659,176
Effect of foreign exchange rates changes on cash	(3,601,107)
Net change in cash and foreign currency	2,058,069
Cash and cash equivalents, beginning of period	$17,480,300
Cash and cash equivalents, end of period	$19,538,369

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Non-cash financing activities not included herein consist of reinvestment of distributions of:	$21,897,949
Cash paid during the period for interest from bank borrowing:	$6,112,497
RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE BEGINNING OF PERIOD TO THE STATEMENT OF ASSETS AND LIABILITIES
Cash	15,219,600
Foreign Currency at Value	2,260,700
Cash collateral for derivatives	18,888,559
RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE END OF PERIOD TO THE STATEMENT OF ASSETS AND LIABILITIES
Cash	17,634,235
Foreign Currency at Value	1,904,134
Cash collateral for derivatives	1,236,432

See Notes to Consolidated Financial Statements.

Semi-Annual Report | June 30, 2025 (Unaudited)	40

Consolidated
Apollo Diversified Credit Fund – Class A	Financial Highlights

For a Share Outstanding Throughout the Period Presented

	For the Six Months Ended June 30, 2025 (Unaudited)		For the Year Ended December 31, 2024	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022		For the Year Ended December 31, 2021		For the Year Ended December 31, 2020
Net asset value, beginning of period	$22.21		$21.79	$20.82	$24.53		$24.06		$24.89

INCOME FROM INVESTMENT OPERATIONS:
Net investment income after reimbursements(a)	0.85		1.97	1.88	1.49		1.53		1.28
Net realized and unrealized gain/(loss)	0.15		0.39	1.04	(3.68)		0.47		(0.65)
Total from investment operations	1.00		2.36	2.92	(2.19)		2.00		0.63

DISTRIBUTIONS:
From net investment income(b)	(0.83)		(1.94)	(1.95)	(1.52)		(1.53)		(1.46)
Total distributions	(0.83)		(1.94)	(1.95)	(1.52)		(1.53)		(1.46)

Net increase/(decrease) in net asset value	0.17		0.42	0.97	(3.71)		0.47		(0.83)
Net asset value, end of period	$22.38		$22.21	$21.79	$20.82		$24.53		$24.06
TOTAL RETURN(c)	4.54%		11.20%	14.46%	(8.93)%		8.49%		3.16%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$70,959		$75,602	$81,234	$61,500		$72,120		$81,766
Ratios to Average Net Assets (including interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements	3.30	%(d)	3.73%	4.86%	3.75%		3.10%		2.79%
Ratio of expenses to average net assets including fee waivers and reimbursements (includes acquired fund fee reimbursements)	3.23	%(d)	3.58%	4.61%	2.32	%(e)	1.72	%(e)	1.25	%(e)
Ratio of net investment income to average net assets	7.72	%(d)	8.96%	8.76%	6.69%		6.26%		5.59%

Ratios to Average Net Assets (excluding interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements	2.32	%(d)	2.40%	2.50%	2.64%		2.76%		2.79%
Ratio of expenses to average net assets including fee waivers and reimbursements	2.25	%(d)	2.25%	2.25%	1.21	%(e)	1.38	%(e)	1.25	%(e)

Portfolio turnover rate	75%		100%	105%	148%		73%		98%

(a)	Calculated using the average shares method.
(b)	Distributions are based on a daily accrual of net investment income which will vary based on underlying investment yields and daily shares outstanding (see Note 6).
(c)	Total returns are for the period indicated and do not reflect the impact of the applicable sales charge. Total returns would have been lower had certain expenses not been waived or recouped by the Adviser. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	Annualized.

See Notes to Consolidated Financial Statements.

41	1.888.926.2688 | www.apollo.com

Consolidated
Apollo Diversified Credit Fund – Class A	Financial Highlights

For a Share Outstanding Throughout the Period Presented

(e)	For the period of August 26, 2019 to April 30, 2021, the Adviser voluntarily absorbed operating expenses of the Fund in excess of 1.25% of net assets. For the period of May 1, 2021 to August 15, 2021, the Adviser voluntarily absorbed operating expenses of the Fund in excess of 1.375% of net assets. For the period of August 16, 2021 to March 31, 2022, the Adviser voluntarily waived or absorbed operating expenses of the Fund in excess of 1.50% of net assets. For the period April 1, 2022 to September 30, 2022, the Adviser voluntarily waived or absorbed operating expenses of the Fund in excess of 1.00% of net assets. For the period October 1, 2022 to December 31, 2022, the Adviser voluntarily waived or absorbed operating expenses (excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) of the Fund in excess of 1.25% of net assets. In the absence of the election by the Fund’s investment adviser to bear certain of the Fund’s operating expenses, the ratio of expenses to average net assets including fee waivers and reimbursements would have been higher.

See Notes to Consolidated Financial Statements.

Semi-Annual Report | June 30, 2025 (Unaudited)	42

Consolidated
Apollo Diversified Credit Fund – Class C	Financial Highlights

For a Share Outstanding Throughout the Period Presented

	For the Six Months Ended June 30, 2025 (Unaudited)		For the Year Ended December 31, 2024	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022		For the Year Ended December 31, 2021		For the Year Ended December 31, 2020
Net asset value, beginning of period	$22.20		$21.79	$20.82	$24.53		$24.06		$24.89

INCOME FROM INVESTMENT OPERATIONS:
Net investment income after reimbursements(a)	0.77		1.81	1.72	1.49		1.53		1.28
Net realized and unrealized gain/(loss)	0.14		0.38	1.04	(3.68)		0.47		(0.65)
Total from investment operations	0.91		2.19	2.76	(2.19)		2.00		0.63

DISTRIBUTIONS:
From net investment income(b)	(0.74)		(1.78)	(1.79)	(1.52)		(1.53)		(1.46)
Total distributions	(0.74)		(1.78)	(1.79)	(1.52)		(1.53)		(1.46)

Net increase/(decrease) in net asset value	0.17		0.41	0.97	(3.71)		0.47		(0.83)
Net asset value, end of period	$22.37		$22.20	$21.79	$20.82		$24.53		$24.06
TOTAL RETURN(c)	4.16%		10.34%	13.62%	(8.93)%		8.49%		3.16%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$95,558		$96,631	$95,968	$77,088		$77,619		$62,889
Ratios to Average Net Assets (including interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements	4.06	%(d)	4.49%	5.61%	4.50%		3.84%		3.54%
Ratio of expenses to average net assets including fee waivers and reimbursements (includes acquired fund fee reimbursements)	3.98	%(d)	4.33%	5.36%	2.32	%(e)	1.73	%(e)	1.25	%(e)
Ratio of net investment income to average net assets	7.00	%(d)	8.21%	8.01%	6.71%		6.25%		5.59%

Ratios to Average Net Assets (excluding interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements	3.08	%(d)	3.16%	3.25%	3.39%		3.50%		3.54%
Ratio of expenses to average net assets including fee waivers and reimbursements	3.00	%(d)	3.00%	3.00%	1.21	%(e)	1.39	%(e)	1.25	%(e)

Portfolio turnover rate	75%		100%	105%	148%		73%		98%

(a)	Calculated using the average shares method.
(b)	Distributions are based on a daily accrual of net investment income which will vary based on underlying investment yields and daily shares outstanding (see Note 6).
(c)	Total returns are for the period indicated and do not reflect the impact of the applicable sales charge. Total returns would have been lower had certain expenses not been waived or recouped by the Adviser. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	Annualized.

See Notes to Consolidated Financial Statements.

43	1.888.926.2688 | www.apollo.com

Consolidated
Apollo Diversified Credit Fund – Class C	Financial Highlights

For a Share Outstanding Throughout the Period Presented

(e)	For the period of August 26, 2019 to April 30, 2021, the Adviser voluntarily absorbed operating expenses of the Fund in excess of 1.25% of net assets. For the period of May 1, 2021 to August 15, 2021, the Adviser voluntarily absorbed operating expenses of the Fund in excess of 1.375% of net assets. For the period of August 16, 2021 to March 31, 2022, the Adviser voluntarily waived or absorbed operating expenses of the Fund in excess of 1.50% of net assets. For the period April 1, 2022 to September 30, 2022, the Adviser voluntarily waived or absorbed operating expenses of the Fund in excess of 1.00% of net assets. For the period October 1, 2022 to December 31, 2022, the Adviser voluntarily waived or absorbed operating expenses (excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) of the Fund in excess of 1.25% of net assets. In the absence of the election by the Fund’s investment adviser to bear certain of the Fund’s operating expenses, the ratio of expenses to average net assets including fee waivers and reimbursements would have been higher.

See Notes to Consolidated Financial Statements.

Semi-Annual Report | June 30, 2025 (Unaudited)	44

Consolidated
Apollo Diversified Credit Fund – Class I	Financial Highlights

For a Share Outstanding Throughout the Period Presented

	For the Six Months Ended June 30, 2025 (Unaudited)		For the Year Ended December 31, 2024	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022		For the Year Ended December 31, 2021		For the Year Ended December 31, 2020
Net asset value, beginning of period	$22.20		$21.79	$20.82	$24.53		$24.06		$24.89

INCOME FROM INVESTMENT OPERATIONS:
Net investment income after reimbursements(a)	0.89		2.03	1.94	1.49		1.52		1.28
Net realized and unrealized gain/(loss)	0.14		0.38	1.03	(3.68)		0.49		(0.65)
Total from investment operations	1.03		2.41	2.97	(2.19)		2.01		0.63

DISTRIBUTIONS:
From net investment income(b)	(0.86)		(2.00)	(2.00)	(1.52)		(1.54)		(1.46)
Total distributions	(0.86)		(2.00)	(2.00)	(1.52)		(1.54)		(1.46)

Net increase/(decrease) in net asset value	0.17		0.41	0.97	(3.71)		0.47		(0.83)
Net asset value, end of period	$22.37		$22.20	$21.79	$20.82		$24.53		$24.06
TOTAL RETURN(c)	4.67%		11.44%	14.74%	(8.93)%		8.50%		3.16%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$1,230,388		$938,627	$595,909	$391,881		$442,765		$279,376
Ratios to Average Net Assets (including interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements	3.06	%(d)	3.50%	4.63%	3.50%		2.84%		2.54%
Ratio of expenses to average net assets including fee waivers and reimbursements (includes acquired fund fee reimbursements)	2.98	%(d)	3.33%	4.36%	2.32	%(e)	1.73	%(e)	1.25	%(e)
Ratio of net investment income to average net assets	8.07	%(d)	9.22%	9.03%	6.69%		6.24%		5.60%

Ratios to Average Net Assets (excluding interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements	2.07	%(d)	2.17%	2.27%	2.39%		2.50%		2.54%
Ratio of expenses to average net assets including fee waivers and reimbursements	2.00	%(d)	2.00%	2.00%	1.21	%(e)	1.39	%(e)	1.25	%(e)

Portfolio turnover rate	75%		100%	105%	148%		73%		98%

(a)	Calculated using the average shares method.
(b)	Distributions are based on a daily accrual of net investment income which will vary based on underlying investment yields and daily shares outstanding (see Note 6).
(c)	Total returns are for the period indicated and do not reflect the impact of the applicable sales charge. Total returns would have been lower had certain expenses not been waived or recouped by the Adviser. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	Annualized.

See Notes to Consolidated Financial Statements.

45	1.888.926.2688 | www.apollo.com

Consolidated
Apollo Diversified Credit Fund – Class I	Financial Highlights

For a Share Outstanding Throughout the Period Presented

(e)	For the period of August 26, 2019 to April 30, 2021, the Adviser voluntarily absorbed operating expenses of the Fund in excess of 1.25% of net assets. For the period of May 1, 2021 to August 15, 2021, the Adviser voluntarily absorbed operating expenses of the Fund in excess of 1.375% of net assets. For the period of August 16, 2021 to March 31, 2022, the Adviser voluntarily waived or absorbed operating expenses of the Fund in excess of 1.50% of net assets. For the period April 1, 2022 to September 30, 2022, the Adviser voluntarily waived or absorbed operating expenses of the Fund in excess of 1.00% of net assets. For the period October 1, 2022 to December 31, 2022, the Adviser voluntarily waived or absorbed operating expenses (excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) of the Fund in excess of 1.25% of net assets. In the absence of the election by the Fund’s investment adviser to bear certain of the Fund’s operating expenses, the ratio of expenses to average net assets including fee waivers and reimbursements would have been higher.

See Notes to Consolidated Financial Statements.

Semi-Annual Report | June 30, 2025 (Unaudited)	46

Consolidated
Apollo Diversified Credit Fund – Class M	Financial Highlights

For a Share Outstanding Throughout the Period Presented

	For the Six Months Ended June 30, 2025 (Unaudited)		For the Year Ended December 31, 2024	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022		For the Period November 1, 2021
Net asset value, beginning of period	$22.20		$21.79	$20.82	$24.53		$24.55

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	1.09		1.89	1.70	1.49		0.23
Net realized and unrealized gain/(loss)	0.17		0.37	1.11	(3.68)		–
Total from investment operations	1.26		2.26	2.81	(2.19)		0.23

DISTRIBUTIONS:
From net investment income(b)	(1.09)		(1.85)	(1.84)	(1.52)		(0.25)
Total distributions	(1.09)		(1.85)	(1.84)	(1.52)		(0.25)

Net increase/(decrease) in net asset value	0.17		0.41	0.97	(3.71)		(0.02)
Net asset value, end of period	$22.37		$22.20	$21.79	$20.82		$24.53
TOTAL RETURN(c)	5.75%		10.68%	13.89%	(8.94)%		0.91%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$10		$10	$21	$208		$245
Ratios to Average Net Assets (including interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements	3.06	%(d)	4.02%	3.46%	3.98%		3.57	%(d)
Ratio of expenses to average net assets including fee waivers and reimbursements	3.06	%(d)	4.02%	5.11%	2.32	%(e)	1.85	%(d)(e)
Ratio of net investment income to average net assets	9.85	%(d)	8.59%	7.96%	6.68%		5.82	%(d)
Ratios to Average Net Assets (excluding interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements	2.09	%(d)	2.69%	1.10%	2.87%		3.22	%(d)
Ratio of expenses to average net assets including fee waivers and reimbursements	2.09	%(d)	2.69%	2.75%	1.21	%(e)	1.50	%(d)(e)

Portfolio turnover rate	75%		100%	105%	148%		73%

(a)	Calculated using the average shares method.
(b)	Distributions are based on a daily accrual of net investment income which will vary based on underlying investment yields and daily shares outstanding (see Note 6).
(c)	Total returns are for the period indicated and do not reflect the impact of the applicable sales charge. Total returns would have been lower had certain expenses not been waived or recouped by the Adviser. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	Annualized.
(e)	For the period November 2, 2021 to March 31, 2022 the Adviser voluntarily waived or absorbed operating expenses (excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) of the Fund in excess of 1.50% of net assets. For the period April 1, 2022 to September 30, 2022, the Adviser voluntarily waived or absorbed operating expenses (excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) of the Fund in excess of 1.00% of net assets. In the absence of the election by the Fund’s investment adviser to bear certain of the Fund’s operating expenses, the ratio of expenses to average net assets including fee waivers and reimbursements would have been higher.

See Notes to Consolidated Financial Statements.

47	1.888.926.2688 | www.apollo.com

Consolidated
Apollo Diversified Credit Fund – Class L	Financial Highlights

For a Share Outstanding Throughout the Period Presented

	For the Six Months Ended June 30, 2025 (Unaudited)		For the Year Ended December 31, 2024	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022		For the Year Ended December 31, 2021		For the Year Ended December 31, 2020
Net asset value, beginning of period	$22.19		$21.78	$20.81	$24.52		$24.05		$24.89

INCOME FROM INVESTMENT OPERATIONS:
Net investment income after reimbursements(a)	0.83		1.92	1.82	1.49		1.53		1.28
Net realized and unrealized gain/(loss)	0.14		0.38	1.04	(3.68)		0.47		(0.66)
Total from investment operations	0.97		2.30	2.86	(2.19)		2.00		0.62

DISTRIBUTIONS:
From net investment income(b)	(0.80)		(1.89)	(1.89)	(1.52)		(1.53)		(1.46)
Total distributions	(0.80)		(1.89)	(1.89)	(1.52)		(1.53)		(1.46)

Net increase/(decrease) in net asset value	0.17		0.41	0.97	(3.71)		0.47		(0.84)
Net asset value, end of period	$22.36		$22.19	$21.78	$20.81		$24.52		$24.05
TOTAL RETURN(c)	4.42%		10.87%	1.42%	(8.95)%		8.49%		3.13%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$19,451		$19,226	$14,978	$12,190		$13,711		$11,606
Ratios to Average Net Assets (including interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements	3.56	%(d)	4.00%	5.09%	3.98%		3.31%		3.05%
Ratio of expenses to average net assets including fee waivers and reimbursements (includes acquired fund fee reimbursements)	3.48	%(d)	3.83%	4.86%	2.32	%(e)	1.73	%(e)	1.25	%(e)
Ratio of net investment income to average net assets	7.52	%(d)	8.74%	8.50%	6.69%		6.25%		5.58%
Ratios to Average Net Assets (excluding interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements	2.58	%(d)	2.67%	2.73%	2.87%		2.97%		3.05%
Ratio of expenses to average net assets including fee waivers and reimbursements	2.50	%(d)	2.50%	2.50%	1.21	%(e)	1.39	%(e)	1.25	%(e)

Portfolio turnover rate	75%		100%	105%	148%		73%		98%

(a)	Calculated using the average shares method.
(b)	Distributions are based on a daily accrual of net investment income which will vary based on underlying investment yields and daily shares outstanding (see Note 6).
(c)	Total returns are for the period indicated and do not reflect the impact of the applicable sales charge. Total returns would have been lower had certain expenses not been waived or recouped by the Adviser. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	Annualized.

See Notes to Consolidated Financial Statements.

Semi-Annual Report | June 30, 2025 (Unaudited)	48

Consolidated
Apollo Diversified Credit Fund – Class L	Financial Highlights

For a Share Outstanding Throughout the Period Presented

(e)	For the period of August 26, 2019 to April 30, 2021, the Adviser voluntarily absorbed operating expenses of the Fund in excess of 1.25% of net assets. For the period of May 1, 2021 to August 15, 2021, the Adviser voluntarily absorbed operating expenses of the Fund in excess of 1.375% of net assets. For the period of August 16, 2021 to March 31, 2022, the Adviser voluntarily waived or absorbed operating expenses of the Fund in excess of 1.50% of net assets. For the period April 1, 2022 to September 30, 2022, the Adviser voluntarily waived or absorbed operating expenses of the Fund in excess of 1.00% of net assets. For the period October 1, 2022 to December 31, 2022, the Adviser voluntarily waived or absorbed operating expenses (excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) of the Fund in excess of 1.25% of net assets. In the absence of the election by the Fund’s investment adviser to bear certain of the Fund’s operating expenses, the ratio of expenses to average net assets including fee waivers and reimbursements would have been higher.

See Notes to Consolidated Financial Statements.

49	1.888.926.2688 | www.apollo.com

Consolidated
Apollo Diversified Credit Fund – Class F	Financial Highlights

For a Share Outstanding Throughout the Period Presented

	For the Six Months Ended June 30, 2025 (Unaudited)		For the Year Ended December 31, 2024	For the Year Ended December 31, 2023		For the Year Ended December 31, 2022		For the Year Ended December 31, 2021		For the Year Ended December 31, 2020
Net asset value, beginning of period	$22.20		$21.79	$20.82		$24.53		$24.07		$24.90

INCOME FROM INVESTMENT OPERATIONS:
Net investment income after reimbursements(a)	1.05		2.43	2.53		1.61		1.53		1.28
Net realized and unrealized gain/(loss)	0.14		0.38	1.05		(3.67)		0.46		(0.65)
Total from investment operations	1.19		2.81	3.58		(2.06)		1.99		0.63

DISTRIBUTIONS:
From net investment income(b)	(1.02)		(2.40)	(2.61)		(1.65)		(1.53)		(1.46)
Total distributions	(1.02)		(2.40)	(2.61)		(1.65)		(1.53)		(1.46)

Net increase/(decrease) in net asset value	0.17		0.41	0.97		(3.71)		0.46		(0.83)
Net asset value, end of period	$22.37		$22.20	$21.79		$20.82		$24.53		$24.07
TOTAL RETURN(c)	5.42%		13.41%	17.94%		(8.38)%		8.44%		3.15%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$11,226		$11,794	$13,021		$16,767		$21,337		$23,004
Ratios to Average Net Assets (including interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements	3.06	%(d)	3.49%	4.57%		3.50%		2.84%		2.54%
Ratio of expenses to average net assets including fee waivers and reimbursements (includes acquired fund fee reimbursements)	1.50	%(d)	1.50%	1.50%		1.76	%(e)	1.72	%(e)	1.25	%(e)
Ratio of net investment income to average net assets	9.48	%(d)	11.05%	11.80%		7.24%		6.27%		5.60%
Ratios to Average Net Assets (excluding interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements	2.08	%(d)	3.49%	4.57	%(f)	2.39%		2.50%		2.54%
Ratio of expenses to average net assets including fee waivers and reimbursements	0.52	%(d)	1.50%	1.50	%(f)	6.50	%(e)	1.38	%(e)	1.25	%(e)

Portfolio turnover rate	75%		100%	105%		148%		73%		98%

(a)	Calculated using the average shares method.
(b)	Distributions are based on a daily accrual of net investment income which will vary based on underlying investment yields and daily shares outstanding (see Note 6).
(c)	Total returns are for the period indicated and do not reflect the impact of the applicable sales charge. Total returns would have been lower had certain expenses not been waived or recouped by the Adviser. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	Annualized.

See Notes to Consolidated Financial Statements.

Semi-Annual Report | June 30, 2025 (Unaudited)	50

Consolidated
Apollo Diversified Credit Fund – Class F	Financial Highlights

For a Share Outstanding Throughout the Period Presented

(e)	For the period November 2, 2021 to March 31, 2022 the Adviser voluntarily waived or absorbed operating expenses (excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) of the Fund in excess of 1.50% of net assets. For the period April 1, 2022 to September 30, 2022, the Adviser voluntarily waived or absorbed operating expenses (excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) of the Fund in excess of 1.00% of net assets. In the absence of the election by the Fund’s investment adviser to bear certain of the Fund’s operating expenses, the ratio of expenses to average net assets including fee waivers and reimbursements would have been higher.

See Notes to Consolidated Financial Statements.

51	1.888.926.2688 | www.apollo.com

Consolidated
Apollo Diversified Credit Fund	Financial Highlights

For a Share Outstanding Throughout the Period Presented

Information about the Fund’s senior securities is shown in the following table:

	For the Six Months Ended June 30, 2025 (Unaudited)	For the Year Ended December 31, 2024	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020(a)
Lines of Credit Total Amount Outstanding (000’s)	$208,000	$168,000	$175,800	$221,500	$133,945	N/A
Asset Coverage Per $1,000 of Lines of Credit Outstanding(b)	$7,863	$7,797	$5,557	$3,527	$5,691	N/A

(a)	The Fund did not have a Line of Credit during this period.
(b)	Calculated by subtracting the Fund’s consolidated total liabilities (excluding the indebtedness represented by the Lines of Credit) from the Fund’s total assets and dividing by the total amount outstanding on the Lines of Credit. The Asset Coverage ratio is then multiplied by $1,000 to determine the “Asset Coverage Per $1,000 of Lines of Credit Outstanding.”

See Notes to Consolidated Financial Statements.

Semi-Annual Report | June 30, 2025 (Unaudited)	52

Apollo Diversified Credit Fund	Notes to Consolidated Financial Statements

June 30, 2025 (Unaudited)

1. ORGANIZATION

Apollo Diversified Credit Fund (the “Fund”) is registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company. The Fund was organized as a statutory trust on April 5, 2016, under the laws of the State of Delaware. The Fund commenced operations on April 3, 2017, and is authorized to issue an unlimited number of shares with no par value. The Fund engages in a continuous offering of shares and operates as an interval fund that offers quarterly repurchases of shares at net asset value (“NAV”). The Fund’s investment adviser is Apollo Capital Credit Adviser, LLC (the “Adviser”). The Fund’s investment sub-adviser is Apollo Credit Management, LLC (the “Sub-Adviser”). Both the Adviser and Sub-Adviser are affiliates of Apollo Global Management, Inc. and its consolidated subsidiaries (“Apollo”). Both the Adviser and Sub-Adviser are registered as investment advisers with the SEC pursuant to the provisions of the Investment Advisers Act of 1940, as amended.

The Fund’s investment objective is to generate a return comprised of both current income and capital appreciation with an emphasis on current income with low volatility and low correlation to the broader markets. The Fund pursues its investment objective through a “multi-asset” approach across both private and public credit markets. With access to the broad spectrum of the credit platform of Apollo, the Fund employs a dynamic asset allocation process, investing across a range of credit strategies in an effort to generate attractive risk-adjusted returns, including but not limited to corporate direct lending, asset-backed lending, performing credit and dislocated credit. The Fund’s allocation across each of these investment pillars may vary from time to time. The Fund will invest, under normal market conditions, at least 80% of its net assets plus the amount of any borrowings and the liquidation preference of any preferred shares that may be outstanding in debt securities, including, but not limited to, credit related investments such as fixed income securities (investment grade debt and high-yield debt), floating rate securities (senior loans or structured credit) and other debt instruments and in derivatives (futures, forward contracts, foreign currency exchange contracts, call and put options, selling or purchasing credit default swaps, and total return swaps) and other instruments that have economic characteristics similar to such securities or investments.

The Fund currently offers Class A, Class C, Class I, Class L and Class M shares. Class A, Class C and Class I shares commenced operations on April 3, 2017. Class L shares commenced operations on September 5, 2017. Class F shares commenced operations on September 25, 2017, and are no longer offered except for reinvestment of dividends. Class M shares commenced operations on November 2, 2021. Class A and Class L shares are offered subject to a maximum sales charge of 5.75% and 4.25%, respectively, of their offering price. Class C, Class I, and Class M shares are offered at net asset value per share. Class C shares may be subject to a 1.00% contingent deferred sales charge on shares redeemed during the first 365 days after their purchase. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific service and distribution fees), and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2. SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation – The following is a summary of significant accounting policies followed by the Fund in preparation of its consolidated financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is considered an investment company following accounting and reporting guidance in Accounting Standards Codification (“ASC”) Topic 946 – Financial Services – Investment Companies. The preparation of the consolidated financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Fund Subsidiaries – During the six months ended June 30, 2025, certain investments of the Fund were held through wholly-owned subsidiaries. The Fund has a 100% ownership interest, consolidates, and has control over significant operating, financial, and monetary decisions of ADCF Lender, LLC (the “ADCF Lender”), CRDTX SPV I, LLC (the “Financing Subsidiary”), and GIACF Alternative Holdings, LLC (the “Cayman SPV”) (together, the “Subsidiaries”). The primary purpose of the Subsidiaries is to facilitate the holding of certain investments of the Fund. For purposes of the Fund’s investment restrictions, guidelines and limitations, the Fund will aggregate direct investments with investment exposure provided by its Subsidiaries. The financial results of the Subsidiaries are included in the consolidated financial statements and financial highlights of the Fund and all investments held by the Subsidiaries are disclosed in the Consolidated Schedule of Investments. All accounts and transactions between the Fund and the Subsidiaries have been eliminated in consolidation.

The ADCF Lender is a limited liability company formed in accordance with the laws of the State of Delaware on July 28, 2022. The Fund is the managing and sole member of the ADCF Lender pursuant to a limited liability company operating agreement.

The Financing Subsidiary, a Delaware limited liability company, was formed on November 27, 2018. The Fund and the Financing Subsidiary, are party to a secured revolving credit facility with Citibank, N.A. The Fund is the managing and sole member of the Financing Subsidiary pursuant to a limited liability company operating agreement and the Fund will remain the sole member and will continue to wholly own and control the Financing Subsidiary. Assets pledged as collateral by the Financing Subsidiary under the secured revolving credit facility with Citibank, N.A. are disclosed in the Consolidated Schedule of Investments.

53	1.888.926.2688 | www.apollo.com

Apollo Diversified Credit Fund	Notes to Consolidated Financial Statements

June 30, 2025 (Unaudited)

The Cayman SPV, a Cayman Islands exempted company, was formed on September 18, 2018. The Fund is the managing and sole member of the Cayman SPV pursuant to a limited liability company operating agreement. The Cayman SPV has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, the Cayman SPV is a Controlled Foreign Corporation, which generates and is allocated no income that is considered effectively connected with U.S. trade of business and, as such, is not subject to U.S. income tax. However, as a wholly-owned Controlled Foreign Corporation, the Cayman SPV’s net income and capital gain, to the extent of its earnings and profits, will be included each year in the Fund’s investment company taxable income.

For purposes of the Fund’s investment restrictions, guidelines and limitations, the Fund will aggregate direct investments with investment exposure provided by its Subsidiaries.

Fund Valuation – The net asset value per share for the Fund is determined following the close of regular trading on the New York Stock Exchange (“NYSE”), generally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading. Each of the Fund’s share classes will be offered at net asset value plus the applicable sales load, if any. The Fund’s net asset value per share is calculated, on a class-specific basis, by dividing the value of the Fund’s total assets (the value of the securities the Fund holds plus cash or other assets, including interest accrued but not yet received), less accrued expenses and other liabilities of the Fund, by the total number of shares outstanding.

Security Valuation – The Fund’s Board of Trustees (the “Board” or “Trustees”) has adopted procedures pursuant to which the Fund will value its investments (the “Valuation Policy and Procedures”). In accordance with the Valuation Policy and Procedures, the Fund’s portfolio investments for which market quotations are readily available are valued at market value. Investments for which market quotations are not readily available or are deemed to be unreliable are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the 1940 Act. As permitted by Rule 2a-5 under the 1940 Act, the Board has designated the Adviser as the Fund’s valuation designee (“Valuation Designee”) to perform fair value determinations relating to all portfolio investments. The Adviser carries out its designated responsibilities as Valuation Designee through various teams pursuant to the Valuation Policy and Procedures which govern the Valuation Designee’s selection and application of methodologies and independent pricing services for determining and calculating the fair value of portfolio investments. The Valuation Designee will fair value portfolio investments utilizing inputs from various external and internal sources including, but not limited to, independent pricing services, dealer quotation reporting systems, independent third-party valuation firms and proprietary models and information. When determining the fair value of an investment, one or more fair value methodologies may be used. Fair value determinations will be based upon all available factors that the Valuation Designee deems relevant at the time of the determination. Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

Forward foreign currency exchange contracts and cross currency swaps are typically valued at their quoted daily prices obtained from an independent pricing service. The aggregate settlement values and notional amounts of the forward foreign currency exchange contracts and cross currency swaps will not be recorded in the Consolidated Statement of Assets and Liabilities. However, fluctuations in the value of the forward foreign currency exchange contracts will be recorded in the Consolidated Statement of Assets and Liabilities as an asset or liability and in the Consolidated Statement of Operations as unrealized appreciation or depreciation until terminated.

Fair Value Measurements – In accordance with ASC Topic 820 – Fair Value Measurement and Disclosures, a three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available. In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value, as follows:

Level 1 – Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 – Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability at the measurement date; and

Level 3 – Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

Semi-Annual Report | June 30, 2025 (Unaudited)	54

Apollo Diversified Credit Fund	Notes to Consolidated Financial Statements

June 30, 2025 (Unaudited)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

An investment level within the fair value hierarchy is based on the lowest level input, individually or in the aggregate, that is significant to fair value measurement. The valuation techniques used by the Fund to measure fair value during the six months ended June 30, 2025, maximized the use of observable inputs and minimized the use of unobservable inputs.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk or liquidity associated with investing in those securities. The following is a summary of the inputs used in valuing the Fund’s investments as of June 30, 2025:

Investments in Securities at Value	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Assets:
Bank Loans	$–	$435,963,735	$906,646,668	$1,342,610,403
Corporate Bonds	–	166,300,981	70,402,059	236,703,040
Asset-backed Securities	–	31,318,003	18,529,274	49,847,277
Short Term Investment	38,533,775	–	–	38,533,775
Commercial Real Estate Loans	–	26,709,689	–	26,709,689
Convertible Corporate Bonds	–	11,184,736	–	11,184,736
Common Stocks	3,046,070	–	–	3,046,070
Partnership Interest	–	–	113,874	113,874
Preferred Stocks	–	–	49,625	49,625
Unfunded Loan Commitments	-	289,642	3,122,448	3,412,090
Liabilities:
Unfunded Loan Commitments	-	-	(219,915)	(219,915)
Total	$41,579,845	$671,766,786	$998,644,033	$1,711,990,664
Other Financial Instruments*
Assets:
Cross Currency Swap Contract	$–	$15,445	$–	$15,445
Forward Foreign Currency Contracts	–	149,389	–	149,389
Interest Rate Option Contracts (at fair value)	–	1,023,778	–	1,023,778
Interest Rate Swap Contracts	–	8,855,301	–	8,855,301
Total Return Swap Contracts	–	114,236	–	114,236
Liabilities:
Forward Foreign Currency Contracts	–	(7,169,076)	–	(7,169,076)
Total	$–	$2,989,073	$–	$2,989,073

*	Other financial instruments are derivative instruments reflected in the Consolidated Schedule of Investments. The derivatives shown in this table are reported at their unrealized appreciation/ (depreciation) at measurement date, which represents the change in the contracts’ value.

55	1.888.926.2688 | www.apollo.com

Apollo Diversified Credit Fund	Notes to Consolidated Financial Statements

June 30, 2025 (Unaudited)

The changes of fair value of investments for which the Fund has used Level 3 inputs to determine the fair value are as follows:

	Bank Loans	Asset- Backed Securities(a)	Corporate Bonds	Partnership Interest	Preferred Stocks	Unfunded Loan Commitments	Total
Balance as of December 31, 2024	$744,940,187	$34,033,722	$67,385,543	$110,912	$49,250	$(517,063)	$846,002,551
Accrued discount/ premium	(14,985)	(435,030)	703,520	–	–	–	253,505
Return of Capital	–	–	–	–	–	–	–
Realized Gain/(Loss)	406,455	(450,000)	(99,380)	–	–	–	(142,926)
Change in Unrealized Appreciation/(Depreciation)	21,613,595	(69,418)	4,032,168	2,962	375	3,419,596	28,999,278
Purchases	250,938,645	6,600,000	30,486,335	–	–	–	288,134,230
Sales Proceeds	(108,980,453)	(21,210,000)	(13,440,000)	–	–	–	(143,679,703)
Transfer into Level 3(b)	–	–	–	–	–	–	–
Transfer out of Level 3(b)	(2,256,776)	–	(18,666,127)	–	–	–	(20,922,903)
Balance as of June 30, 2025	$906,646,668	$18,529,274	$70,402,059	$113,874	$49,625	$2,902,533	$998,644,033
Net change in unrealized appreciation/(depreciation) included in the Consolidated
Statement of Operations attributable to Level 3 investments held at June 30, 2025	$1,431,093	$(69,418)	$123,546	$2,962	$375	$3,419,596	$4,460,509

(a)	The asset-backed securities fair value balance as of December 31, 2024 has been updated to include the fair value balance of collateralized loan obligations.
(b)	Assets were transferred from Level 2 to Level 3 or from Level 3 to Level 2 as a result of changes in levels of liquid market observability when subject to various criteria as discussed above.

Semi-Annual Report | June 30, 2025 (Unaudited)	56

Apollo Diversified Credit Fund	Notes to Consolidated Financial Statements

June 30, 2025 (Unaudited)

Asset Class	Fair Value	Valuation Technique(s)	Unobservable Input(s)	Minimum	Maximum	Weighted Average
Bank Loans	$809,590,594	Discounted Cash Flow	Discount Rate	6.32%	20.94%	7.49%
Bank Loans	90,452,481	(a)	Transaction Approach	Recent Transaction(b)	$98.50	$100.00	$99.47
Bank Loans	6,506,561	Independent pricing service and/or Broker Quotes	Vendor and/or Broker Quotes(b)	$102.62	$102.62	$102.62
Bank Loans	97,031	Recovery Analysis	Recoverability %	0.00%	50.00%	50.00%
Asset-Backed Securities	18,529,274	Discounted Cash Flow	Discount Rate	7.85%	12.00%	8.96%
Corporate Bond	63,538,829	Discounted Cash Flow	Discount Rate	9.24%	15.58%	11.84%
Corporate Bond	6,863,230	(a)	Transaction Approach	Recent Transaction(b)	$100.00	$100.00	$100.00
Partnership Interest	101,068	(a)	Transaction Approach	Recent Transaction(b)	$1,010.68	$1,010.68	$1,010.68
Partnership Interest	12,806	Market Comparable Technique	Comparable Multiple	8.7	x	8.7	x	8.7	x
Preferred Stocks	49,625	Discounted Cash Flow	Discount Rate	11.88%	11.88%	11.88%
Unfunded Loan Commitments	2,019,973	Discounted Cash Flow	Discount Rate	7.35%	20.94%	7.84%
Unfunded Loan Commitments	882,560	(a)	Transaction Approach	Recent Transaction(b)	$98.50	$100.00	$98.98
Total	$998,644,033

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
Discount Rate	Decrease	Increase
Comparable Multiple	Increase	Decrease
Vendor and/or Broker Quote	Increase	Decrease
Recent Transaction	Increase	Decrease
Recoverability %	Increase	Decrease

(a)	The Fund utilized a recent transaction, specifically purchase price, to fair value this security.
(b)	The Fund did not develop the unobservable inputs for the determination of fair value (examples include broker quotations from pricing services and prior or recent transactions).

The Fund used valuation techniques consistent with the income approach and market approach to determine the fair value of certain Level 3 assets as of June 30, 2025. The valuation techniques utilized by the Fund included discounted cash flows analysis, recovery analysis, and the option model. The Fund uses market discount rates for debt securities to determine if the effective yield on a debt security is commensurate with the market yields for that type of debt security. If a debt security’s effective yield is significantly less than the market yield for a similar debt security with a similar credit profile, the resulting fair value of the debt security may be lower. For certain investments where fair value is derived based on a recovery analysis, the Fund uses underlying commodity prices from third party market pricing services to determine the fair value and/or recoverable amount, which represents the proceeds expected to be collected through asset sales or liquidation. Further, for certain investments, the Fund also considered the probability of future events which are not in management’s control. Significant increases or decreases in any of these inputs in isolation would result in a significantly lower or higher fair value measurement. The significant unobservable inputs used in the fair value measurement of the structured products include the discount rate applied in the valuation models in addition to default and recovery rates applied to projected cash flows in the valuation models. Specifically, when a discounted cash flow model is used to determine fair value, the significant input used in the valuation model is the discount rate applied to present value the projected cash flows. Increases in the discount rate can significantly lower the fair value of an investment; conversely decreases in the discount rate can significantly increase the fair value of an investment. The discount rate is determined based on the market rates an investor would expect for a similar investment with similar risks. For certain investments, the Fund used the market comparable technique. The significant unobservable input used in this technique is primarily earnings before interest, taxes, depreciation and amortization comparable multiples.

Generally, new investments not valued by an independent pricing service are held at purchase price initially until the investment has been held by the Fund for a full quarter. Absent a material change to the applicable investment, the Valuation Designee subsequently determines the application of a fair value methodology at the next valuation date.

The carrying and fair value of the Fund’s debt obligation as of June 30, 2025, for which the Fund has determined would be categorized as Level 2 in the fair value hierarchy, was $208,000,000.

57	1.888.926.2688 | www.apollo.com

Apollo Diversified Credit Fund	Notes to Consolidated Financial Statements

June 30, 2025 (Unaudited)

Securities Transactions, Revenue Recognition and Expenses – The Fund records its investment transactions on a trade date basis. The Fund measures realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, using the specified identification method. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis. Discount and premium to par value on investments acquired are accreted and amortized, respectively, into interest income over the life of the respective investment using the effective interest method. Loan origination fees, original issue discount and market discount or premium are capitalized and amortized against or accreted into interest income using the effective interest method or straight-line method, as applicable. For the Fund’s investments in revolving bank loans, the cost basis of the investment purchased is adjusted for the cash received for the discount on the total balance committed. The fair value is also adjusted for price appreciation or depreciation on the unfunded portion. Upon prepayment of a loan or debt security, any prepayment premium is recorded as interest income.

Dividend income on preferred equity investments is recorded on an accrual basis to the extent that such amounts are payable by the portfolio company and are expected to be collected. Dividend income on common equity investments is recorded on the record date for private portfolio companies and on the ex-dividend date for publicly traded portfolio companies. Distributions received from a limited liability company or limited partnership investments are evaluated to determine if the distribution should be recorded as dividend income or a return of capital.

Income from securitization vehicles and investments in the equity class securities of CLO vehicles (typically income notes or subordinated notes) is recorded daily using the effective interest method in accordance with the provisions of ASC 325-40, Beneficial Interests in Securitized Financial Assets, based upon a calculation of the effective yield to the expected redemption date based on an estimate of future cash flows, including those CLO equity investments that have not made their inaugural distribution for the relevant period end. The Fund monitors the expected residual payments, and the effective yield is determined and updated quarterly.

Certain investments may have contractual payment-in-kind (“PIK”) interest or dividends. PIK represents accrued interest or accumulated dividends that are added to the loan principal of the investment on the respective interest or dividend payment dates rather than being paid in cash and generally becomes due at maturity or upon being called by the issuer. PIK is recorded as interest or dividend income, as applicable. If at any point the Fund believes PIK is not expected to be realized, the investment generating PIK will be placed on non-accrual status. Accrued PIK interest or dividends are generally reversed through interest or dividend income, respectively, when an investment is placed on non-accrual status.

Expenses are recorded on an accrual basis.

Foreign Currency Translation – The books and records of the Fund are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the NYSE (normally, 4:00 p.m. Eastern Time).

Foreign Securities – The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Cash and Cash Equivalents – The Fund places its cash with one banking institution, which is insured by the Federal Deposit Insurance Corporation (“FDIC”). The FDIC limit is $250,000. At various times throughout the year, the amount on deposit may exceed the FDIC limit and subject the Fund to a credit risk. The Fund does not believe that such deposits are subject to any unusual risk associated with investment activities.

Loan Participation and Assignments – The Fund may invest in direct debt instruments, which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of the loans from third parties. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the agent that is selling the loan agreement. When the Fund purchases assignments from lenders they acquire direct rights against the borrower of the loan. The Fund may enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts may not be utilized by the borrower. The Fund will rely on an exemption in Rule 18f-4(e) when entering into unfunded commitment agreements, which includes any commitment to make a loan to a company, including term loans, delayed draw term loans, and revolvers, or to invest equity in a company. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Fund may receive a fee based on the undrawn portion of the underlying line of credit of a floating rate loan. In certain circumstances, the Fund may receive a penalty fee upon the prepayment of a floating rate loan by a borrower. For the six months ended June 30, 2025, no penalty fees were received by the Fund. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Consolidated Statement of Operations. As of June 30, 2025, the Fund had $152,604,843 at par value in unfunded loan commitments.

Semi-Annual Report | June 30, 2025 (Unaudited)	58

Apollo Diversified Credit Fund	Notes to Consolidated Financial Statements

June 30, 2025 (Unaudited)

Defaulted Securities – The Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. As of June 30, 2025, the aggregate value of those securities was $97,301 representing 0.01% of the Fund’s net assets. The Fund doesn’t accrue income on securities for which income has been deemed uncollectible. Additionally, the Fund provides for losses on interest receivable. Such securities have been identified on the accompanying Consolidated Schedule of Investments.

Distributions to Shareholders – The Fund intends to accrue dividends daily and to distribute as of the last business day of each quarter. Distributions of net capital gains are normally accrued and distributed in December of each year. Income and capital gains distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Indemnification – The Fund indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on industry experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any, to shareholders. Accordingly, no provision for federal income taxes is required in the consolidated financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” (more than a fifty percent chance) to be sustained assuming examination by tax authorities. Management has reviewed the tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken in the Fund’s 2025 returns.

3. DERIVATIVE TRANSACTIONS

The Fund’s investment objectives allow the Fund to enter into various types of derivative contracts such as forward foreign currency contracts. Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Consolidated Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward foreign currency exchange contracts are typically valued at their quoted daily prices obtained from an independent pricing service.

The Fund relies on certain exemptions in Rule 18f-4 to enter into derivatives transactions and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Sections 18 of the 1940 Act. Under Rule 18f-4, “derivatives transactions” include the following: (1) any swap, security-based swap, futures contract, forward contract, option (excluding purchased options), any combination of the foregoing, or any similar instrument, under which the Fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (2) any short sale borrowing; and (3) if the Fund relies on the exemption in Rule 18f-4(d)(1)(ii), reverse repurchase agreements and similar financing transactions. The Fund will rely on an exemption in Rule 18f-4(f) when purchasing when-issued or forward-settling securities (e.g., firm and standby commitments, including to-be-announced (“TBA”) commitments, and dollar rolls) and non-standard settlement cycle securities, if certain conditions are met.

The Fund intends to operate as a “limited derivatives user” for purposes of the derivatives transactions exemption in Rule 18f-4. To qualify as a limited derivatives user, the Fund’s “derivatives exposure” is limited to 10% of its net assets subject to exclusions for certain currency or interest rate hedging transactions (as calculated in accordance with Rule 18f-4). If the Fund ceases to qualify as a “limited derivatives user” as defined in Rule 18f-4, the rule would, among other things, require the Fund to establish a comprehensive derivatives risk management program, to comply with certain value-at-risk based leverage limits, to appoint a derivatives risk manager and to provide additional disclosure both publicly and to the SEC regarding its derivatives positions.

Foreign Currency Derivatives – The Fund engaged in currency transactions with counterparties during the six months ended June 30, 2025, to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value or to gain or reduce exposure to certain currencies. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. A cross currency swap is an agreement between two parties to exchange cash flows in certain currencies at future dates. The forward foreign currency contracts and cross currency swaps are marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract or cross currency swap is terminated, the Fund records a realized gain or loss equal to the difference between the value of the arrangement at the time it was opened and the value of the arrangement at the time it was extinguished.

59	1.888.926.2688 | www.apollo.com

Apollo Diversified Credit Fund	Notes to Consolidated Financial Statements

June 30, 2025 (Unaudited)

The Fund enters into total return swap contracts on a long and short basis. These contracts involve commitments to pay or receive interest in exchange for a market-linked return based on a notional amount of one or more underlying referenced securities. To the extent the total return of the underlying referenced security exceeds or falls short of the offsetting interest amount, the Fund will receive a payment from or make a payment to the counterparty.

The Fund enters into interest rate swap contracts to increase or decrease its exposure to changes in the level of interest rates. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest at specified intervals based on a notional amount of principal.

The Fund has pledged $1,236,432 as cash collateral in accordance with the terms of the cross currency swap agreement, interest rates swaptions and total return swaps.

Fair values of forward foreign currency contracts, total return swaps, interest rate swaps and cross currency swaps on the Consolidated Statement of Assets and Liabilities as of June 30, 2025, categorized by risk exposure:

Risk Exposure	Consolidated Statement of Assets and Liabilities Location	Fair Value
Interest Rate Risk (Interest Rate Options)	Interest rate options, at fair value	$1,023,778
Interest Rate Risk (Interest Rate Swaps)	Unrealized appreciation on interest rate swaps	8,855,301
Foreign Exchange Rate Risk (Forward Foreign Currency Contracts)	Unrealized appreciation on forward foreign currency contracts	149,389
Foreign Exchange Rate Risk (Cross Currency Swaps)	Unrealized appreciation on cross currency swaps	15,445
Market and Credit Risk (Total Return Swap Contracts)	Unrealized appreciation on total return swap contracts	114,236
Total		$10,158,149
Foreign Exchange Rate Risk (Forward Foreign Currency Contracts)	Unrealized depreciation on forward foreign currency contracts	$7,169,076
Total		$7,169,076

For the six months ended June 30, 2025, the average monthly notional value of forward foreign currency contracts, total return swaps, cross currency swaps, interest rate options and interest rate swaps were $260,508,592, $859,568, $157,103, $1,450,068, and $6,093,206 respectively.

Semi-Annual Report | June 30, 2025 (Unaudited)	60

Apollo Diversified Credit Fund	Notes to Consolidated Financial Statements

June 30, 2025 (Unaudited)

The effect of forward foreign currency contracts and cross currency swaps on the Consolidated Statement of Operations for the six months ended June 30, 2025, categorized by risk exposure:

Risk Exposure	Derivatives	Consolidated Statement of Operations Location	Realized Gain/ (Loss) on Derivatives
Interest Rate Risk	Interest Rate Swaps	Net realized gain/(loss) on interest rate swaps	$(1,202,189)
Foreign Exchange Rate Risk	Forward Foreign Currency Contracts	Net realized gain/(loss) on forward foreign currency contracts	(18,729,964)
Market and Credit Risk	Total Return Swap Contracts	Net realized gain/(loss) on total return swap contracts	(104,005)
Total			$(20,036,158)

			Change in Unrealized Appreciation/ (Depreciation) on Derivatives Recognized in
Risk Exposure	Derivatives	Consolidated Statement of Operations Location	Income
Interest Rate Risk	Interest Rate Options	Change in unrealized appreciation/(depreciation) on interest rate options	$(608,585)
Interest Rate Risk	Interest Rate Swaps	Change in unrealized appreciation/(depreciation) on interest rate swaps	9,483,999
Foreign Exchange Rate Risk	Forward Foreign Currency Contracts	Net Change in unrealized appreciation/ (depreciation) on forward foreign currency contracts	(9,554,901)
Foreign Exchange Rate Risk	Cross Currency Swaps	Net change in unrealized depreciation on cross currency swaps transactions	(649,180)
Market and Credit Risk	Total Return Swap Contracts	Change in unrealized appreciation/(depreciation) on total return swap contracts	(93,750)
			$(1,422,417)

The Fund has elected not to offset assets and liabilities that may be received or paid as part of collateral arrangements in the accompanying Consolidated Statement of Assets and Liabilities, even when an enforceable master netting arrangement or other agreement is in place that provides the Fund, in the event of counterparty default, the right to liquidate collateral and the right to offset a counterparty’s rights and obligations. Therefore, all qualifying transactions are presented on a gross basis in the Consolidated Statement of Assets and Liabilities.

The following tables present the offsetting of financial and derivative assets and liabilities as of June 30, 2025:

Risk Exposure	Gross Amounts Presented in the Accompanying Consolidated Statement of Assets and Liabilities	Gross Amounts Not Offset in the Accompanying Consolidated Statement of Assets and Liabilities Collateral Pledged and Received	Net Amount
Assets
Total Return Swaps, at fair value	$114,236	$(114,236)	$–
Cross Currency Swaps, at fair value	15,445	(15,445)	–
Interest Rate Swaps, at fair value	8,855,301	(8,855,301)	–
Interest Rate Options, at fair value	1,023,778	(1,023,778)	–
Liabilities
Total	$10,008,760	$(10,008,760)	$–

Amounts in the preceding table have been limited to the liability balance, and accordingly, do not include any excess collateral pledged.

The gross amounts of derivative assets and liabilities, presented in the accompanying Consolidated Statement of Assets and Liabilities in the amounts of $149,389 and $7,169,076, are not subject to an enforceable master netting agreement.

61	1.888.926.2688 | www.apollo.com

Apollo Diversified Credit Fund	Notes to Consolidated Financial Statements

June 30, 2025 (Unaudited)

4. GENERAL COMMITMENTS AND CONTINGENCIES

In the normal course of business, the Fund’s investment activities involve executions, settlement and financing of various transactions resulting in receivables from, and payables to, brokers, dealers and the Fund’s custodian. These activities may expose the Fund to risk in the event that such parties are unable to fulfill contractual obligations. Management does not anticipate any material losses from counterparties with whom it conducts business. Consistent with standard business practice, the Fund enters into contracts that contain a variety of indemnifications, and may be engaged from time to time in various legal actions. The maximum exposure of the Fund under these arrangements and activities is unknown. However, the Fund expects the risk of material loss to be remote.

Additionally, from time to time, the Adviser and its affiliates may commit to an investment on behalf of the funds it manages, including the Fund. Certain terms of these investments are not finalized at the time of the commitment and each respective fund’s allocation may change prior to the date of funding. In this regard, the Fund may have to fund additional commitments in the future that it is currently not obligated to but may be at a future point in time.

As of June 30, 2025, Fund had unfunded loan commitments outstanding, which could be extended at the option of the borrower, as detailed below:

Unfunded Security(a)	Total revolving and delayed draw loan commitments	Less: drawn commitments	Total undrawn commitments
A&V Holdings Midco, LLC, First Lien Incremental Delayed Draw Term Loan	$2,307,692	$–	$2,307,692
A&V Holdings Midco, LLC, First Lien Incremental Revolving Term Loan	1,153,846	–	1,153,846
Accel International Holdings, LLC, First Lien Revolving Term Loan	1,467,890	–	1,467,890
Acentra Holdings, LLC, First Lien Revolving Term Loan	1,000,000	280,000	720,000
Advarra Holdings, Inc., First Lien Delayed Draw Term Loan	832,140	–	832,140
Altern Marketing, LLC, First Lien Revolving Term Loan	1,134,454	907,563	226,891
AMCP Clean Acquisition Company, LLC, First Lien Delayed Draw Term Loan	1,994,550	1,084,550	910,000
Anaplan, Inc., First Lien Revolving Term Loan	582,452	–	582,452
Artifact Bidco, Inc., First Lien Delayed Draw Term Loan	1,551,724	–	1,551,724
Artifact Bidco, Inc., First Lien Revolving Term Loan	753,695	–	753,695
Artifact Bidco, Inc., First Lien Revolving Term Loan	354,680	–	354,680
AVSC Holding Corp., First Lien Revolving Term Loan	1,449,831	–	1,449,831
Azurite Intermediate Holdings, Inc., First Lien Revolving Term Loan	600,000	–	600,000
BGIF IV Fearless Utility Services, Inc., First Lien Delayed Draw Term Loan	2,358,491	–	2,358,491
BGIF IV Fearless Utility Services, Inc., First Lien Revolving Term Loan	1,132,075	–	1,132,075
CCI Buyer, Inc., First Lien Revolving Term Loan	441,379	–	441,379
Certinia Inc (FinancialForce.com), First Lien Revolving Term Loan	470,588	–	470,588
Channelside AcquisitionCo, Inc., First Lien Delayed Draw Term Loan	62,667	–	62,667
Channelside AcquisitionCo, Inc., First Lien Delayed Draw Term Loan	845,238	–	845,238
Channelside AcquisitionCo, Inc., First Lien Revolving Term Loan	333,333	–	333,333
CircusTrix Holdings LLC, First Lien Delayed Draw Term Loan	552,569	–	552,569
CircusTrix Holdings LLC, First Lien Revolving Term Loan	268,817	–	268,817
Coding Solutions Acquisition Inc., First Lien Delayed Draw Term Loan	467,557	–	467,557
Coding Solutions Acquisition Inc., First Lien Delayed Draw Term Loan	566,038	–	566,038
Coding Solutions Acquisition Inc., First Lien Revolving Term Loan	381,679	–	381,679
Coretrust Purchasing Group LLC (HPG Enterprises LLC), First Lien Delayed Draw Term Loan	526,316	–	526,316
Coretrust Purchasing Group LLC (HPG Enterprises LLC), First Lien Delayed Draw Term Loan	789,474	–	789,474
Coretrust Purchasing Group LLC (HPG Enterprises LLC), First Lien Revolving Term Loan	789,474	–	789,474
Coupa Software Inc., First Lien Delayed Draw Term Loan	539,886	–	539,886
Coupa Software Inc., First Lien Revolving Term Loan	413,386	–	413,386
Creek Parent, Inc., First Lien Revolving Term Loan	1,257,143	–	1,257,143
Crete PA Holdco, LLC, First Lien Delayed Draw Term Loan	2,325,581	232,558	2,093,023
Crete PA Holdco, LLC, First Lien Revolving Term Loan	348,837	–	348,837
Crewline Buyer, Inc., First Lien Revolving Term Loan	471,698	–	471,698
Crunch Fitness Merger Sub, LLC, First Lien Revolving Term Loan	1,176,471	–	1,176,471
CSC Holdings, LLC, First Lien Revolving Term Loan	3,195,378	849,885	2,345,493

Semi-Annual Report | June 30, 2025 (Unaudited)	62

Apollo Diversified Credit Fund	Notes to Consolidated Financial Statements

June 30, 2025 (Unaudited)

Unfunded Security(a)	Total revolving and delayed draw loan commitments	Less: drawn commitments	Total undrawn commitments
Databricks, Inc., First Lien Delayed Draw Term Loan	$1,631,004	$–	$1,631,004
EHC Holdings Holdco Limited, First Lien Delayed Draw Term Loan	4,117,938	411,794	3,706,144
Electricite de France S.A., First Lien Delayed Draw Term Loan	6,863,230	–	6,863,230
Electricite de France S.A., First Lien Delayed Draw Term Loan	6,863,230	–	6,863,230
Elk Bidco, Inc., First Lien Delayed Draw Term Loan	1,044,776	–	1,044,776
Elk Bidco, Inc., First Lien Revolving Term Loan	940,299	–	940,299
Esdec Solar Group B.V. (Enstall Group B.V.), First Lien Incremental Delayed Draw Term Loan	153,134	–	153,134
Everbridge Holdings, LLC, First Lien Delayed Draw Term Loan	1,478,578	577,837	900,741
Everbridge Holdings, LLC, First Lien Revolving Term Loan	592,593	–	592,593
Evergreen IX Borrower 2023, LLC, First Lien Revolving Term Loan	1,093,168	–	1,093,168
Evoriel, First Lien Delayed Draw Term Loan	1,729,071	941,383	787,688
ExactCare Parent, Inc., First Lien Revolving Term Loan	491,803	–	491,803
Excelligence Learning Corporation, First Lien Revolving Term Loan	1,780,822	623,288	1,157,534
Financiere Astek, First Lien Delayed Draw Term Loan	2,282,874	2,252,247	30,627
Galway Borrower LLC, First Lien Delayed Draw Term Loan	374,029	60,676	313,353
Galway Borrower LLC, First Lien Revolving Term Loan	332,924	104,434	228,490
GC Waves Holdings, Inc., First Lien Delayed Draw Term Loan	3,355,015	1,868,293	1,486,722
GC Waves Holdings, Inc., First Lien Revolving Term Loan	268,968	–	268,968
Geotechnical Merger Sub, Inc., First Lien Delayed Draw Term Loan	1,963,190	844,172	1,119,018
Geotechnical Merger Sub, Inc., First Lien Revolving Term Loan	736,196	245,399	490,798
Goldeneye Parent, LLC, First Lien Revolving Term Loan	948,567	–	948,567
Hanger, Inc., First Lien Delayed Draw Term Loan	570,128	85,337	484,791
Heritage Environmental Services, Inc., First Lien Delayed Draw Term Loan	655,738	–	655,738
Heritage Environmental Services, Inc., First Lien Revolving Term Loan	604,396	–	604,396
Heritage Environmental Services, Inc., First Lien Revolving Term Loan	109,290	–	109,290
Higginbotham Insurance Agency, Inc., First Lien Delayed Draw Term Loan	1,992,474	1,015,632	976,842
Hyperion Refinance Sarl, First Lien Delayed Draw Term Loan	15,000,000	6,900,000	8,100,000
Ideal Components Acquisition, LLC, First Lien Delayed Draw Term Loan	1,374,046	–	1,374,046
Ideal Components Acquisition, LLC, First Lien Revolving Term Loan	1,145,038	–	1,145,038
International Schools Partnership Limited, First Lien Delayed Draw Term Loan	9,423,627	2,223,976	7,199,651
Investment Company 24 Bidco Limited, First Lien Delayed Draw Term Loan	3,533,860	513,387	3,020,473
Investment Company 24 Bidco Limited, First Lien Delayed Draw Term Loan	3,533,860	–	3,533,860
Jensen Hughes, Inc, First Lien Delayed Draw Term Loan	1,351,351	–	1,351,351
Jensen Hughes, Inc, First Lien Delayed Draw Term Loan	315,315	–	315,315
Jensen Hughes, Inc, First Lien Revolving Term Loan	540,541	–	540,541
K Hovnanian Enterprises Inc., First Lien Revolving Term Loan	2,000,000	–	2,000,000
Kaman Corp, First Lien Delayed Draw Term Loan	560,345	–	560,345
Legends Hospitality Holding Company, LLC, First Lien Delayed Draw Term Loan	300,000	–	300,000
Legends Hospitality Holding Company, LLC, First Lien Revolving Term Loan	600,000	240,000	360,000
Madonna Bidco Limited, First Lien Delayed Draw Term Loan	1,525,162	77,783	1,447,379
MetaTiedot Midco S.à r.l., First Lien Delayed Draw Term Loan	1,310,244	33,596	1,276,648
MetaTiedot Midco S.à r.l., First Lien Revolving Term Loan	839,900	–	839,900
OMH-Healthedge Holdings, Inc., First Lien Revolving Term Loan	1,775,417	–	1,775,417
Paisley Bidco Limited, First Lien Delayed Draw Term Loan	4,117,938	–	4,117,938
Parfums Holding Company, Inc., First Lien Revolving Term Loan	525,547	–	525,547
Poly-Wood, LLC, First Lien Delayed Draw Term Loan	681,818	–	681,818
Poly-Wood, LLC, First Lien Revolving Term Loan	681,818	–	681,818
QBS Parent, Inc., First Lien Delayed Draw Term Loan	1,704,982	–	1,704,982
QBS Parent, Inc., First Lien Revolving Term Loan	1,122,215	–	1,122,215
Ruler Bidco S.A R.L., First Lien Incremental Delayed Draw Term Loan	2,355,907	1,346,232	1,009,674
Runway Bidco, LLC, First Lien Delayed Draw Term Loan	2,714,942	–	2,714,942
Runway Bidco, LLC, First Lien Revolving Term Loan	1,357,462	–	1,357,462
SG Acquisition, Inc., First Lien Revolving Term Loan	648,524	–	648,524
Sigma Irish Acquico Limited, First Lien Delayed Draw Term Loan	1,058,431	–	1,058,431
Spruce Bidco II Inc., First Lien Revolving Term Loan	763,761	–	763,761
Student Transportation of America Holdings Inc., First Lien Delayed Draw Term Loan	226,667	–	226,667

63	1.888.926.2688 | www.apollo.com

Apollo Diversified Credit Fund	Notes to Consolidated Financial Statements

June 30, 2025 (Unaudited)

Unfunded Security(a)	Total revolving and delayed draw loan commitments	Less: drawn commitments	Total undrawn commitments
Thg Acquisition, LLC, First Lien Delayed Draw Term Loan	$1,336,409	$42,662	$1,293,747
Thg Acquisition, LLC, First Lien Revolving Term Loan	668,258	49,642	618,616
Truck-Lite Co., LLC, First Lien Delayed Draw Term Loan	2,571,524	–	2,571,524
Truck-Lite Co., LLC, First Lien Delayed Draw Term Loan	700,339	–	700,339
Truck-Lite Co., LLC, First Lien Delayed Draw Term Loan	5,185,908	–	5,185,908
Truck-Lite Co., LLC, First Lien Revolving Term Loan	1,945,387	–	1,945,387
Tulip Bidco Limited, First Lien Delayed Draw Term Loan	13,726,459	518,600	13,207,859
Vensure Employer Services, Inc., First Lien Delayed Draw Term Loan	729,238	–	729,238
Victors Purchaser, LLC, First Lien Delayed Draw Term Loan	1,730,785	374,355	1,356,430
Victors Purchaser, LLC, First Lien Revolving Term Loan	990,100	–	990,100
Violin Finco Guernsey Limited, First Lien Delayed Draw Term Loan	601,577	–	601,577
WC ORS Buyer, Inc., First Lien Revolving Term Loan	1,061,146	–	1,061,146
WC ORS Buyer, Inc., First Lien Revolving Term Loan	454,777	394,140	60,637
WH BorrowerCo, LLC, First Lien Delayed Draw Term Loan	1,629,073	501,253	1,127,820
WH BorrowerCo, LLC, First Lien Revolving Term Loan	501,253	116,541	384,712
Zendesk, Inc., First Lien Delayed Draw Term Loan	3,692,753	1,156,821	2,535,932
Zendesk, Inc., First Lien Revolving Term Loan	1,521,739	–	1,521,739
Zeus Company LLC, First Lien Delayed Draw Term Loan	701,140	350,263	350,877
Zeus Company LLC, First Lien Revolving Term Loan	526,316	–	526,316
Total	$181,233,364	$27,224,302	$154,009,062

(a)	The Fund may commit to an investment that has yet to fund because the applicable deal has not closed. Additionally, the Adviser or its affiliates may commit to an investment that it intends to allocate to the Fund for which certain terms are not yet finalized at the time of the commitment and as such the Fund’s allocation may change prior to the date of funding. In this regard, the Fund may have to fund additional commitments in the future that it is currently not obligated to fund. Such investments are not included in the unfunded loan commitments outstanding table above.

Unfunded loan commitments are marked to market on the relevant day of the valuation in accordance with the Fund’s valuation policies. For the six months ended June 30, 2025, the Fund recorded a net increase in unrealized appreciation on unfunded loan commitments totaling $3,192,175.

5. ADVISORY FEES, ADMINISTRATION FEES AND OTHER AGREEMENTS WITH AFFILIATES

Investment Advisory

Pursuant to the Investment Advisory Agreement with the Fund (“Advisory Agreement”), the Adviser is entitled to an investment advisory fee of 1.50%, of the average daily net assets of the Fund, computed daily and payable monthly. Sub-advisory services are provided to the Fund pursuant to an agreement among the Fund, Adviser and Sub-Adviser (“Sub-Advisory Agreement”). The Adviser has agreed to pay the Sub-Adviser as compensation under the Sub-Advisory Agreement a quarterly fee computed at the annual rate of the daily net assets as set forth below. The Sub-Adviser is compensated by the Adviser out of advisory fees paid by the Fund to the Adviser; the Fund does not compensate the Sub-Adviser.

Annual Sub-Advisory Fee Rate as a Percentage of Average Daily Net Assets
$0 to $250M	0.40%
$250M to $500M	0.30%
$500M to $1B	0.25%
Over $1B	0.20%

The Adviser and the Fund have entered into an expense limitation and reimbursement agreement with respect to Class F shares (the “Class F Expense Limitation Agreement”) and a separate agreement with respect to all other classes of shares (the “Multi-Class Expense Limitation Agreement” and together with the Class F Expense Limitation Agreement, the “Expense Limitation Agreements”). Pursuant to the Class F Expense Limitation Agreement, the Adviser has contractually agreed to waive its fees and/or to reimburse the Fund for expenses the Fund incurs to the extent necessary to maintain the Fund’s total annual operating expenses after fee waivers and/or reimbursements (including taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, such as litigation or reorganization costs and organizational costs and offering costs) to the extent that they exceed, per annum, 1.50% of the Fund’s average daily net assets attributable to Class F shares (along with the respective expense limitations for each of the Fund’s other classes of shares, an “Expense Limitation”). Pursuant to the Multi-Class Expense Limitation Agreement, the Adviser has contractually agreed to waive its fees and/or reimburse the Fund for expenses the Fund incurs, but only to the extent necessary to maintain the Fund’s total annual operating expenses after fee waivers and/or reimbursement (exclusive of any taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, such as litigation or reorganization costs, but inclusive of organizational costs and offering costs) to the extent that such expenses exceed, per annum, 2.25% of Class A average daily net assets, 3.00% of Class C average daily net assets, 2.00% of Class I average daily net assets, 2.50% of Class L average daily net assets and 2.75% of Class M average daily net assets. In consideration of the Adviser’s agreement to limit the Fund’s expenses, the Fund has agreed to repay the Adviser (or any successor thereto) in the amount of any fees waived and reimbursed, subject to the limitations that: (1) the reimbursement for fees and expenses will be made only if payable not more than three years from the date on which they were incurred; and (2) the reimbursement may not be made if it would cause the lesser of the Expense Limitation applicable to such Class in place at the time of waiver or at the time of reimbursement to be exceeded. In addition, pursuant to the Multi-Class Expense Limitation Agreement, any such repayment must be approved by the Board. The Adviser has approved the continuance of the Multi-Class Expense Limitation Agreement at least through April 30, 2026, unless and until the Board approves its modification or termination upon written notice to the Adviser. The Multi-Class Expense Limitation Agreement may be renewed for consecutive twelve-month periods provided that the Adviser specifically approves such continuance at least annually. The Class F Expense Limitation Agreement shall continue in effect so long as Class F shares are outstanding. The Expense Limitation Agreements may be terminated only by the Board on written notice to the Adviser and will automatically terminate at such time as the Advisory Agreement between the Fund and the Adviser is terminated.

Semi-Annual Report | June 30, 2025 (Unaudited)	64

Apollo Diversified Credit Fund	Notes to Consolidated Financial Statements

June 30, 2025 (Unaudited)

During the six months ended June 30, 2025, fees waived and reimbursed expenses to the Fund by the Adviser totaled $550,519. The balance of recoupable expenses for the fund was as follows:

Expires December 31, 2025	Expires December 31, 2026	Expires December 31, 2027	Expires June 30, 2028
$665,649	$2,139,824	$1,529,469	$462,395

During the six months ended June 30, 2025, previously recoupable expenses totaling $123,684 expired.

Fund Administration and Accounting Fees and Expenses

ALPS Fund Services, Inc. serves as the Fund’s administrator and accounting agent (the “Administrator”) and receives customary fees from the Fund for such services. The Administrator is also reimbursed by the Fund for certain out of pocket expenses. In addition, the Fund and the Sub-Adviser have also entered into an administration agreement, pursuant to which the Sub-Adviser will be entitled to reimbursement by the Fund of the Sub-Adviser’s cost of providing the Fund with certain non-advisory services. If the Sub-Adviser engages any persons (including sub-administrators) or any of its affiliates, including persons who are officers of the Fund, to provide accounting, legal, clerical, compliance, technology or administrative and similar oversight services to the Fund at the request of the Fund, the Fund will reimburse the Sub-Adviser for its costs in providing such services to the Fund (which costs may include an allocation of overhead including rent and the allocable portion of the salaries and benefits of the relevant persons and their respective staffs, including travel expenses), using a methodology for determining costs approved by the Board. The Fund may reimburse the allocable portion of the compensation paid by Apollo to the Fund’s officers and their respective staffs.

Transfer Agency Fees and Expenses

SS&C GIDS, Inc. (formerly known as DST Systems, Inc.) serves as transfer, distribution paying and shareholder servicing agent for the Fund and receives customary fees from the Fund for such services.

Custody Fees and Expenses

The Bank of New York Mellon Trust Company, National Association serves as the Fund’s custodian and receives customary fees from the Fund for such services.

Distribution and Shareholder Servicing Fees and Expenses

The Fund has entered into a Distribution Agreement with ALPS Distributors, Inc. (the “Distributor”) to provide distribution services to the Fund. The Distributor serves as principal underwriter of shares of the Fund. Under the Distribution Agreement, the Class C shares, Class L shares and Class M shares will pay to the Distributor a Distribution Fee that will accrue at an annual rate equal to 0.75%, 0.25% and 0.75% of the Fund’s average daily net assets attributable to Class C shares, Class L shares and Class M shares, respectively, payable on a monthly basis. For the six months ended June 30, 2025, Class C shares and Class L shares incurred distribution fees of $355,135 and $23,856, respectively. For the six months ended June 30, 2025, Class M shares did not incur distribution fees. Class A, Class I and Class F shares are not currently subject to a Distribution Fee. Under the Shareholder Services Plan, the Class A, Class C and Class L shares may pay up to 0.25% per year of their average daily net assets for such services. For the six months ended June 30, 2025, Class A, Class C and Class L shares incurred shareholder servicing fees of $86,415, $118,378, and $23,856, respectively. Class F shares, Class I shares and Class M shares are not currently subject to a shareholder services fee.

The Distributor has entered into a wholesale marketing agreement with Griffin Capital Securities, LLC (“GCS”), a registered broker-dealer and an affiliate of the Adviser and Sub-Adviser. Pursuant to the terms of the wholesale marketing agreement, GCS will seek to market and otherwise promote the Fund through various wholesale distribution channels, including regional and independent retail broker-dealers, registered investment advisers, and wirehouses.

65	1.888.926.2688 | www.apollo.com

Apollo Diversified Credit Fund	Notes to Consolidated Financial Statements

June 30, 2025 (Unaudited)

Officer and Trustee Compensation

During the reporting period, each independent trustee received an annual retainer of $65,000, paid quarterly, as well as reimbursement for any reasonable expenses incurred attending the meetings and $500 per Independent Trustee per each special telephonic meeting (exclusive of one special telephonic meeting per year). The Chair of the Audit Committee receives an additional $15,750 annually. Certain trustees and officers of the Fund are also officers of the Adviser and, are not paid by the Fund for serving in such capacities. The Fund may reimburse the allocable portion of the compensation paid by Apollo (or its affiliates) to the Fund’s officers.

Fees from Affiliates

From time-to-time various affiliates of the Adviser (collectively, “Affiliates”) are involved in transactions whereby certain fees, including but not limited to, structuring, underwriting, arrangement, placement, or similar services (collectively, “Capital Solution services”) are earned and in certain circumstances are rebated back to the Fund in whole or in part. For the six months ended June 30, 2025, the Fund received fee rebates for Capital Solution services from certain Affiliates in the amount of $152,817.

6. PURCHASES AND SALES OF INVESTMENT SECURITIES

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the six months ended June 30, 2025, were as follows:

Purchases of Securities	Proceeds from Sales of Securities
$1,108,575,721	$622,347,164

The Fund is permitted to purchase and sell securities classified as Level 1 under ASC 820 (“Cross-Trade”) from and to other Apollo entities pursuant to procedures approved by the Board in compliance with Rule 17a-7 under the 1940 Act. For the six months ended June 30, 2025, there were no Cross-Trade activities.

7. TAX BASIS INFORMATION

Distributions are determined in accordance with federal income tax regulations, which differ from GAAP, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are finalized at fiscal year-end.

The tax character of distributions paid for the fiscal year ended December 31, 2024, was as follows:

Year	Ordinary Income	Long-Term Capital Gain	Return of Capital
2024	$85,815,100	$–	$–

As of June 30, 2025, net unrealized appreciation/(depreciation) of investments based on the federal tax cost was as follows:

Gross Appreciation (excess	Gross Depreciation (excess	Net Unrealized Appreciation/	Cost of Investments for Income
of value over tax cost)	of tax cost over value)	(Depreciation)	Tax Purposes
$42,234,444	$(17,436,230)	$24,798,214	$1,799,078,930

The difference between book basis and tax basis unrealized appreciation/(depreciation) is primarily due to premium amortization, defaulted income, wash sales, mark-to-market adjustments and forward contracts.

8. CREDIT FACILITY

SPV Financing Facility

The Fund and the Fund’s consolidated subsidiary, CRDTX SPV I, LLC, are party to a secured revolving credit facility with Citibank, N.A. (“Citi Credit Facility”) subject to the limitations of the 1940 Act for borrowings. Amounts available to borrow under the Citi Credit Facility are subject to a borrowing base that applies different advance rates to different types of assets held by the Financing Subsidiary. Assets securing the Citi Credit Facility held by the Financing Subsidiary are subject to initial and ongoing eligibility criteria including restrictions on asset types and domicile, credit rating minimums, payment frequency and rate requirements, and collateral and maturity terms, among other criteria. The Fund and the Financing Subsidiary are also required to comply with various covenants, reporting requirements and other customary requirements. As of June 30, 2025, the Fund and the Financing Subsidiary were in compliance in all material respects with the terms of the Citi Credit Facility.

Semi-Annual Report | June 30, 2025 (Unaudited)	66

Apollo Diversified Credit Fund	Notes to Consolidated Financial Statements

June 30, 2025 (Unaudited)

For the period January 1, 2024, to March 24, 2024, the Citi Credit Facility bore interest at SOFR plus spread ranging from 2.00% to 4.00% based on the applicable weighted average discount margin and was subject to an unused commitment fee ranging from 0% to 1.60% per annum. On March 25, 2024, the Citi Credit Facility was amended and extended. For the period March 25, 2024, to February 23, 2025, the Citi Credit Facility bore interest at SOFR plus spread ranging from 2.35% to 2.90% based on the applicable weighted average discount margin and was subject to an unused commitment fee ranging from 0% to 1.60% per annum. On February 24, 2025, the Citi Credit Facility was amended and extended. For the period February 24, 2025, to June 30, 2025, the Citi Credit Facility bore interest at SOFR plus spread ranging from 1.60% to 2.20% based on the applicable weighted average discount margin and was subject to an unused commitment fee ranging from 0% to 1.60% per annum. As of June 30, 2025, there was $158 million outstanding under the Citi Credit Facility.

For the six months ended June 30, 2025, the components of interest and unused commitment fees expense, average stated interest rates (i.e., rate in effect plus the spread) and average outstanding balance for the Citi Credit Facility were as follows:

For the Six Months Ended June 30, 2025
Credit facility interest expense	$5,850,134
Credit facility unfunded commitment fee	362,083
Credit facility fees	41,729
Amortization of debt issuance costs	398,413
Total credit facility expense	$6,652,359
Average stated interest rate %	6.50%
Average outstanding balance	146,977,901

Committed Facility

On December 17, 2024, the Fund entered into a committed facility arrangement (the “BNP Credit Facility”) with BNP Paribas Prime Brokerage International, Ltd. (together with its affiliates “BNP”). The BNP Credit Facility provides for borrowings in U.S. dollars and certain agreed upon foreign currencies. The Fund may borrow on a committed basis up to an aggregate principal amount equal to the average outstanding balance over the past twenty business days.

The Fund may terminate the BNP Credit Facility immediately without further fee obligations upon BNP becoming bankrupt, insolvent or subject to any certain specified events under the BNP Credit Facility agreements. Absent a default or facility termination event (or the ratings decline described in the following sentence), BNP is required to provide the Fund with 179 days’ written notice prior to terminating or materially amending the BNP Credit Facility. The BNP Credit Facility shall also terminate immediately upon BNP long-term credit rating declining to a level three or more notches below its highest rating by any of Standard & Poor’s Ratings Services, Moody’s Investor Service, Inc. or Fitch Ratings, Ltd during the term of the BNP Facility.

The BNP Credit Facility will bear interest at applicable Overnight Bank Funding Rate (or the relevant reference rate for any foreign currency borrowings) plus 0.95% per annum (or the relevant spread for any foreign currency borrowings). Interest is payable in arrears on the first business day of the month following the month in which the interest accrued. As of June 30, 2025, there was $50 million outstanding and $24 million available under the BNP Credit Facility.

In connection with the use of the BNP Credit Facility, the Fund permits the lender, subject to certain conditions, to rehypothecate (i.e., lend to other counterparties) portfolio securities pledged by the Fund up to the amount of the outstanding loan balance. The BNP Credit Facility provides that the Fund has the right to continue to receive dividends and interest on rehypothecated securities and to recall any rehypothecated securities from BNP on demand and without condition. If BNP fails to deliver a recalled security in a timely manner, the BNP Credit Facility requires BNP to compensate the Fund for any fees or losses related to the failed delivery or, in the event BNP is unable to return a recalled security, the Fund, upon notice to BNP, may reduce the outstanding loan balance by the fair market value of the recalled security not returned. As of June 30, 2025, BNP rehypothecated $48.1 million in securities pledged by the Fund as collateral pursuant to the BNP Credit Facility, and during the six months ended June 30, 2025, the Fund received cash compensation under the BNP Credit Facility of $8,250.

Under the BNP Credit Facility, the Fund has made certain representations and warranties and is required to comply with various covenants, reporting requirements and other requirements customary for facilities of this type. As of June 30, 2025, the Fund was in compliance in all material respects with the terms of the BNP Credit Facility. The value of securities required to be pledged by the Fund is determined in accordance with the margin requirements described in the BNP Credit Facility agreements. The BNP Credit Facility agreements contain events of default and termination events customary for similar financing transactions. The Fund’s obligations under the BNP Credit Facility are secured by a first priority security interest in the Fund’s assets held at certain specified custody accounts.

67	1.888.926.2688 | www.apollo.com

Apollo Diversified Credit Fund	Notes to Consolidated Financial Statements

June 30, 2025 (Unaudited)

9. REPURCHASE OFFERS

As a continuously offered, closed-end interval fund, the Fund has adopted a fundamental policy in which it offers to repurchase at NAV no less than 5% of the outstanding shares of the Fund once each quarter. It is possible that a repurchase offer may be oversubscribed and as such there is no guarantee that shareholders will be able to sell all of the shares they desire to sell in a quarterly repurchase offer, although each shareholder will have the right to require the Fund to purchase at least 5% of such shareholder’s shares in each quarterly repurchase. Liquidity will be provided to shareholders only through the Fund’s quarterly repurchase offers. Shareholders will receive written notice of each quarterly repurchase offer (“Repurchase Offer Notice”) that includes the date the repurchase offer period ends (“Repurchase Request Deadline”) and the date the repurchase price will be determined (“Repurchase Pricing Date”). Shares will be repurchased at the NAV per share determined on the Repurchase Pricing Date.

During the six months ended June 30, 2025, the Fund completed two quarterly repurchase offers. The Fund offered to repurchase up to 5% of its outstanding shares with the offers dated December 26, 2024 and March 27, 2025. The shareholder repurchase requests received by the Fund in good order by the February 4, 2025 and May 6, 2025 were honored in their full amounts. The result of the aforementioned repurchase offers were as follows:

	Repurchase Offer #1	Repurchase Offer #2
Commencement Date	December 26, 2024	March 27, 2025
Repurchase Request Deadline	February 4, 2025	May 6, 2025
Repurchase Pricing Date	February 4, 2025	May 6, 2025
Dollars Repurchased	$34,209,282	$51,280,452
Shares Repurchased	1,542,352	2,301,527
% of Outstanding Shares Offered to be Repurchased	5%	5%
% of Outstanding Shares Repurchased	2.8%	3.8%

In addition to making quarterly repurchase offers, the Fund offers limited rights to a shareholder’s descendants to redeem shares in the event of such shareholder’s death pursuant to certain conditions and restrictions. If a shareholder would like to submit a repurchase request due to shareholder death, they can call the Fund at 1-888-926-2688 or contact the financial intermediary, financial adviser or broker/dealer through which the shares are owned. Requests due to death are intended for natural persons and will require additional supporting documents.

10. PRINCIPAL RISK FACTORS

In the normal course of business, the Fund invests in financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. The following list is not intended to be a comprehensive listing of all of the potential risks associated with the Fund. For a more comprehensive list of potential risks the Fund may be subject to, please refer to the Fund’s Prospectus and Statement of Additional Information (“SAI”).

Risks Related to an Investment in the Fund.

Investment and Market Risk. An investment in the Fund’s common shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the Fund’s common shares represents an indirect investment in the Fund’s portfolio of debt instruments, other securities, and derivative investments, and the value of these investments may fluctuate, sometimes rapidly and unpredictably. At any point in time an investment in the Fund’s common shares may be worth less than the original amount invested, even after taking into account distributions paid by the Fund and the ability of shareholders to reinvest dividends. The Fund may also use leverage, which would magnify the Fund’s investment, market and certain other risks.

All investments involve risks, including the risk that the entire amount invested may be lost. No guarantee or representation is made that the Fund’s investment objectives will be achieved. The Fund may utilize investment techniques, such as leverage and swaps, which can in certain circumstances increase the adverse impact to which the Fund’s investment portfolio may be subject.

Semi-Annual Report | June 30, 2025 (Unaudited)	68

Apollo Diversified Credit Fund	Notes to Consolidated Financial Statements

June 30, 2025 (Unaudited)

Repurchase Offers Risks. The Fund is an interval fund and, in order to provide liquidity to shareholders, the Fund, subject to applicable law, will conduct repurchase offers of the Fund’s outstanding common shares at NAV, subject to approval of the Board. The Fund believes that these repurchase offers are generally beneficial to the Fund’s shareholders, and repurchases generally will be funded from available cash, cash from the sale of common shares or sales of portfolio securities. However, repurchase offers and the need to fund repurchase obligations may affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund’s investment performance.

General Market Conditions Risk. Various sectors of the global financial markets have been experiencing an extended period of adverse conditions. Market uncertainty has increased dramatically, particularly in the United States and Europe, and adverse market conditions have expanded to other markets. These conditions have resulted in disruption of the global credit markets, periods of reduced liquidity, greater volatility, general volatility of credit spreads, an acute contraction in the availability of credit and a lack of price transparency. These volatile and often difficult global credit market conditions have episodically adversely affected the market values of equity, fixed-income and other securities and this volatility may continue and conditions could even deteriorate further. Some of the largest banks and companies across many sectors of the economy in the United States and Europe have declared bankruptcy, entered into insolvency, administration or similar proceedings, been nationalized by government authorities, and/ or agreed to merge with or be acquired by other banks or companies that had been considered their peers. The long-term impact of these events is uncertain, but could continue to have a material effect on general economic conditions, consumer and business confidence and market liquidity.

Anti-Takeover Provisions. The Fund’s declaration of trust (“Declaration of Trust”) includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status.

Market Disruptions. The Fund may incur major losses in the event of market disruptions and other extraordinary events in which historical pricing relationships (on which the Sub-Adviser bases a number of its trading positions) become materially distorted. The risk of loss from pricing distortions is compounded by the fact that in disrupted markets many positions become illiquid, making it difficult or impossible to close out positions against which the markets are moving. Market disruptions caused by unexpected political, military and terrorist events may from time to time cause dramatic losses for the Fund and such events can result in otherwise historically low-risk strategies performing with unprecedented volatility and risk.

Highly Volatile Markets. The prices of financial instruments in which the Fund may invest can be highly volatile. The prices of instruments in which the Fund may invest are influenced by numerous factors, including interest rates, currency rates, default rates, governmental policies and political and economic events (both domestic and global). Moreover, political or economic crises, or other events may occur that can be highly disruptive to the markets in which the Fund may invest. In addition, governments from time to time intervene (directly and by regulation), which intervention may adversely affect the performance of the Fund and its investment activities. The Fund is also subject to the risk of a temporary or permanent failure of the exchanges and other markets on which its investments may trade. Sustained market turmoil and periods of heightened market volatility make it more difficult to produce positive trading results, and there can be no assurance that the Fund’s strategies will be successful in such markets.

Credit Facilities. In the event the Fund defaults under a credit facility or other borrowings, the Fund’s business could be adversely affected as it may be forced to sell a portion of its investments quickly and prematurely at what may be disadvantageous prices to the Fund in order to meet its outstanding payment obligations and/or support working capital requirements under such borrowing facility, any of which would have a material adverse effect on the business of the Fund, financial condition, results of operations and cash flows. In addition, following any such default, the agent for the lenders under such borrowing facility could assume control of the disposition of any or all of the Fund’s assets, including the selection of such assets to be disposed and the timing of such disposition, which would have a material adverse effect on the business of the Fund, financial condition, results of operations and cash flows.

Rehypothecated Securities Risk. In connection with the use of the BNP Credit Facility for leverage, the Fund permits the lender, subject to certain conditions, to rehypothecate (i.e., lend to other counterparties) portfolio securities pledged by the Fund up to the amount of the loan balance outstanding. The terms of the BNP Credit Facility provide that the Fund continue to receive dividends and interest on rehypothecated securities. The Fund has the right under the BNP Credit Facility to recall rehypothecated securities from BNP on demand. If BNP fails to deliver a recalled security in a timely manner, the BNP Credit Facility provides for compensation by BNP to the Fund for any fees or losses related to the failed delivery or, in the event a recalled security will not be returned by BNP, for the Fund, upon notice to BNP, to reduce the loan balance outstanding by the amount of the recalled security failed to be returned. The terms of the BNP Credit Facility pursuant to which portfolio securities pledged by the Fund are rehypothecated may provide for receipt by the Fund, either directly or indirectly through a reduction in the costs associated with the BNP Credit Facility, of a portion of the fees earned by BNP in connection with the rehypothecation of such portfolio securities. Rehypothecation by BNP of the Fund’s pledged portfolio securities entails risks, including the risk that BNP will be unable or unwilling to return rehypothecated securities, which could result in, among other things, the inability of the Fund to find suitable investments to replace the unreturned securities, thereby impairing the ability the Fund to achieve its investment objective.

69	1.888.926.2688 | www.apollo.com

Apollo Diversified Credit Fund	Notes to Consolidated Financial Statements

June 30, 2025 (Unaudited)

Shareholders May Experience Dilution. All distributions declared in cash payable to shareholders that are participants in the Fund’s distribution reinvestment plan will generally be automatically reinvested in the Fund’s common shares. As a result, shareholders that do not participate in the distribution reinvestment plan may experience dilution over time.

Limitation on Liability of Trustees and Officers; Indemnification and Advance of Expenses. Delaware law permits a Delaware statutory trust to include in its Declaration of Trust a provision to indemnify and hold harmless any trustee or beneficial owner or other person from and against any and all claims and demands whatsoever. The Declaration of Trust provides that the Fund’s Trustees will not be liable to the Fund or its shareholders for monetary damages for breach of fiduciary duty as a trustee to the fullest extent permitted by Delaware law. The Declaration of Trust provides for the indemnification of any person to the full extent permitted, and in the manner provided, by Delaware law. In accordance with the 1940 Act, the Fund will not indemnify certain persons for any liability to which such persons would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Operational Risk. The Fund depends on the Sub-Adviser to develop the appropriate systems and procedures to control operational risk. Operational risks arising from mistakes made in the confirmation or settlement of transactions, from transactions not being properly booked, evaluated or accounted for or other similar disruption in the Fund’s operations, can cause the Fund to suffer financial loss, the disruption of its business, liability to clients or third parties, regulatory intervention or reputational damage. The Fund’s business is highly dependent on its ability to process, on a daily basis, a large number of transactions across numerous and diverse markets. Consequently, the Fund relies heavily on its financial, accounting and other data processing systems. The ability of its systems to accommodate an increasing volume of transactions could also constrain the Fund’s abilities to properly manage its portfolios. Shareholders are generally not notified of the occurrence of an error or the resolution of any error. Generally, the Sub-Adviser and its affiliates will not be held accountable for such errors, and the Fund may bear losses resulting from such errors.

Allocation Risk. The ability of the Fund to achieve its investment objective depends, in part, on the ability of the Sub-Adviser to allocate effectively the Fund’s assets among the various asset types in which the Fund invests and, with respect to each such asset class, among debt securities. There can be no assurance that the actual allocations will be effective in achieving the Fund’s investment objective or delivering positive returns.

Issuer Risk. The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of an issuer’s securities that are held in the Fund’s portfolio may decline for a number of reasons, which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

Management Risk. The NAV of the Fund changes daily based on the performance of the securities in which it invests. The Sub-Adviser’s judgments about the attractiveness, value and potential appreciation of a particular sector and securities in which the Fund invests may prove to be incorrect and may not produce the desired results.

Correlation Risk. The Fund seeks to produce returns that are less correlated to the broader financial markets. Although the prices of equity securities and fixed-income securities, as well as other asset classes, often rise and fall at different times so that a fall in the price of one may be offset by a rise in the price of the other, in down markets the prices of these securities and asset classes can also fall in tandem. Because the Fund allocates its investments among different asset classes, the Fund is subject to correlation risk.

Distribution Policy Risk. The Fund’s distribution policy is to make quarterly distributions to shareholders. All or a portion of a distribution may consist solely of a return of capital (i.e. from your original investment) and not a return of net profit. Shareholders should not assume that the source of a distribution from the Fund is net profit. Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares.

Risks Related to the Fund’s Investments

Loans Risk. Under normal market conditions, the Fund will invest in loans. The loans that the Fund may invest in include loans that are first lien, second lien, third lien or that are unsecured. In addition, the loans the Fund will invest in will usually be rated below investment grade or may also be unrated. Loans are subject to a number of risks described elsewhere in the Fund’s Prospectus, including credit risk, liquidity risk, below investment grade instruments risk and management risk.

Investments in Bank Loans and Participations. The investment portfolio of the Fund may include bank loans and participations. The special risks associated with investing in these obligations include: (i) the possible invalidation of an investment transaction as a fraudulent conveyance under relevant creditors’ rights laws; (ii) environmental liabilities that may arise with respect to collateral securing the obligations; (iii) adverse consequences resulting from participating in such instruments with other institutions with lower credit quality; (iv) limitations on the ability of the Fund or the Sub-Adviser to directly enforce any of their respective rights with respect to participations; and (v) generation of income that is subject to U.S. federal income taxation as income effectively connected with a U.S. trade or business.

Semi-Annual Report | June 30, 2025 (Unaudited)	70

Apollo Diversified Credit Fund	Notes to Consolidated Financial Statements

June 30, 2025 (Unaudited)

Senior Loans Risk. Senior secured loans are usually rated below investment-grade or may also be unrated. As a result, the risks associated with senior secured loans are similar to the risks of below investment-grade fixed income instruments, although senior secured loans are senior and secured in contrast to other below investment-grade fixed income instruments, which are often subordinated or unsecured. Investment in senior secured loans rated below investment-grade is considered speculative because of the credit risk of their issuers. There may be less readily available and reliable information about most senior secured loans than is the case for many other types of securities. As a result, the Sub-Adviser will rely primarily on its own evaluation of a borrower’s credit quality rather than on any available independent sources. Therefore, the Fund will be particularly dependent on the analytical abilities of the Sub-Adviser.

In general, the secondary trading market for senior secured loans is not well developed. No active trading market may exist for certain senior secured loans, which may make it difficult to value them. Illiquidity and adverse market conditions may mean that the Fund may not be able to sell senior secured loans quickly or at a fair price. To the extent that a secondary market does exist for certain senior secured loans, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

Subordinated Loans or Securities. Certain of the Fund’s investments may consist of loans or securities, or interests in pools of securities that are subordinated or may be subordinated in right of payment and ranked junior to other securities issued by, or loans made to obligors. If an obligor experiences financial difficulty, holders of its more senior securities will be entitled to payments in priority to the Fund. Some of the Fund’s asset-backed investments may also have structural features that divert payments of interest and/or principal to more senior classes of loans or securities backed by the same assets when loss rates or delinquency exceeds certain levels. This may interrupt the income the Fund receives from its investments, which may lead to the Fund having less income to distribute to investors.

In addition, many of the obligors are highly leveraged and many of the Fund’s investments will be in securities which are unrated or rated below investment-grade. Such investments are subject to additional risks, including an increased risk of default during periods of economic downturn, the possibility that the obligor may not be able to meet its debt payments and limited secondary market support, among other risks.

Loans to Private Companies. Loans to private and middle-market companies involves risks that may not exist in the case of large, more established and/or publicly traded companies.

Below Investment Grade, or High-Yield, Instruments Risk. The Fund anticipates that it may invest substantially all of its assets in instruments that are rated below investment grade. Below investment grade instruments are commonly referred to as “junk” or high-yield instruments and are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Lower grade instruments may be particularly susceptible to economic downturns, which could adversely affect the ability of the issuers of such instruments to repay principal and pay interest thereon, increase the incidence of default for such instruments and severely disrupt the market value of such instruments.

Valuation Risk. Unlike publicly traded common stock which trades on national exchanges, there is no central place or exchange for most of the Fund’s investments to trade. The Fund’s investments generally trade on an “over-the-counter” market which may be anywhere in the world where the buyer and seller can settle on a price. Due to the lack of centralized information and trading, the valuation of loans or fixed-income instruments may carry more risk than that of common stock. Uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. In addition, other market participants may value securities differently than the Fund. As a result, the Fund may be subject to the risk that when an instrument is sold in the market, the amount received by the Fund is less than the value of such loans or fixed-income instruments carried on the Fund’s books.

Liquidity Risk. To the extent consistent with the applicable liquidity requirements for interval funds under Rule 23c-3 of the 1940 Act, the Fund may invest in securities that, at the time of investment, are illiquid (determined using the SEC’s standard applicable to registered investment companies, i.e., securities that cannot be disposed of by the Fund within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities). However, securities that cannot be disposed of within seven days due solely to applicable laws or the Sub-Adviser’s compliance policies and procedures will not be subject to the limitations set forth above. The Fund may also invest in restricted securities. Investments in restricted securities could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase these securities.

Failure of Financial Institutions and Sustained Financial Market Illiquidity. The failure of certain financial institutions, namely banks, may increase the possibility of a sustained deterioration of financial market liquidity, or illiquidity at clearing, cash management and/or custodial financial institutions. The failure of a bank (or banks) with which the Fund and/or its portfolio companies have a commercial relationship could adversely affect, among other things, the Fund and/or its portfolio companies’ ability to pursue key strategic initiatives, including by affecting the Fund’s ability to borrow from financial institutions on favorable terms. The Fund’s direct origination platform generally focuses on mature companies backed by well-funded large sponsors (e.g., private equity firms), typically with significant equity capital invested. In the event a portfolio company, or potential portfolio company, has a commercial relationship with a bank that has failed or is otherwise distressed, such portfolio company may experience delays or other issues in meeting certain obligations or consummating transactions.

71	1.888.926.2688 | www.apollo.com

Apollo Diversified Credit Fund	Notes to Consolidated Financial Statements

June 30, 2025 (Unaudited)

Trade Negotiations and Related Government Actions. In recent years, the U.S. government has indicated its intent to alter its approach to international trade policy and in some cases to renegotiate, or potentially terminate, certain existing bilateral or multi-lateral trade agreements and treaties with foreign countries, and has made proposals and taken actions related thereto. For example, the U.S. government has imposed, and may in the future further increase, tariffs on certain foreign goods, including from China, such as steel and aluminum. Some foreign governments, including China, have instituted retaliatory tariffs on certain U.S. goods. Most recently, the current U.S. presidential administration has imposed or sought to impose significant increases to tariffs on goods imported into the U.S., including from China, Canada and Mexico. Tariffs on imported goods could further increase costs, decrease margins, reduce the competitiveness of products and services offered by current and future portfolio companies and adversely affect the revenues and profitability of portfolio companies whose businesses rely on goods imported from such impacted jurisdictions.

Temporary Defensive Strategies. From time to time, the Fund may temporarily depart from its principal investment strategies as a defensive measure when the Sub-Adviser anticipates unusual market or other conditions. When a temporary defensive posture is believed by the Sub-Adviser to be warranted (“temporary defensive periods”), the Fund may without limitation hold cash or invest its Managed Assets in money market instruments and repurchase agreements in respect of those instruments. The money market instruments in which the Fund may invest are obligations of the U.S. government, its agencies or instrumentalities; commercial paper rated A-1 or higher by S&P or Prime-1 by Moody’s; and certificates of deposit and bankers’ acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation. During temporary defensive periods, the Fund may also invest to the extent permitted by applicable law in shares of money market mutual funds. Money market mutual funds are investment companies and the investments in those companies by the Fund are in some cases subject to applicable law. To the extent that the Fund invests defensively, it may not achieve its investment objective.

Credit Risk. Credit risk is the risk that one or more loans in the Fund’s portfolio will decline in price or fail to pay interest or principal when due because the issuer of the instrument experiences a decline in its financial status. While a senior position in the capital structure of a borrower or issuer may provide some protection with respect to the Fund’s investments in certain loans, losses may still occur because the market value of loans is affected by the creditworthiness of borrowers or issuers and by general economic and specific industry conditions and the Fund’s other investments will often be subordinate to other debt in the issuer’s capital structure. To the extent the Fund invests in below investment grade instruments, it will be exposed to a greater amount of credit risk than a fund which invests in investment grade securities. The prices of lower grade instruments are more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn, than are the prices of higher grade instruments. Instruments of below investment grade quality are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due and therefore involve a greater risk of default. In addition, the Fund may enter into credit derivatives which may expose it to additional risk in the event that the instruments underlying the derivatives default.

Interest Rate Risk. The fixed-income instruments that the Fund may invest in are subject to the risk that market values of such securities will decline as interest rates increase. These changes in interest rates have a more pronounced effect on securities with longer durations. Typically, the impact of changes in interest rates on the market value of an instrument will be more pronounced for fixed-rate instruments, such as most corporate bonds, than it will for floating rate instruments. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund’s NAV. After a period of historically low interest rates, the Federal Reserve has raised certain benchmark interest rates. It cannot be predicted with certainty when, or how, these policies will change, but actions by the Federal Reserve and other central bankers may have a significant effect on interest rates and on the U.S. and world economies generally. Market volatility, rising interest rates, uncertainty around interest rates and/or unfavorable economic conditions could adversely affect the Fund’s business.

U.S. Debt Ceiling and Budget Deficit Risks. U.S. debt ceiling and budget deficit concerns have increased the possibility of additional credit-rating downgrades and economic slowdowns, or a recession in the United States. Although U.S. lawmakers have historically passed legislation to raise the federal debt ceiling on multiple occasions, ratings agencies have lowered or threatened to lower the long-term sovereign credit rating on the United States. In August 2023, Fitch Ratings Inc., downgraded the U.S. credit rating to AA+ from AAA, citing fiscal deterioration over the next three years and close encounters with default due to ongoing political dysfunction. The impact of a U.S. default on its obligations or any further downgrades to the U.S. government’s sovereign credit rating or its perceived creditworthiness could adversely affect the U.S. and global financial markets and economic conditions. These developments could cause interest rates and borrowing costs to rise, which may negatively impact the ability to access the debt markets on favorable terms. In addition, disagreement over the federal budget has caused the U.S. federal government to shut down for periods of time. Continued adverse political and economic conditions could have a material adverse effect on the Fund’s business, financial condition and results of operations.

Structured Products Risk. The Fund may invest up to 30% of its Managed Assets in structured products, including CLOs, floating rate mortgage-backed securities and credit linked notes. Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk.

Covenant-Lite Loans Risk. Covenant-lite loans contain fewer maintenance covenants than other types of loans, or no maintenance covenants, and may not include terms that allow the lender to monitor the performance of the borrower and declare a default if certain criteria are breached. Covenant-lite loans may carry more risk than traditional loans as they allow individuals and corporations to engage in activities that would otherwise be difficult or impossible under a covenant-heavy loan agreement. In the event of default, covenant-lite loans may exhibit diminished recovery values as the lender may not have the opportunity to negotiate with the borrower prior to default.

Semi-Annual Report | June 30, 2025 (Unaudited)	72

Apollo Diversified Credit Fund	Notes to Consolidated Financial Statements

June 30, 2025 (Unaudited)

Collateralized Debt Obligation (CDO) Securities. CDO securities generally are limited-recourse obligations of the issuer thereof payable solely from the underlying securities of such issuer or proceeds thereof. Consequently, holders of CDO securities must rely solely on distributions on the underlying securities or proceeds thereof for payment in respect thereof. If distributions on the underlying securities are insufficient to make payments on the CDO securities, no other assets will be available for payment of the deficiency and following realization of the underlying assets, the obligations of such issuer to pay such deficiency will be extinguished. Such underlying securities may consist of high-yield debt securities, loans, structured finance securities and other debt instruments, generally rated below investment-grade (or of equivalent credit quality) except for structured finance securities. High-yield debt securities are generally unsecured (and loans may be unsecured) and may be subordinated to certain other obligations of the issuer thereof. The lower rating of high-yield debt securities and below investment-grade loans reflects a greater possibility that adverse changes in the financial condition of an issuer or in general economic conditions or both may impair the ability of the issuer to make payments of principal or interest. Such investments may be speculative.

Privacy and Data Security Laws. Many jurisdictions in which the Fund and its portfolio companies operate have laws and regulations relating to data privacy, cyber security and protection of personal information. If the Fund or the Sub-Adviser fail to comply with the relevant laws and regulations, it could result in regulatory investigations and penalties, which could lead to negative publicity and may cause investors and clients to lose confidence in the effectiveness of the Fund’s security measures.

Leverage Risk. Under current market conditions, the Fund generally intends to utilize leverage in an amount up to 33 1/3% of the Fund’s Managed Assets principally through borrowings. In the future, the Fund may elect to utilize leverage in an amount up to 50% of the Fund’s total assets through the issuance of preferred shares. Leverage may result in greater volatility of the NAV and distributions on the common shares because changes in the value of the Fund’s portfolio investments, including investments purchased with the proceeds from borrowings or the issuance of preferred shares, if any, are borne entirely by common shareholders.

Derivatives Risk. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks, such as liquidity risk (which may be heightened for highly-customized derivatives), interest rate risk, market risk, credit risk, leveraging risk, counterparty risk, tax risk, and management risk, as well as risks arising from changes in applicable requirements. They also involve the risk of mispricing, the risk of unfavorable or ambiguous documentation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Fund’s use of derivatives may increase or accelerate the amount of taxes payable by common shareholders.

The Fund relies on certain exemptions in Rule 18f-4 to enter into derivatives transactions and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Under Rule 18f-4, “derivatives transactions” include the following:

(1) any swap, security-based swap, futures contract, forward contract, option (excluding purchased options), any combination of the foregoing, or any similar instrument, under which the Fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (2) any short sale borrowing; and (3) if the Fund relies on the exemption in Rule 18f-4(d)(1)(ii), reverse repurchase agreements and similar financing transactions. The Fund will rely on a separate exemption in Rule 18f-4(e) when entering into unfunded commitment agreements, which includes any commitment to make a loan to a company, including term loans, delayed draw term loans, and revolvers, or to invest equity in a company. To rely on the unfunded commitment agreements exemption, the Fund must reasonably believe, at the time it enters into such agreement, that it will have sufficient cash and cash the equivalents to meet its obligations with respect to all of its unfunded commitment agreements, in each case as they come due. The Fund will rely on the exemption in Rule 18f-4(f) when purchasing when-issued or forward-settling securities (e.g., firm and standby commitments, including TBA commitments, and dollar rolls) and non-standard settlement cycle securities, if certain conditions are met.

The Fund intends to operate as a “limited derivatives user” for purposes of the derivatives transactions exemption in Rule 18f-4. To qualify as a limited derivatives user, the Fund’s “derivatives exposure” is limited to 10% of its net assets subject to exclusions for certain currency or interest rate hedging transactions (as calculated in accordance with Rule 18f-4). Unless the Fund qualifies as a “limited derivatives user” as defined in Rule 18f-4, the rule would, among other things, require the Fund to establish a comprehensive derivatives risk management program, to comply with certain value-at-risk based leverage limits, to appoint a derivatives risk manager and to provide additional disclosure both publicly and to the SEC regarding its derivatives positions.

Inflation/Deflation Risk. Inflation risk is the risk that the value of certain assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the shares and distributions on the common shares can decline. In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with the Fund’s use of leverage would likely increase, which would tend to further reduce returns to shareholders. Deflation risk is the risk that prices throughout the economy decline over time—the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer defaults more likely, which may result in a decline in the value of the Fund’s portfolio.

73	1.888.926.2688 | www.apollo.com

Apollo Diversified Credit Fund	Notes to Consolidated Financial Statements

June 30, 2025 (Unaudited)

Non-U.S. Instruments Risk. The Fund may invest in non-U.S. Instruments. Non-U.S. investments involve certain risks not typically associated with investing in the United States. Generally, there is less readily available and reliable information about non-U.S. issuers or Borrowers due to less rigorous disclosure or accounting standards and regulatory practices. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, as many external debt obligations bear interest at rates which are adjusted based upon international interest rates. Because non-U.S. Instruments may trade on days when the Fund’s common shares are not priced, the Fund’s NAV may change at times when common shares cannot be sold.

Foreign Currency Risk. Because the Fund may invest its Managed Assets in securities or other instruments denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of instruments held by the Fund and the unrealized appreciation or depreciation of investments. Currencies of certain countries may be volatile and therefore may affect the value of instruments denominated in such currencies, which means that the Fund’s NAV could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar.

The Sub-Adviser may, but is not required to, elect for the Fund to seek to protect itself from changes in currency exchange rates through hedging transactions depending on market conditions. The Fund may incur costs in connection with the conversions between various currencies. In addition, certain countries may impose foreign currency exchange controls or other restrictions on the repatriation, transferability or convertibility of currency.

11. SUBSEQUENT EVENTS

Subsequent events after the date of the Consolidated Statement of Assets and Liabilities have been evaluated through the date the consolidated financial statements were issued.

As outlined in the Fund’s Quarterly Repurchase Offer Notice dated June 26, 2025, the Fund offered to repurchase up to 5% of its outstanding shares at the NAV of such shares on August 5, 2025. Accordingly, the Fund repurchased approximately 3.9% of its outstanding shares which resulted in 2,656,202 repurchased shares for $59,602,065.

Management has determined that there were no other subsequent events to report through the issuance of these consolidated financial statements.

Semi-Annual Report | June 30, 2025 (Unaudited)	74

Apollo Diversified Credit Fund	Dividend Reinvestment Policy

June 30, 2025 (Unaudited)

The Fund will operate under a dividend reinvestment plan administered by SS&C GIDS, Inc. (the “Transfer Agent”) Pursuant to the policy, the Fund’s income dividends or capital gains or other distributions (each, a “Distribution” and collectively, “Distributions”), net of any applicable U.S. withholding tax, are reinvested in the same class of shares of the Fund.

Shareholders automatically participate in the dividend reinvestment plan, unless and until an election is made to withdraw from the policy on behalf of such participating shareholder. Shareholders who do not wish to have Distributions automatically reinvested should so notify the Transfer Agent in writing at Apollo Diversified Credit Fund, c/o SS&C GIDS, Inc. 430 W 7th St, Kansas City, MO 64105-1407. Such written notice must be received by the Transfer Agent 30 days prior to the record date of the Distribution or the shareholder will receive such Distribution in shares through the dividend reinvestment plan. Under the dividend reinvestment plan, the Fund’s Distributions to shareholders are reinvested in full and fractional shares as described below.

When the Fund declares a Distribution, the Transfer Agent, on the shareholder’s behalf, will receive additional authorized shares from the Fund either newly issued or repurchased from shareholders by the Fund and held as treasury stock. The number of shares to be received when Distributions are reinvested will be determined by dividing the amount of the Distribution by the Fund’s net asset value per share.

The Transfer Agent will maintain all shareholder accounts and furnish written confirmations of all transactions in the accounts, including information needed by shareholders for personal and tax records. The Transfer Agent will hold shares in the account of the shareholders in non-certificated form in the name of the participant, and each shareholder’s proxy, if any, will include those shares purchased pursuant to the dividend reinvestment plan. Each participant, nevertheless, has the right to request certificates for whole and fractional shares owned. The Fund will issue certificates in its sole discretion. The Transfer Agent will distribute all proxy solicitation materials, if any, to participating shareholders.

In the case of shareholders, such as banks, brokers or nominees, that hold shares for others who are beneficial owners participating under the dividend reinvestment plan, the Transfer Agent will administer the dividend reinvestment plan on the basis of the number of shares certified from time to time by the record shareholder as representing the total amount of shares registered in the shareholder’s name and held for the account of beneficial owners participating under the dividend reinvestment plan.

Neither the Transfer Agent nor the Fund shall have any responsibility or liability beyond the exercise of ordinary care for any action taken or omitted pursuant to the dividend reinvestment plan, nor shall they have any duties, responsibilities or liabilities except such as expressly set forth herein. Neither shall they be liable hereunder for any act done in good faith or for any good faith omissions to act, including, without limitation, failure to terminate a participant’s account prior to receipt of written notice of his or her death or with respect to prices at which shares are purchased or sold for the participants account and the terms on which such purchases and sales are made, subject to applicable provisions of the federal securities laws.

The automatic reinvestment of Distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Distributions.

The Fund reserves the right to amend or terminate the dividend reinvestment plan. There is no direct service charge to participants with regard to purchases under the dividend reinvestment plan; however, the Fund reserves the right to amend the dividend reinvestment plan to include a service charge payable by the participants.

All correspondence concerning the dividend reinvestment plan should be directed to the Transfer Agent at Apollo Diversified Credit Fund, c/o SS&C GIDS, Inc. 430 W 7th St, Kansas City, MO 64105-1407. Certain transactions can be performed by calling the toll free number 1-888-926-2688.

75	1.888.926.2688 | www.apollo.com

Apollo Diversified Credit Fund	Additional Information

June 30, 2025 (Unaudited)

1. PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 888-926-2688, or on the Securities and Exchange Commission’s (“SEC”) website at https://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available without charge upon request by calling toll-free 888-926-2688, on the Fund’s website at www.apollo.com/adcf, or on the SEC’s website at https://www.sec.gov.

2. QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s web site at http://www.sec.gov. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Semi-Annual Report | June 30, 2025 (Unaudited)	76

Apollo Diversified Credit Fund	Approval of Investment Advisory Contract

June 30, 2025 (Unaudited)

Trustees Consideration and Renewal of the Management Agreement and Sub-Advisory Agreement

In considering whether to renew the Amended and Restated Management Agreement (the “Management Agreement”) between the Fund and the Adviser and the Amended and Restated Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement” and together with the Management Agreement, the “Advisory Agreements”) between the Fund, the Adviser and the Sub-Adviser (together with the Adviser, the “Advisers”), the Trustees reviewed and considered the information they deemed reasonably necessary, including the following material factors discussed in further detail below: (1) the nature, extent, and quality of the services to be provided by the Advisers; (2) the investment performance of the Fund and the Advisers; (3) the costs of the services to be provided and profits to be realized by the Advisers and their affiliates from the relationship with the Fund; and (4) the extent to which economies of scale may be realized as the Fund grows and whether the advisory fee reflects possible economies of scale for the benefit of the Fund’s investors.

(1) The nature, extent and quality of the services provided by the Advisers. The Trustees evaluated the Advisers’ current staffing, the education and experience of their personnel, their compliance programs, policies, and procedures, organizational structure and the financial condition of the Advisers. The Board noted that the Adviser and Sub-Adviser are affiliates of the parent company, Apollo, and further noted the Advisers’ access to the additional resources, infrastructure, and experience of Apollo. The Trustees noted that the business of the Advisers had not changed since the Board’s last approval of the Advisory Agreements and no material changes are anticipated over the next year. The Board noted that the Advisers continue to review and provide the required resources to ensure high quality and professional management and administration services to the Fund. The Board discussed the education and experience of key personnel supporting the Fund, noting the depth of expertise in the credit markets. The Board noted the compensation philosophy of the Advisers and their commitment to attract and retain quality personnel. The Board noted the additional roles taken on by the Adviser with respect to the Fund, including as the Fund’s valuation designee to perform fair value determinations relating to the Fund’s portfolio investments pursuant to Rule 2a-5 under the 1940 Act. The Board reviewed the quality of the Advisers’ compliance infrastructure and the compliance and risk management programs and policies. After reviewing the foregoing information and other information in the response materials from the Advisers (“Adviser Materials”), including the Adviser’s and Sub-Adviser’s Form ADV, the Board concluded that the nature, extent, and quality of the services provided by the Advisers to the Fund were satisfactory.

(2) The investment performance of the Fund and the Advisers. The Trustees reviewed the performance of the Fund in view of its stated investment objective and investment strategy. With respect to performance of the Fund, the Trustees noted that the Fund outperformed all of its benchmarks for the one-year period ended December 31, 2024 and underperformed one benchmark for the three- and five-year periods ended December 31, 2024, as outlined in the Adviser Materials. The Trustees also noted comparable performance of the Fund against its peers. When reviewing the Fund’s performance against its benchmark and peers, the Board considered the strategies and investment objectives of each of the peer funds. The Board noted that performance of the Fund overall has been relatively strong. After reviewing the Fund’s performance and other factors, the Board concluded that it was satisfied with the performance of the Fund.

(3) The cost of services to be provided and profits realized by the Advisers and their affiliates from the relationship with the Fund. The Trustees evaluated the current and projected asset levels of the Fund; and the overall expenses of the Fund, including the nature and frequency of the management fee payments.

The Trustees then compared the fees and expenses of the Fund (including the management fee) to other peer funds comparable in terms of the type of fund, the nature of its investment strategy, its style of investment management and the size of the peer, among other factors. The Trustees noted that while the management fee of the Fund was higher than the median of the peer group, it was still within the range of the peer group. The Trustees also noted that the peer group funds with management fees below the median generally invest in more liquid credit investments, as opposed to the loan originations in which the Fund invests and which take additional resources to manage. Furthermore, the Board acknowledged that the Fund’s management fee is calculated based on net assets, as opposed to managed assets, and noted that, unlike many of the peer group funds that originate loans, no incentive fee was charged to the Fund. The Board also noted that the Adviser and not the Fund pays the sub-advisory fee. The Trustees also noted the continuation of the expense limitation and reimbursement agreements, which limits the Fund’s annual operating expenses, through at least April 30, 2026.

The Trustees reviewed the financial information of Apollo, the parent company of the Advisers, and the profit and loss assessment of the Adviser in connection with its management of the Fund, as outlined in the Adviser Materials. The Board noted that the Adviser was currently profitable with regard to the Fund. The Board noted that the profit did not appear unreasonable in light of the services provided and concluded that the Adviser’s profitability was not excessive.

77	1.888.926.2688 | www.apollo.com

Apollo Diversified Credit Fund	Approval of Investment Advisory Contract

June 30, 2025 (Unaudited)

Following further consideration and discussion of the foregoing, the Board concluded that the management fee paid to the Adviser by the Fund, and the sub-advisory fee paid by the Adviser to the Sub-Adviser, was fair and reasonable in relation to the nature and quality of the services provided by the Adviser and Sub-Adviser, respectively, and that they reflected charges that were within a range of what could have been negotiated at arm’s length.

(4) The extent to which economies of scale may be realized as the Fund grows and whether the advisory fee reflects possible economies of scale. The Board noted that the Fund’s strategy focuses heavily on originated credit, which is a more cost-intensive investment strategy that does not result in the same economies of scale as more liquid strategies that primarily trade investments instead of originating investments. The Trustees concluded that the Fund’s management fee is reasonable under the circumstances. The Board noted that it will have the opportunity to periodically reexamine economies of scale over time.

Consideration of Approval of the Advisory Agreements. The Independent Trustees were assisted by independent legal counsel throughout the review process. The Board relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreements and the weight to be given to each factor considered. The Board’s decision was not based on any single factor, but rather was based on a comprehensive evaluation of all of the information provided to the Board. Each Trustee may have afforded different weight to the various factors in reaching his or her conclusions with respect to the approval of the Advisory Agreements.

Conclusion. Having requested and received such information from the Advisers as the Trustees believed to be reasonably necessary to evaluate the terms of the Advisory Agreements, the Board, including the Independent Trustees, voting separately, unanimously approved the renewal of the Advisory Agreements.

Semi-Annual Report | June 30, 2025 (Unaudited)	78

Apollo Diversified Credit Fund	Trustees and Officers

June 30, 2025 (Unaudited)

The business and affairs of the Fund are managed under the direction of the Trustees. Information concerning the Trustees and officers of the Fund is set forth below. Generally, each Trustee and officer serves an indefinite term or until certain circumstances such as his resignation, death, or otherwise as specified in the Fund’s organizational documents. Any Trustee may be removed at a meeting of shareholders by a vote meeting the requirements of the Fund’s organizational documents. The Statement of Additional Information of the Fund includes additional information about the Trustees and officers and is available, without charge, upon request by calling the Fund toll-free at 888-926-2688.

INDEPENDENT TRUSTEES

Name and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During Last Five Years
Meredith Coffey (1968)	Trustee Since 2022	Head of Research and the Co-Head of Public Policy for the Loan & Syndications Trading Association from 2008-2023.	5	Formerly, Director, Apollo Senior Floating Rate Fund Inc. from 2023-2024; formerly, Director, Apollo Tactical Income Fund Inc. from 2023-2024; Trustee, Apollo Debt Solutions BDC from 2021-present; Trustee, Apollo S3 Private Markets Fund from 2023-present; Trustee, Apollo Origination II (Levered) Capital Trust from 2025-present; Trustee, Apollo Origination II (UL) Capital Trust from 2025-present.
Christine Gallagher (1985)	Trustee Since 2022	Customer Experience (CX) Social Impact & Strategic Initiatives Manager at Leidos QTC Health Services; Chief of Staff, Leidos Military & Veterans Health Solutions; Communications and Engagement Manager, Military and Family Life Counseling (MFLC) Program (West) from March 2021-present; President of Military Quality of Life Consulting, LLC, a military support and consulting company, from 2015-present.	3	Trustee, Apollo Debt Solutions BDC from 2021-present; Trustee, Apollo S3 Private Markets Fund from 2023-present.
Michael Porter (1983)	Trustee Since 2022	Corporate Development and Strategy at Netflix from 2014-2025; Board of Directors of Ednovate Charter School from December 2020-present.	3
Carl J. Rickertsen (1960)	Trustee Since 2022	Managing partner of Pine Creek Partners, a private equity investment firm, from 2015-present.	5	Director, MicroStrategy Inc. (2002-present); Director, Berry Global Inc. (2013-present); formerly, Director Apollo Senior Floating Rate Fund Inc. (2011-2023); formerly, Director, Apollo Tactical Income Fund Inc. (2013-2023).
Sheryl Schwartz (1963)	Trustee since 2025***	Chief Investment Officer of Alti Financial from November 2021 to present; Managing Director at Caspian Private Equity from 2013 to 2020.	2	Director, Cartesian Growth II from 2021 to present; Director, GAIA Reit 2023 to present.

79	1.888.926.2688 | www.apollo.com

Apollo Diversified Credit Fund	Trustees and Officers

June 30, 2025 (Unaudited)

INTERESTED TRUSTEES AND OFFICERS

Name and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During Last Five Years
Earl Hunt (1981)	Chairman, Trustee, and President Since 2022	Mr. Hunt joined Apollo in 2021. From 2015 to 2021, Mr. Hunt served as a Partner in the Global Markets division at Goldman Sachs. He also was a member of Goldman Sachs’ Partnership Committee, Global Markets Operating Committee and was co-chair of the Global Markets Inclusion and Diversity Committee.	4	Trustee, Apollo Debt Solutions BDC from 2022-present; Trustee, Apollo Origination II (Levered) Capital Trust from 2025-present; Trustee, Apollo Origination II (UL) Capital Trust from 2025-present.
Kenneth Seifert (1978)	Treasurer and Chief Financial Officer Since 2022	Controller, Principal and Director, Apollo since 2021 and 2017, respectively. Chief Financial Officer and Treasurer of MidCap Financial Investment Corporation and MidCap Apollo Institutional Private Lending since 2025. Treasurer and Chief Financial Officer of Apollo Senior Floating Rate Fund and Apollo Tactical Income Fund through 2024. Treasurer and Chief Financial Officer of Apollo Diversified Real Estate Fund since 2022. Treasurer, Chief Financial Officer, and Principal Financial Officer of Apollo S3 Private Markets Fund through 2024.	N/A	N/A
Kristin Hester (1980)	Chief Legal Officer and Secretary Since 2022	Managing Director, General Counsel-Regulated Funds, Apollo Global Management, Inc., 2015 to present; Chief Legal Officer, MidCap Financial Investment Corporation, Apollo Debt Solutions BDC, Apollo Diversified Real Estate Fund, MidCap Apollo Institutional Private Lending, Apollo Origination II (Levered) Capital Trust, Apollo Origination II (UL) Capital Trust and Redding Ridge Asset Management LLC, 2022 to present. Chief Legal Officer and Secretary of Apollo S3 Private Markets Fund, 2023 to present.	N/A	N/A
Ryan Del Giudice (1990)	Chief Compliance Officer Since 2018, Vice President and Assistant Secretary Since 2020	Principal, Apollo Global Management, Inc., 2022 to present; Chief Compliance Officer, Apollo Diversified Real Estate Fund, 2018 to present; Chief Compliance Officer, MidCap Financial Investment Corporation, Apollo Debt Solutions BDC, MidCap Apollo Institutional Private Lending, Apollo Origination II (Levered) Capital Trust, Apollo Origination II (UL) Capital Trust and Apollo S3 Private Markets Fund, 2023 to present; Chief Compliance Officer, Griffin Capital Asset Management Company, LLC, 2017 to 2022.	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely.
**	“Fund Complex” comprises registered investment companies for which the Adviser or an affiliate of the Adviser serves as investment adviser. The Fund Complex is currently comprised of: The Fund, Apollo Debt Solutions BDC, Apollo Diversified Real Estate Fund, MidCap Apollo Institutional Private Lending, Apollo S3 Private Markets Fund, MidCap Financial Investment Corporation, Apollo Origination II (Levered) Capital Trust and Apollo Origination II (UL) Capital Trust.
***	Ms. Schwartz was elected as a Trustee of the Fund effective August 21, 2025.

Semi-Annual Report | June 30, 2025 (Unaudited)	80

Apollo Diversified Credit Fund	Service Providers

June 30, 2025 (Unaudited)

Investment Adviser

Apollo Capital Credit Adviser, LLC

9 W 57th Street, New York, NY 10019

Investment Sub-Adviser

Apollo Credit Management, LLC

9 W 57th St, New York, NY 10019

Administrator

ALPS Fund Services, Inc.

1290 Broadway, Suite 1000, Denver, CO 80203

Custodian

Bank of New York Mellon Trust Company, National Association

601 Travis Street, 16th Floor, Houston, TX 77002

Distributor

ALPS Distributors, Inc.

1290 Broadway, Suite 1000, Denver, CO 80203

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

30 Rockefeller Plaza, New York, NY 10112

Legal Counsel

Simpson Thacher & Bartlett LLP

900 G Street, NW, Washington, D.C. 20001

Transfer Agent and DRIP Administrator

SS&C GIDS, Inc.

330 W 9th Street, Kansas City, MO 64105

81	1.888.926.2688 | www.apollo.com

Apollo Diversified Credit Fund	Privacy Notice

June 30, 2025 (Unaudited)

DATA PRIVACY NOTICE

What Information Do We Have About You?

We may have collected your personal information in connection with your investment in Apollo Diversified Credit Fund. Additionally, we may collect nonpublic personal information about you via our website, including any information captured through the use of our “cookies.”

With Whom Do We Share Your Personal Information?

We may share the information we collect with our affiliates and nonaffiliated third parties for our everyday business purposes, such as to process your transactions, maintain your investments in the Fund, and to respond to court orders and legal investigations. We also provide such information to our affiliates, attorneys, banks, auditors, securities brokers and service providers as may be necessary to facilitate the acceptance and management of your account or your investments in the Funds and to enable them to perform services on our behalf. We do not sell your personal information to third parties for their independent use.

Protecting the Confidentiality of Our Investor Information

Apollo takes our responsibility to protect the privacy and confidentiality of your personal information very seriously. As such, we maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information, although you should be aware that data protection cannot be guaranteed. We restrict access to nonpublic personal information about you to our employees and agents who need to know such information to provide products or services to you. Our control policies, for example, authorize access to investor information only by individuals who need such access to do their work.

Opt-Out Notice

We reserve the right to disclose nonpublic personal information about you to a nonaffiliated third party as discussed above. If you wish to limit the distribution of your personal information with our affiliates and nonaffiliated third parties, as described herein, you may do so by:

●	Calling (877) 864-4834; or

●	Writing us at the following address:

c/o: Apollo Diversified Credit Fund
9 West 57th Street, New York, NY 10019
Attn: Ryan Del Giudice

The ability to opt out of disclosure of nonpublic personal information about you may not apply to arrangements necessary to effect or administer a transaction in shares of a Fund or maintain or service your account.

If you choose to write or call us, your request should include your name, address, telephone number and account number(s) to which the opt-out applies and the extent to which your personal information shall be withheld. If you are a joint account owner, we will apply those instructions to the entire account. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

Please understand that if you limit our sharing or our affiliated companies’ use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies’ products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If your shares are held in “street name” at a bank or brokerage, we do not have access to your personal information, and you should refer to your bank’s or broker’s privacy policies for a statement of the treatment of your personal information.

If you have any questions regarding this policy, please feel free to contact privacy@apollo.com.

Semi-Annual Report | June 30, 2025 (Unaudited)	82

9 West 57th Street, 42nd Floor New York, NY 10019	212.515.3200 www.apollo.com

Not a deposit	May lose value	No bank guarantee
Not insured by the FDIC, NCUA or any other government agency

This material must be accompanied or preceded by a prospectus.

Apollo Global Securities, LLC (“AGS”) and Griffin Capital Securities, LLC (“GCS”), Members of FINRA and SIPC, are subsidiaries of Apollo Global Management, Inc. AGS conducts Apollo’s capital markets business and certain of its fund marketing and distribution and GCS is a wholesale marketing agent for Apollo sponsored products. ALPS Distributors, Inc. (1290 Broadway, Suite 1000, Denver, CO 80203, Member FINRA) is the distributor of Apollo Diversified Credit Fund. Apollo Global Management, Inc. and ALPS Distributors, Inc. are not affiliated.

GCC000959 | Exp. 07.31.26	MPRO 4623 | ADCF-IU399623-0725A

(b) Not applicable

Item 2. Code of Ethics.

Not applicable

Item 3. Audit Committee Financial Expert.

Not applicable

Item 4. Principal Accountant Fees and Services.

Not applicable

Item 5. Audit Committee of Listed Registrants.

Not applicable

Item 6. Investments.

(a)	The schedule of investments is included as part of the Report to Stockholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable to the Fund.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)	Not applicable to the Fund.

(b)	Not applicable to the Fund.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable to the Fund.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable to the Fund.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable to the Fund.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

A statement regarding the basis for approval of the Fund’s investment advisory and sub-advisory contracts is included as part of the Report to Stockholders filed under Item 1 of this report.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable

(b)	Not applicable

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 15. Submission of Matters to a Vote of Security Holders.

No changes have occurred.

Item 16. Controls and Procedures.

(a)	Based on an evaluation of the Fund’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act), the Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are effective as of a date within 90 days of the filing date of this report.

(b)	There were no changes in the Fund’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or are reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

None.

Item 18. Recovery of Erroneously Awarded Compensation.

(a)	Not applicable.

(b)	Not applicable.

Item 19. Exhibits.

(a)(1)	Not applicable

(a)(2)	Not applicable to Registrant.

(a)(3)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2022 are filed herewith as Exhibit 99.CERT.

(a)(4)	Not applicable.

(a)(5)	Not applicable.

(b)	Certifications required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2022 are filed herewith as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

APOLLO DIVERSIFIED CREDIT FUND

By:	/s/ Earl Hunt
Earl Hunt
President (Principal Executive Officer)

Date:	September 4, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Earl Hunt
Earl Hunt
President (Principal Executive Officer)

Date:	September 4, 2025

By:	/s/ Kenneth Seifert
Kenneth Seifert
Treasurer (Principal Financial Officer)

Date:	September 4, 2025